BUILDING FINANCIAL BRIDGES(R)

                               [GRAPHIC OMITTED]

                                             -----------------------------------
                                             THE PREFERRED GROUP OF MUTUAL FUNDS
                                                              Annual Report 2001
                                             -----------------------------------

--------------------------------------------
THE PREFERRED GROUP OF MUTUAL FUNDS         /
                      Who we are...        /
------------------------------------------

E pluribus unum. It's one of the few Latin phrases we know. Out of many, one. The phrase appears on the Great Seal of the United States, which is reproduced on the back of the one-dollar bill. Today, as in 1782, it defines our country and its aspirations.

Creating something new from separate parts is a good description of The Preferred Group of Mutual Funds, too.

In 1992, Caterpillar created the Preferred Group as a diverse collection of publically managed mutual funds, subadvised by an equally diverse group of fund managers, primarily to support the 401(k) assets of Cat employees. Managers are chosen, from across the country, on the strength they have within specific investment styles.

Today the Preferred Group is a unique collection of publically traded funds, with managers--many of whom were previously unavailable to retail investors--judged on their ability to stick to their investment objectives, regardless of whether a particular style is in or out of favor.

That means you can create a well-diversified portfolio--exhibiting little holdings overlap among funds--with ease. And with the addition of two new funds in April, the Preferred Group offers more diversification options than ever.

Thereby promoting your freedom to choose.

Performance Data ..........................................................    1
Our Message to You ........................................................    2
Funds & Investment Objectives .............................................    4
Performance Information & Benchmarks ......................................    5
Investment Reviews ........................................................    6
Statements of Assets & Liabilities ........................................   26
Statements of Operations ..................................................   28
Statements of Changes in Net Assets .......................................   30
Financial Highlights ......................................................   34
Schedules of Investments ..................................................   38
Notes to Financial Statements .............................................   62
Report of Independent Accountants .........................................   70
Shareholder Privileges ....................................................   73

                                    PREFERRED
                                     [LOGO]
                                     GROUP(R)

                              THE PREFERRED GROUP
                                OF MUTUAL FUNDS

-----------------------------------------------------
Performance Data             Period Ended 6/30/01+++  \
============================================================================================================================
                                 Beginning        Ending                                         Income        Capital Gains
                                    NAV             NAV           Total          Current        Dividends      Distributions
Preferred Fund                  (per share)     (per share)      Return*          Yield+       (per share)      (per share)
----------------------------------------------------------------------------------------------------------------------------
International Growth               $10.00         $ 9.70          (3.00%)            --               --               --
----------------------------------------------------------------------------------------------------------------------------
International Value                 18.11          13.95          (5.51)             --           $ 0.35           $ 2.91
----------------------------------------------------------------------------------------------------------------------------
Small Cap Growth                    12.65           8.52         (32.65)             --               --               --
----------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                      10.00          12.43          24.30              --               --               --
----------------------------------------------------------------------------------------------------------------------------
Large Cap Growth                    26.43          13.22         (30.38)             --               --             5.83
----------------------------------------------------------------------------------------------------------------------------
Large Cap Value                     21.95          21.62          11.78              --             0.16             2.68
----------------------------------------------------------------------------------------------------------------------------
Asset Allocation                    16.77          13.56          (5.13)             --             0.45             2.01
----------------------------------------------------------------------------------------------------------------------------
Fixed Income                         9.51           9.90          10.78            5.75%            0.61               --
----------------------------------------------------------------------------------------------------------------------------
S.T. Government Securities           9.51           9.75           8.64            4.64             0.57               --
----------------------------------------------------------------------------------------------------------------------------
Money Market++                       1.00           1.00           5.69            3.47             0.06               --
============================================================================================================================

      * Total return includes reinvestment of dividends and capital gains distributions and, for the International Growth and Mid Cap Growth funds, is not annualized.

      + The yield shown for the Fixed Income and Short-Term Government Securities funds is the 30-day current yield as of 6/30/01. The yield shown for the Money Market fund is the seven-day current yield as of 6/30/01, in accordance with Securities and Exchange Commission rules for reporting yields of money market funds.

      ++ An investment in the Money Market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. The seven-day current yield for the Money Market fund more closely reflects the current earnings of the fund than does the total return quotation.

      +++ Information shown for the International Growth fund and the Mid Cap Growth fund is for the period 4/2/01 (the funds' inception date) to 6/30/01.

            The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than their original cost.


                                                        1 PERFORMANCE DATA
                                                          www.PreferredGroup.com

  [PHOTO OMITTED]

David L. Bomberger
    President

Dear Fellow Preferred Group Shareholder:

I am pleased to present you with the Preferred Group's annual report for the twelve months ended June 30, 2001. This report provides detailed information on your funds, including fund holdings, financial and performance data, and commentary from each of the portfolio managers.

Economic Commentary

Back in July 2000, the Federal Reserve's number-one priority was to guard against the possibility of an increase in the inflation rate. However, in December 2000, the Fed announced that it was growing more concerned about the country slipping into recession than it was about higher prices for goods and services. In January, it announced the first of a series of interest rate cuts, and within six months, the interest rate target had been lowered by a whopping 2.75%.

Recession? Not yet. At the end of June 2001, the U.S. had endured a slowing growth rate, but not an actual decline in Gross Domestic Product (GDP). In fact, it's been several years since GDP dropped from one quarter to the next, and you have to go back to the early `90s to find two consecutive quarters of decline, which is one of the more commonly accepted definitions of recession.

So by one standard, the U.S. hasn't entered a recession. If you bought a car or a home recently (a lot of people did), you're probably feeling pretty good about your job and the economy. Consumer spending accounts for about two-thirds of GDP, and the rate of growth in consumer spending, while lower than a year ago, is still positive. But economic numbers are still a mixed bag. If you're a manufacturer with an idle factory, or someone finding the job market harder to crack this year, it feels very much like a recession.

The good news is that, historically, lower interest rates have helped generate economic activity. And while past performance doesn't guarantee future performance, lower rates and $35 billion in tax rebates may give the economy a much-needed boost.

Market Commentary

At the end of the fiscal year, the S&P 500 Index, the Dow Jones Industrial Average and the Nasdaq Composite Index were trading below year-earlier levels. The tech-heavy Nasdaq was especially hit hard, first by the deflating Internet bubble and, more recently, by corporate earnings disappointments. Yet despite the disappointments reflected in the major market indexes, there are areas that did fairly well during the past 12 months.

Perhaps the most remarkable story of the past year was the wide gap between growth and value investing styles. The Russell 1000 Value Index gained 10.33%, while the Russell 1000 Growth Index declined 36.18% (The S&P 500 Index, by contrast, ended the year in the middle, with a decline of 14.83%). Will value continue to have its day in the sun? Hard to say, and, as with everything to do with the markets, really, impossible to predict. For instance, during the most recent quarter, growth outperformed value in the Russell 1000 Index by 8.42% to 4.88%. Good enough reason, we say, to make sure your portfolio is well diversified across investment styles and asset classes.


2 OUR MESSAGE TO YOU
  The Preferred Group of Mutual Funds

Overseas stock markets by and large followed the lead, and decline, of U.S. markets. Foreign stocks, as measured by the MSCI EAFE Index, ended the year down 23.63%.

As we noted in December's semiannual report, high demand and low supply led to bonds recording better returns than stocks for the first time in years. As the fiscal year came to an end, that was still true. As measured by the Salomon Brothers BIG Index, bonds had gained 11.26% since June 2000. Even cash beat the S&P 500, with 90-Day Treasury Bills ending the year with a 5.36% return.

Preferred Group Highlights

The Preferred Group looks different than it did in July 2000. For one thing, we changed the names of four of the funds in April 2001. The Preferred Growth Fund became the Preferred Large Cap Growth Fund; the Preferred Value Fund became the Preferred Large Cap Value Fund; the Preferred Small Cap Fund became the Preferred Small Cap Growth Fund; and the Preferred International Fund became the Preferred International Value Fund.

The changes were designed to clarify the investment style of each fund, and, just as important, to make logical room for the two new funds we also added to our family in April 2001.

The portfolio of the new Preferred International Growth Fund is managed by Marvin & Palmer Associates, Inc. of Wilmington, Delaware. We believe this fund makes an excellent companion for the International Value Fund. Like the Preferred Large Cap Growth and Large Cap Value funds, the Preferred international funds exhibit little stock overlap, improving your ability to diversify overseas.

Turner Investment Partners, Inc., of Berwyn, PA, was tapped to manage the portfolio of the Mid Cap Growth Fund. The fund generally invests in equities with a market cap of $1 billion to $10 billion dollars and fills an important space between existing Preferred Group small and large cap funds. This is the second time Turner has been tapped to manage a Preferred Group fund. The company has subadvised the portfolio of the Small Cap Growth Fund since January 2000.

Speaking of the Small Cap Growth Fund, long-term performance (0.51% average annual return since inception in November 1995) certainly hasn't been anything to brag about. Turner was selected to manage the fund's portfolio in January 2000 when it was a struggling small-cap value/core fund. We changed the fund's investment style to growth, and within two months--Turner was leading the fund through tough times for small-cap growth funds. Obviously, we have some ground to make up, but we are heartened by the fund's 20% return during the second quarter of 2001. We firmly believe the fund is in the right hands for future success.

Lessons Learned

Over the past several years, it has been impossible to summarize the year in investing without taking a look at the Nasdaq Composite Index. Like a balloon released in a crowd, the Nasdaq soared through the clouds and we all craned our necks to catch a glimpse. Watching it come back to earth was just as riveting. After all, it's not every year you watch an index give up over $2 trillion in market capitalization.

The Preferred Group was not immune to declines during the past year. The Preferred Large Cap Growth Fund, for instance, declined by 30.38% in twelve months. However, the decline serves to reinforce the messages that we tend to repeat in our semiannual and annual reports. First, as the Nasdaq made it abundantly clear, markets go down as well as up.

But the more important message is that diversification may smooth over rough times. And, we believe, active management may help. For instance, back in June 2000, if you had invested $5,000 in the Large Cap Growth Fund and $5,000 in the Large Cap Value Fund, you would have $9,070 at the end of the year--still a loss, but over $500 more than if you had put the whole $10,000 in the S&P 500 Index. Going back to July 1992, the same $5,000 in each fund would have risen to a combined total of $36,861, just over $900 ahead of the S&P 500.

That being said, past performance is no guarantee of future performance, and for the record, we recommend more diversification than that represented by two U.S. large-cap mutual funds, even if they are ours. However, we believe the example supports two important concepts: diversification of course, but also patience, especially in volatile markets.

To be sure, the only way to directly benefit from the markets is to participate in them. But this year, you may be able to do more than merely participate. If you find yourself with a tax refund this year, or if you start noticing those new, lower withholding rates, consider investing the extra money. It's money you never planned on, but once set aside, makes planning for the future that much easier.

Thank you for selecting the Preferred Group. For quick, easy access to fund performance, manager comments and other information, be sure to visit us on the Web at www.PreferredGroup.com. Still have a question or two? Please call us at 1-800-662-4769. We're always eager to help.


                                     Sincerely,


                                     /s/ David L. Bomberger

                                     David L. Bomberger, CFA


                                                       3  VISIT OUR WEB SITE
                                                          www.PreferredGroup.com

Funds & Investment Objectives

--------------------------------------------------------------------------------

International Growth Fund

Seeks its objective of long-term capital appreciation by investing primarily in common stocks of non-U.S. companies believed to offer the potential for capital appreciation.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

International Value Fund

Seeks its objective of long-term capital appreciation by investing primarily in equity securities traded principally on markets outside the United States.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Small Cap Growth Fund

Seeks its objective of long-term capital appreciation through investments in companies with small equity capitalizations.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Mid Cap Growth Fund

Seeks its objective of long-term capital appreciation by investing primarily in U.S. companies with medium market capitalizations believed to have strong earnings growth potential.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Large Cap Growth Fund

Seeks its objective of long-term capital appreciation by investing primarily in equity securities believed to offer the potential for capital appreciation, including stocks of companies experiencing above-average earnings growth.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Large Cap Value Fund

Seeks its objective of capital appreciation by investing primarily in equity securities that are believed to be undervalued and offer above- average potential for capital appreciation.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Asset Allocation Fund

Seeks its objective of both capital appreciation and current income by allocating its assets among stocks, bonds and high quality money market instruments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Fixed Income Fund

Seeks its objective of a high level of current income consistent with investment in a diversified portfolio of debt securities.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Short-Term Government Securities Fund

Seeks its objective of high current income, consistent with preservation of capital, primarily through investment in U.S. Government securities.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Money Market Fund

Seeks its objective of the maximum current income believed to be consistent with preservation of capital and maintenance of liquidity by investing in short-term, fixed income instruments.

--------------------------------------------------------------------------------


4 FUNDS & INVESTMENT OBJECTIVES
  The Preferred Group of Mutual Funds

Performance Information

Historical performance

Historical performance can be evaluated in several ways. At the end of each fund's Discussion & Analysis section, we have provided a look at the total percentage change in value, the average annual percentage change and the growth of a hypothetical $10,000 investment. A comparison of this historical data to an appropriate benchmark is also provided. These performance figures include changes in a fund's share price, plus reinvestment of any dividends (or income) and any capital gains (profits the fund earns when it sells securities that have grown in value).

Cumulative total returns

Cumulative total returns reflect the fund's actual performance over a set period: six months, one year, five years and since inception.

Average annual total returns

Average annual total returns are hypothetical. A fund's average annual return indicates what would have happened if the fund had performed at a constant rate each year. For your information, all average annual total returns provided by funds must be as of the most recent calendar quarter--in this case, June 30, 2001. This helps you to compare funds from different complexes on an equal basis.

$10,000 hypothetical investment

The "$10,000 Investment Since Inception" illustrates the value of your investment as of June 30, 2001, had you invested $10,000 when the fund started.

Benchmarks

What are they and what do they tell me?

Benchmarks are simply a point of reference for comparison. Mutual funds typically compare themselves to a suitable stock or bond market index to gauge their performance over the long term (generally 3-5 years). An index is really a fictitious unmanaged portfolio. It does not trade or incur any expenses. In that sense, a fund must actually outperform its benchmark (gross return) by the amount of its management fees and other expenses in order for its reported performance (net of fees) to match its benchmark. Because the Preferred Group funds are managed portfolios investing in a wide range of securities, the securities owned by a fund will not match those included in the relevant benchmark. (Please refer to the Investment Review section of this report for detailed descriptions of each fund's benchmark.)

--------------------------------------------------------------------------------
Preferred International Growth Fund
   MSCI EAFE Index
--------------------------------------------------------------------------------
Preferred International Value Fund
   MSCI EAFE Index
--------------------------------------------------------------------------------
Preferred Small Cap Growth Fund
   Russell 2000 Growth Index
--------------------------------------------------------------------------------
Preferred Mid Cap Growth Fund
   Russell Midcap Growth Index
--------------------------------------------------------------------------------
Preferred Large Cap Growth Fund
   S&P 500 Index
--------------------------------------------------------------------------------
Preferred Large Cap Value Fund
   S&P 500 Index
--------------------------------------------------------------------------------
 Preferred Asset Allocation Fund
   65/30/5 Benchmark*
   S&P 500 Index
--------------------------------------------------------------------------------
Preferred Fixed Income Fund
   Salomon Brothers Broad Investment Grade (BIG) Index
--------------------------------------------------------------------------------
Preferred Short-Term Government Securities Fund
   Merrill Lynch 1-3 Year Treasury Index
--------------------------------------------------------------------------------
Preferred Money Market Fund
   Money Fund Report Average/All Taxable
--------------------------------------------------------------------------------

* Blended benchmark consisting of 65% - S&P 500 Index; 30% - Lehman Brothers Long-Term Treasury Index; and 5% - 90-Day Treasury Bills.


                                                       5 Performance Information
                                                         www.PreferredGroup.com

The Preferred International Growth Fund seeks its objective of long-term capital appreciation by investing primarily in common stocks of non-U.S. companies believed to offer the potential for capital appreciation.

Discussion & Analysis

The Preferred International Growth Fund was launched on April 2, 2001. As a result, manager comments are limited to a discussion of the fund's performance during the second quarter of 2001.

The fund declined 3.00% during the period ended June 30, 2001, versus a 1.24% decline in the MSCI EAFE Index for the same time period.

An attribution analysis of the portfolio's performance shows that asset allocation on a country basis was a positive contributor by 0.2%. Issue selection was a problem, contributing a negative 1.1%. Currency contributed a negative 0.4% due to asset allocation but was partially offset by a 0.1% positive contribution from hedging.

The global bear market, which began in March 2000, continued in the second quarter. In dollar terms, the EAFE is down 29%, Japan 35% and Europe 28%. However, market rotation and volatility eased during the quarter and actually pushed some markets higher in local currency terms. The anticipation of better economic conditions looking forward was key to the improvement in sentiment.

During the quarter, we increased our weighting in Japan and reduced holdings in Europe. Japan appears poised to start restructuring its financial system. The European central bank, on the other hand, has lacked the Federal Reserve's aggressiveness in cutting interest rates because of its fear of inflation and its mandate to maintain price stability.

We believe the portfolio remains widely diversified both geographically and on a sector basis. Relative to the benchmark, the fund is overweight in pharmaceuticals, energy and consumer staples and underweight in telecommunications. Geographically, we are neutral to most regions but have been increasing Asia relative to Europe.

Equity market movements are a function of time and price. While it is unclear whether we have experienced enough time and price damage to declare an end to this bear market, many signs give reason for encouragement. Aggressive monetary easing and stimulative fiscal policy in the form of tax cuts in the U.S. should help to stabilize the economic situation. Falling energy costs are also an important reason for optimism.

In addition, we believe the action of equities in emerging markets is a promising sign. We have increased our exposure in this area because we believe these markets should be the first to respond to any improvement in global economic activity.

                                              - Marvin & Palmer Associates, Inc.

[PHOTO OMITTED]

Portfolio Manager: David F. Marvin, CFA
--------------------------------------------------------------------------------

Title: Chairman, Chief Executive Officer, Director, Portfolio Manager, Marvin & Palmer Associates, Inc.
--------------------------------------------------------------------------------

Last Five Years' Experience: Portfolio Manager at Marvin & Palmer Associates, Inc. David has managed the Preferred International Growth Fund since its inception on April 2, 2001.
--------------------------------------------------------------------------------

Education: B.S.--University of Illinois; M.B.A.--Northwestern University; Chartered Financial Analyst
--------------------------------------------------------------------------------


6 INVESTMENT REVIEW
  The Preferred International Growth Fund

Fund Facts as of June 30, 2001                                                 7


Performance

The following information illustrates the historical performance of the Preferred International Growth Fund compared with the MSCI Europe, Australasia & Far East (MSCI EAFE) Index. The MSCI EAFE Index contains over 1,000 stocks from approximately 20 different countries with Japan, the United Kingdom, France and Germany being the most heavily weighted.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred International Growth Fund's inception date was April 2, 2001. This report will provide one-, five- and ten-year performance history in the future as the fund matures.

There are special risk considerations associated with foreign investing, including political and currency risks. (See "Foreign Risk" in the current prospectus.)

Cumulative Total Return
================================================================================
                               PAST         PAST       PAST         SINCE
                             6 MONTHS     1 YEAR      5 YEARS     INCEPTION*
--------------------------------------------------------------------------------
Preferred International        n/a          n/a         n/a         -3.00%
Growth Fund
--------------------------------------------------------------------------------
MSCI EAFE Index                n/a          n/a         n/a         -1.24%
================================================================================
                                                                 * April 2, 2001

Average Annual Total Return
================================================================================
                                             PAST           PAST         SINCE
                                            1 YEAR         5 YEARS    INCEPTION*
--------------------------------------------------------------------------------
Preferred International Growth Fund           n/a            n/a        -3.00%
--------------------------------------------------------------------------------
MSCI EAFE Index                               n/a            n/a        -1.24%
================================================================================
                                                 * April 2, 2001, not annualized

A $10,000 Investment Since Inception

  [The following table was depicted as a line graph in the printed material.]

              Preferred International Growth Fund         MSCI EAFE Index
4/2/01                       10,000                           10,000
6/30/01                       9,700                            9,876

Top Ten Stock Holdings*

                                                         (% of total net assets)

 1. GlaxoSmithKline Plc.,
    United Kingdom                                                          4.4%
--------------------------------------------------------------------------------
 2. Royal Dutch Petroleum Company,
    Netherlands                                                             4.0%
--------------------------------------------------------------------------------
 3. TotalFinaElf S.A., France                                               3.4%
--------------------------------------------------------------------------------
 4. Novartis, Switzerland                                                   3.3%
--------------------------------------------------------------------------------
 5. Honda Motor Co. Ltd., Japan                                             3.2%
--------------------------------------------------------------------------------
 6. Sanofi-Synthelabo S.A., France                                          3.2%
--------------------------------------------------------------------------------
 7. Elan Corp. Plc., United Kingdom                                         2.9%
--------------------------------------------------------------------------------
 8. BP Plc., United Kingdom                                                 2.8%
--------------------------------------------------------------------------------
 9. Nomura Securities Co. Ltd., Japan                                       2.8%
--------------------------------------------------------------------------------
10. Nikko Securities Co. Ltd., Japan                                        2.7%

Portfolio Holdings                                                            84
--------------------------------------------------------------------------------

* Holdings listed are as of 6/30/01. Current holdings of any mutual fund are subject to change without notice.

Country Allocation (% of total net assets)

United Kingdom                                                             22.1%
--------------------------------------------------------------------------------
Japan                                                                      21.3%
--------------------------------------------------------------------------------
France                                                                     14.1%
--------------------------------------------------------------------------------
Netherlands                                                                11.4%
--------------------------------------------------------------------------------
Switzerland                                                                 8.1%
--------------------------------------------------------------------------------
China                                                                       5.0%
--------------------------------------------------------------------------------
Germany                                                                     2.8%
--------------------------------------------------------------------------------
Mexico                                                                      2.6%
--------------------------------------------------------------------------------
Australia                                                                   2.4%
--------------------------------------------------------------------------------
Denmark                                                                     1.7%
--------------------------------------------------------------------------------
Norway                                                                      1.0%
--------------------------------------------------------------------------------
Sweden                                                                      0.9%
--------------------------------------------------------------------------------
Spain                                                                       0.7%
--------------------------------------------------------------------------------
Other                                                                       5.9%
                                                                 Total      100%

                             www.PreferredGroup.com

The Preferred International Value Fund seeks its objective of long-term capital appreciation by investing primarily in equity securities traded principally on markets outside the United States.

Discussion & Analysis

For the 12 months ended June 30, 2001, the Preferred International Value Fund declined 5.51%, ahead of the MSCI EAFE Index, which declined 23.63%. Since inception, the fund has returned 9.40% on an average annual basis, ahead of the 7.46% gain of the benchmark.

Over the past year there was a major shift away from growth stocks toward value stocks as investors realized that their high expectations for the technology, telecom and media sectors were not attainable. In this difficult environment our disciplined value style of investing did relatively well, and we were able to provide downside protection compared to the benchmark.

Positive contributors to the fund's performance included Japan's Yasuda Marine & Fire Insurance, Tanabe Seiyaku Co. and Daiwa House Industry Co. Ltd. A couple of economically sensitive issues performed well: Alcan Aluminum Ltd. and Stora Enso Oyj Series R (2.2% of net assets). Financial stocks were strong, especially Royal Bank of Scotland Group Plc. (2.3%).

Detractors from fund performance included Italy's Bipop-Carire (1.1%), the U.K.'s Corus Group Plc. (1.7%), Switzerland's Valora Holdings AG (1.2%) and Japan's Matsushita Electric Industries (1.5%).

New positions were taken in Centros Com Carrefour (1.7%), a hypermarket chain based in Spain, and Hudsons Bay Co. (1.1%), a department store operator in Canada. We also bought household goods company Reckitt & Benckiser and P&O Princess Cruises Plc. (1.9%), both UK-based. Two French companies were added to the portfolio: Valeo SA (1.8%), the global auto parts supplier and engineering firm, and Alstom, the aerospace company. Rolls-Royce Plc. (2.2%) and Imperial Chemical Industries Plc. (1.9%) were purchased in the U.K. South Korea's Samsung Electronics (0.8%) was also added to the portfolio, as was China's Henderson Land Development (1.5%), a property developer and real estate investor.

We eliminated profitable positions in Sony Corp., Peugeot SA and Swatch Group based on high valuations and a weakening earnings outlook. Our positions in New Zealand, Carter Holt and Fisher & Paykel, were sold. An underperforming bank in Spain, Andalucia, was eliminated. Consumer stocks Christian Dior and Tesco, and pharmaceutical companies, Pharmacia Corp. ADR and Novartis AG, were sold based on strong performance and overvaluation. Our small positions in Telecom Argentina and Sulzer were eliminated based on deteriorating fundamentals.

So far, synchronized global monetary easing has had little impact on the real economy, but we believe its effect should become evident in the months ahead. In our opinion, the fund holds securities of high-quality companies able to compete in a tough global economy and to participate in the recovery to follow.

                                              - Mercator Asset Management(R), LP

                                [PHOTO OMITTED]

Portfolio Manager: Peter F. Spano, CFA
--------------------------------------------------------------------------------

Title: President, PXS Corp., General Partner, Mercator Asset Management(R), LP
--------------------------------------------------------------------------------

Last Five Years' Experience: Portfolio Manager at Mercator. Pete has managed the Preferred International Value Fund since its inception on July 1, 1992.
--------------------------------------------------------------------------------

Education: B.B.A.--St. John's University; M.B.A.--Baruch College (City University of New York); Chartered Financial Analyst
--------------------------------------------------------------------------------


8 INVESTMENT REVIEW
  The Preferred International Value Fund

Fund Facts as of June 30, 2001                                                 9


Performance

The following information illustrates the historical performance of the Preferred International Value Fund compared with the MSCI Europe, Australasia & Far East (MSCI EAFE) Index. The MSCI EAFE Index contains over 1,000 stocks from approximately 20 different countries with Japan, the United Kingdom, France and Germany being the most heavily weighted.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred International Value Fund's inception date was July 1, 1992. This report will provide ten-year performance history in the future as the fund matures.

There are special risk considerations associated with foreign investing, including political and currency risks. (See "Foreign Risk" in the current prospectus.)

From time to time the fund may invest in a limited number of issuers; therefore, it may be subject to greater risk than other mutual funds having a greater number of holdings.

Cumulative Total Return
================================================================================
                                  PAST         PAST        PAST         SINCE
                                6 MONTHS      1 YEAR     5 YEARS      INCEPTION*
--------------------------------------------------------------------------------
Preferred International          -5.23%       -5.51%       51.83%       124.52%
Value Fund
--------------------------------------------------------------------------------
MSCI EAFE Index                  -14.74%      -23.63%      16.52%        91.08%
================================================================================
                                                                  * July 1, 1992

Average Annual Total Return
================================================================================
                                               PAST         PAST        SINCE
                                              1 YEAR      5 YEARS     INCEPTION*
--------------------------------------------------------------------------------
Preferred International Value Fund            -5.51%       8.71%         9.40%
--------------------------------------------------------------------------------
MSCI EAFE Index                              -23.63%       3.10%         7.46%
================================================================================
                                                                  * July 1, 1992

A $10,000 Investment Since Inception

  [The following table was depicted as a line graph in the printed material.]

                   Preferred International Value Fund        MSCI EAFE Index
7/1/92                           10,000                           10,000
12/31/92                          8,419                            9,779
6/30/93                           9,623                           12,072
12/31/93                         11,915                           12,999
6/30/94                          12,189                           14,159
12/31/94                         12,305                           14,047
6/30/95                          13,004                           14,433
12/31/95                         13,526                           15,668
6/30/96                          14,787                           16,400
12/31/96                         15,845                           16,664
6/30/97                          18,558                           18,114
12/31/97                         17,007                           16,918
6/30/98                          19,414                           19,742
12/31/98                         18,704                           20,464
6/30/99                          20,806                           21,305
12/31/99                         24,860                           26,049
6/30/00                          23,760                           25,020
12/31/00                         23,691                           22,413
6/30/01                          22,452                           19,108

Top Ten Stock Holdings*

                                                         (% of total net assets)

 1. Yasuda Marine & Fire Insurance,
     Japan                                                                  3.2%
--------------------------------------------------------------------------------
 2. Tanabe Seiyaku Co., Japan                                               3.0%
--------------------------------------------------------------------------------
 3. Mitsui Fudosan Co., Japan                                               2.9%
--------------------------------------------------------------------------------
 4. Daiichi Pharmaceutical, Japan                                           2.8%
--------------------------------------------------------------------------------
 5. National Australia Bank, Australia                                      2.8%
--------------------------------------------------------------------------------
 6. Alcan Aluminum Ltd., Canada                                             2.7%
--------------------------------------------------------------------------------
 7. Reckitt & Benckiser,
     United Kingdom                                                         2.6%
--------------------------------------------------------------------------------
 8. Alstom, France                                                          2.6%
--------------------------------------------------------------------------------
 9. Bank Nova Scotia Halifax, Canada 2.6%
--------------------------------------------------------------------------------
10. Daiwa House Industry Co. Ltd.,
    Japan                                                                   2.5%
--------------------------------------------------------------------------------

Portfolio Holdings                                                            53
--------------------------------------------------------------------------------

* Holdings listed are as of 6/30/01. Current holdings of any mutual fund are subject to change without notice.

Country Allocation (% of total net assets)

Japan                                                                      22.8%
--------------------------------------------------------------------------------
United Kingdom                                                             20.7%
--------------------------------------------------------------------------------
Canada                                                                      7.9%
--------------------------------------------------------------------------------
France                                                                      5.2%
--------------------------------------------------------------------------------
Netherlands                                                                 5.1%
--------------------------------------------------------------------------------
Spain                                                                       5.0%
--------------------------------------------------------------------------------
Italy                                                                       4.1%
--------------------------------------------------------------------------------
Germany                                                                     3.9%
--------------------------------------------------------------------------------
Sweden                                                                      3.7%
--------------------------------------------------------------------------------
China                                                                       3.6%
--------------------------------------------------------------------------------
South Korea                                                                 3.4%
--------------------------------------------------------------------------------
Switzerland                                                                 3.1%
--------------------------------------------------------------------------------
Australia                                                                   2.8%
--------------------------------------------------------------------------------
Finland                                                                     2.2%
--------------------------------------------------------------------------------
Singapore                                                                   2.1%
--------------------------------------------------------------------------------
Other                                                                       4.4%
--------------------------------------------------------------------------------
                                                                  Total     100%

                             www.PreferredGroup.com

The Preferred Small Cap Growth Fund seeks its objective of long-term capital appreciation through investments in companies with small equity capitalizations.

Discussion & Analysis

In the 12 months ended June 30, 2001, the Preferred Small Cap Growth Fund declined 32.65%, versus a decline of 23.25% in the Russell 2000 Growth Index. Since inception, the fund has returned 0.51% on an average annual basis versus 7.53% for the benchmark.

During the fiscal year, the course of both the stock markets in general and growth stocks in particular was a study in contrasts: weak in the first nine months of the period, robust in the final three months. For most of the period, our performance suffered because we generally held growth stocks with higher betas and price/earnings ratios than the index averages--the types of stocks that were punished the most. The period was marked by one of the biggest discrepancies in performance between growth stocks and value stocks in modern times: the Russell 2000 Value Index was up 30.87%, beating its growth counterpart by just over 54 percentage points.

In the tech sector, as in all sectors, we rely on stock selection to add value. Our experience has shown that sector neutrality generally is prudent because the performance advantage in the market typically shifts swiftly and unpredictably from sector to sector. But when a major sector like technology is out of favor, as was the case for much of the past 12 months, it can create short-term problems for the fund. In the final three months of the period, however, the market environment changed for the better, to the distinct benefit of the fund.

For the entire period, approximately 20% of our sector positions--utilities/ communication and financial services--outperformed their corresponding index sectors; however, they accounted for only 11% of the fund, so their impact on performance was limited. Our financial-services holdings generated the highest return, 41%, versus a 26% gain for the Russell 2000 Growth Index financial-services sector. In contrast, our consumer-discretionary/services, producer-durables, and technology positions detracted most from performance, and they amounted to 52% of the fund. Our technology holdings produced the biggest loss, 64%, versus a 53% decline for the index tech sector.

Going forward, we believe growth stocks, absent a sharp increase in interest rates, will do relatively well in both the short and long run primarily because of their strong earnings potential. With the Fed committed to supportive fiscal/monetary policies and with the federal government moving quickly to reduce income taxes, we believe the economy may avoid a recession and achieve a soft landing.

                                              - Turner Investment Partners, Inc.

                                [PHOTO OMITTED]

Portfolio Manager: William C. McVail, CFA, leads an investment committee
--------------------------------------------------------------------------------

Title: Senior Equity Portfolio Manager, Turner Investment Partners, Inc.
--------------------------------------------------------------------------------

Last Five Years' Experience: Portfolio Manager at PNC Equity Advisors before joining Turner in 1998. Bill assumed management of the Preferred Small Cap Growth Fund in January 2000.
--------------------------------------------------------------------------------

Education: B.A. in Economics and B.A. in Psychology--Vassar College; Chartered Financial Analyst
--------------------------------------------------------------------------------


10 INVESTMENT REVIEW
   The Preferred Small Cap Growth Fund

Fund Facts as of June 30, 2001                                                11


Performance

The following information illustrates the historical performance of the Preferred Small Cap Growth Fund compared with the Russell 2000 Growth Index. The Russell 2000 Growth Index contains those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index contains the 2,000 smallest of the 3,000 largest U.S.-domiciled corporations, ranked by market capitalization.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Small Cap Growth Fund's inception date was November 1, 1995. This report will provide ten-year performance history in the future as the fund matures.

Securities of small-capitalization companies often trade less frequently and in more limited volume, and may be subject to greater volatility than securities of larger, more established companies.

Cumulative Total Return
================================================================================
                                 PAST         PAST          PAST       SINCE
                               6 MONTHS      1 YEAR       5 YEARS    INCEPTION*
--------------------------------------------------------------------------------
Preferred Small Cap             -12.62%      -32.65%      -8.67%+       2.90%+
Growth Fund
--------------------------------------------------------------------------------
Russell 2000 Growth Index         0.16%      -23.25%       6.71%       50.92%
================================================================================
                                                              * November 1, 1995
 + Total return would have been lower if a portion of the management fee (0.35%) had not been waived for the period November 1, 1995 through October 31, 1996.

Average Annual Total Return
================================================================================
                                               PAST        PAST        SINCE
                                              1 YEAR      5 YEARS    INCEPTION*
--------------------------------------------------------------------------------
Preferred Small Cap Growth Fund              -32.65%       -1.80%+     0.51%+
--------------------------------------------------------------------------------
Russell 2000 Growth Index                    -23.25%        4.79%      7.53%
================================================================================
                                                              * November 1, 1995
 + Total return would have been lower if a portion of the management fee (0.35%) had not been waived for the period November 1, 1995 through October 31, 1996.

A $10,000 Investment Since Inception

  [The following table was depicted as a line graph in the printed material.]

                Preferred Small Cap Growth Fund        Russell 2000 Growth Index
11/1/95                     10,000                              10,000
12/31/95                    10,506                              10,673
6/30/96                     11,267                              11,946
12/31/96                    12,653                              11,875
6/30/97                     14,534                              12,495
12/31/97                    16,629                              13,411
6/30/98                     17,942                              14,143
12/31/98                    15,797                              13,576
6/30/99                     14,487                              15,316
12/31/99                    14,156                              19,426
6/30/00                     15,278                              19,665
12/31/00                    11,775                              15,068
6/30/01                     10,290                              15,092

Top Ten Stock Holdings*

                                                         (% of total net assets)

 1. Henry Schein Inc.                                                       1.5%
--------------------------------------------------------------------------------
 2. Medicis Pharmaceuticals Inc.                                            1.3%
--------------------------------------------------------------------------------
 3. Mettler Toledo International Inc.                                       1.2%
--------------------------------------------------------------------------------
 4. Affiliated Managers Group Inc.                                          1.2%
--------------------------------------------------------------------------------
 5. Patterson Dental Company                                                1.1%
--------------------------------------------------------------------------------
 6. Axcelis Technologies Inc.                                               1.1%
--------------------------------------------------------------------------------
 7. ChipPAC Inc.                                                            1.1%
--------------------------------------------------------------------------------
 8. Emcore Corp.                                                            1.1%
--------------------------------------------------------------------------------
 9. Interwoven Inc.                                                         1.0%
--------------------------------------------------------------------------------
10. Fisher Scientific International                                         1.0%
--------------------------------------------------------------------------------

Portfolio Holdings                                                           155
--------------------------------------------------------------------------------

* Holdings listed are as of 6/30/01. Current holdings of any mutual fund are subject to change without notice.

Fund Composition (% of total net assets)

Health Care                                                                18.8%
--------------------------------------------------------------------------------
Services                                                                   15.9%
--------------------------------------------------------------------------------
Basic Materials                                                            14.6%
--------------------------------------------------------------------------------
Technology                                                                 11.5%
--------------------------------------------------------------------------------
Capital Goods                                                               9.3%
--------------------------------------------------------------------------------
Consumer Goods                                                              9.2%
--------------------------------------------------------------------------------
Financials                                                                  6.5%
--------------------------------------------------------------------------------
Telecommunication Services                                                  5.7%
--------------------------------------------------------------------------------
Energy                                                                      4.7%
--------------------------------------------------------------------------------
Transportation                                                              1.8%
--------------------------------------------------------------------------------
Other                                                                       2.0%
--------------------------------------------------------------------------------
                                                                    Total   100%

                             www.PreferredGroup.com

The Preferred Mid Cap Growth Fund seeks its objective of long-term capital appreciation by investing primarily in U.S. companies with medium market capitalizations believed to have strong earnings growth potential.

Discussion & Analysis

The Preferred Mid Cap Growth Fund was launched on April 2, 2001. As a result, manager comments are limited to a discussion of the fund's performance during the second quarter of 2001.

Since inception, the Preferred Mid Cap Growth Fund returned 24.30%, versus a 0.42% decline in the Russell Midcap Growth Index.

Approximately 50% of the fund's sector positions outperformed their corresponding index sectors. Contributing the most to performance were our technology holdings, which were up 36%, compared with 26% for the Russell Midcap Growth Index technology sector. Also, our consumer-discretionary/services position advanced 27%, outperforming the index sector by more than 12 percentage points. Our health care holdings detracted most from results in relative terms; they gained 20%, but the index sector gained even more, 23%.

The fund's results benefited especially from big gains in April, during which the stock markets recorded their best monthly performance in almost a decade. Catalysts behind the performance: 1) a surprise 50-basis-point interest-rate cut by the Federal Reserve Board that helped the market reverse its bearish momentum, and 2) signs that corporate earnings, which had been declining sharply, may begin improving in the second half of the year.

Going forward, we believe growth stocks, absent a sharp increase in interest rates, will do relatively well in both the short and long run primarily because of their strong earnings potential. For companies today, pricing power is weak, a consequence of increasingly fierce global competition. So companies have had to increase their sales volumes (instead of their prices) in an effort to boost earnings. And those companies that have increased their sales volumes most successfully have mainly been growth companies. The key to their success: the effective application of technology to innovate, boost productivity and temper costs and prices.

With the Fed committed to supportive fiscal/monetary policies and with the federal government moving quickly to reduce income taxes, we believe the economy may avoid a recession and achieve a soft landing. We think that to the extent that the economy does land softly, the return potential of growth stocks, bolstered by the companies' favorable fundamentals, should be enhanced. In our opinion, we think individual stock selection will matter enormously going forward, as the fundamentals of companies vary widely. In our judgment, investment success over the next 12 months will hinge mainly on picking the right stocks--stocks of companies with the strongest fundamentals.

                                              - Turner Investment Partners, Inc.

                                [PHOTO OMITTED]

Portfolio Manager: Christopher K. McHugh, leads an investment committee
--------------------------------------------------------------------------------

Title: Senior Portfolio Manager/Security Analyst, Turner Investment Partners,
Inc.
--------------------------------------------------------------------------------

Last Five Years' Experience: Portfolio manager at Turner Investment Partners, Inc. Christopher has managed the Preferred Mid Cap Growth Fund since its inception on April 2, 2001.
--------------------------------------------------------------------------------

Education: B.S.--Philadelphia College of Textiles and Science; M.B.A.--St. Joseph's University
--------------------------------------------------------------------------------


12 INVESTMENT REVIEW
   The Preferred Mid Cap Growth Fund

Fund Facts as of June 30, 2001                                                13


Performance

The following information illustrates the historical performance of the Preferred Mid Cap Growth Fund compared with the Russell Midcap Growth Index. The Russell Midcap Growth Index measures the performance of those companies with higher price- to-book ratios and higher forecasted growth values that are also included in the Russell Midcap Index (i.e., the 800 smallest companies out of the 1,000 largest U.S. companies).

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Mid Cap Growth Fund's inception date was April 2, 2001. This report will provide one-, five- and ten-year performance history in the future as the fund matures.

The share price of a fund investing in stocks of companies with small or mid-size market capitalizations may be more volatile than that of a fund investing in stocks of larger, more established companies.

Cumulative Total Return
================================================================================
                                   PAST         PAST       PAST         SINCE
                                 6 MONTHS     1 YEAR      5 YEARS     INCEPTION*
--------------------------------------------------------------------------------
Preferred Mid Cap                  n/a          n/a         n/a         24.30%
Growth Fund
--------------------------------------------------------------------------------
Russell Midcap Growth Index        n/a          n/a         n/a         -0.42%
================================================================================
                                                                 * April 2, 2001

Average Annual Total Return
================================================================================
                                              PAST        PAST          SINCE
                                             1 YEAR      5 YEARS      INCEPTION*
--------------------------------------------------------------------------------
Preferred Mid Cap Growth Fund                  n/a         n/a         24.30%
--------------------------------------------------------------------------------
Russell Midcap Growth Index                    n/a         n/a         -0.42%
================================================================================
                                                                 * April 2, 2001

A $10,000 Investment Since Inception

  [The following table was depicted as a line graph in the printed material.]

            Preferred Mid Cap Growth Fund       Russell Midcap Growth Index
4/2/01                  10,000                             10,000
6/30/01                 12,430                              9,958

Top Ten Stock Holdings*

                                                         (% of total net assets)

 1. King Pharmaceuticals Inc.                                               1.8%
--------------------------------------------------------------------------------
 2. IMS Health Inc.                                                         1.5%
--------------------------------------------------------------------------------
 3. Providian Financial Corp.                                               1.5%
--------------------------------------------------------------------------------
 4. Sanmina Corp.                                                           1.5%
--------------------------------------------------------------------------------
 5. Novellus Systems Inc.                                                   1.5%
--------------------------------------------------------------------------------
 6. Brocade Communications System                                           1.5%
--------------------------------------------------------------------------------
 7. Sonus Networks Inc.                                                     1.5%
--------------------------------------------------------------------------------
 8. General Mills Inc.                                                      1.4%
--------------------------------------------------------------------------------
 9. Watson Pharmaceuticals Inc.                                             1.4%
--------------------------------------------------------------------------------
10. TMP Worldwide Inc.                                                      1.4%
--------------------------------------------------------------------------------

Portfolio Holdings                                                           122
--------------------------------------------------------------------------------

* Holdings listed are as of 6/30/01. Current holdings of any mutual fund are subject to change without notice.

Fund Composition (% of total net assets)

Services                                                                   19.0%
--------------------------------------------------------------------------------
Basic Materials                                                            16.9%
--------------------------------------------------------------------------------
Health Care                                                                16.1%
--------------------------------------------------------------------------------
Technology                                                                 14.5%
--------------------------------------------------------------------------------
Telecommunication Services                                                  9.6%
--------------------------------------------------------------------------------
Consumer Goods                                                              6.9%
--------------------------------------------------------------------------------
Capital Goods                                                               4.8%
--------------------------------------------------------------------------------
Financials                                                                  3.9%
--------------------------------------------------------------------------------
Energy                                                                      3.6%
--------------------------------------------------------------------------------
Other                                                                       4.7%
--------------------------------------------------------------------------------
                                                                     Total  100%

                             www.PreferredGroup.com

The Preferred Large Cap Growth Fund seeks its objective of long-term capital appreciation by investing primarily in equity securities believed to offer the potential for capital appreciation, including stocks of companies experiencing above-average earnings growth.

Discussion & Analysis

During the 12-month period ended June 30, 2001, the Preferred Large Cap Growth Fund declined 30.38%, trailing the S&P 500 Index, which declined 14.83%. Since inception, the fund has grown at an annual average rate of 16.32%, versus the 15.28% return of the benchmark.

The Federal Reserve cut its interest rate target six times during the first half of 2000, from 6.50% to 3.75%. Each time, the Fed lowered its target by 50 basis points, the exception coming on June 27, when the Fed reduced its target by a more modest 25 basis points. This smaller rate reduction may indicate that the Fed is nearing an end to its easing cycle as it awaits full results from the five earlier rate reductions.

During the past twelve months, no one sector stands out as a major contributor; instead, individual stock choices across the sectors made the largest contribution to the portfolio. AOL Time Warner Inc. (2.4% of net assets) and Johnson & Johnson (1.2%) were among the top performing stocks for the period.

During the past six months, "defensive" technology companies such as Microsoft Corp., International Business Machines (2.3%) and Dell Computer Corp. (1.7%) performed well. Other technology stocks, including Cisco Systems Inc. (1.7%), continued their downward spiral from 2000. Meanwhile, financial stocks such as Household International Inc. (1.3%) and Citigroup Inc., received a boost during the period from interest rate cuts. However, market rotation out of biotechnology stocks early in 2001 and specific product/regulatory problems hurt the portfolio's performance in health care.

During the second quarter of 2001, our stocks in the consumer staples and capital goods sectors posted double-digit returns. AOL Time Warner Inc. rose strongly as the market began to focus on the attractive growth prospects of the combined entity and its unique competitive position. As consumer confidence levels rose, stocks such as Citigroup Inc. began their ascent, posting positive returns. On the negative side, telecom was down as reflected in the poor performance of such stocks as NTL Inc. (0.2%). Most recently, energy stocks such as Halliburton Co. (2.1%) declined as investors reacted to falling commodity prices. And Nokia Corp ADR (1.9%) performed poorly following its June 10 announcement of lower-than-expected earnings.

We believe the markets are in the process of bottoming as profit expectations and valuations begin to stabilize. In aggregate, we expect earnings growth from our portfolio companies at a rate well above the growth earnings for the broad markets, with a valuation at only a modest premium to the markets. We continue to search for quality companies growing at attractive rates.

                                                       - Jennison Associates LLC

                                [PHOTO OMITTED]

Portfolio Manager: Kathleen A. McCarragher
--------------------------------------------------------------------------------

Title: Director, Executive Vice President and Domestic Equity Investment Strategist, Jennison Associates LLC
--------------------------------------------------------------------------------

Last Five Years' Experience: Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer before joining Jennison in May 1998. Kathleen assumed management of the Preferred Large Cap Growth Fund in April 1999.
--------------------------------------------------------------------------------

Education: B.B.A. in Finance-- University of Wisconsin; M.B.A.-- Harvard Business School
--------------------------------------------------------------------------------


14 INVESTMENT REVIEW
   The Preferred Large Cap Growth Fund

Fund Facts as of June 30, 2001                                                15


Performance

The following information illustrates the historical performance of the Preferred Large Cap Growth Fund compared with the S&P 500 Index. The S&P 500 Index is the most common index for the overall U.S. stock market. It comprises 500 of the leading U.S. companies representing major industries.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark. Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Large Cap Growth Fund's inception date was July 1, 1992. This report will provide ten-year performance history in the future as the fund matures.

From time to time the fund may invest in a limited number of issuers; therefore, it may be subject to greater risk than other mutual funds having a greater number of holdings.

Cumulative Total Return

================================================================================
                                  PAST         PAST         PAST        SINCE
                                6 MONTHS      1 YEAR       5 YEARS    INCEPTION*
--------------------------------------------------------------------------------
Preferred Large Cap              -12.16%      -30.38%      102.73%      289.99%
Growth Fund
--------------------------------------------------------------------------------
S&P 500 Index                     -6.70%      -14.83%       96.55%      259.51%
================================================================================
                                                                  * July 1, 1992

Average Annual Total Return
================================================================================
                                               PAST         PAST        SINCE
                                              1 YEAR       5 YEARS    INCEPTION*
--------------------------------------------------------------------------------
Preferred Large Cap Growth Fund-              30.38%       15.18%        16.32%
--------------------------------------------------------------------------------
S&P 500 Index                                -14.83%       14.47%        15.28%
================================================================================
                                                                  * July 1, 1992

A $10,000 Investment Since Inception

  [The following table was depicted as a line graph in the printed material.]

                     Preferred Large Cap Growth Fund           S&P 500 Index
7/1/92                          10,000                             10,000
12/31/92                        11,915                             10,837
6/30/93                         12,425                             11,359
12/31/93                        13,828                             11,921
6/30/94                         12,468                             11,514
12/31/94                        13,676                             12,074
6/30/95                         16,733                             14,510
12/31/95                        17,554                             16,599
6/30/96                         19,237                             18,291
12/31/96                        20,868                             20,429
6/30/97                         27,732                             24,612
12/31/97                        27,385                             27,218
6/30/98                         33,003                             32,046
12/31/98                        37,129                             35,043
6/30/99                         42,991                             39,331
12/31/99                        53,897                             42,395
6/30/00                         56,014                             42,276
12/31/00                        44,398                             38,532
6/30/01                         38,999                             35,951

Top Ten Stock Holdings*
                                                         (% of total net assets)

 1. Citigroup Inc.                                                          4.7%
--------------------------------------------------------------------------------
 2. Microsoft Corp.                                                         4.2%
--------------------------------------------------------------------------------
 3. General Electric Co.                                                    4.1%
--------------------------------------------------------------------------------
 4. Home Depot Inc.                                                         3.3%
--------------------------------------------------------------------------------
 5. American Home Products Corp.                                            3.2%
--------------------------------------------------------------------------------
 6. Viacom Inc.                                                             3.1%
--------------------------------------------------------------------------------
 7. Kohls Corp.                                                             3.1%
--------------------------------------------------------------------------------
 8. American International Group Inc.                                       2.8%
--------------------------------------------------------------------------------
 9. Amgen Inc.                                                              2.7%
--------------------------------------------------------------------------------
10. AT&T Corp.                                                              2.5%
--------------------------------------------------------------------------------

Portfolio Holdings                                                            67
--------------------------------------------------------------------------------

* Holdings listed are as of 6/30/01. Current holdings of any mutual fund are subject to change without notice.

      Fund Composition (% of total net assets)

Financials                                                                 16.5%
--------------------------------------------------------------------------------
Health Care                                                                15.3%
--------------------------------------------------------------------------------
Telecommunication Services                                                 14.9%
--------------------------------------------------------------------------------
Consumer Goods                                                             14.3%
--------------------------------------------------------------------------------
Technology                                                                 14.2%
--------------------------------------------------------------------------------
Basic Materials                                                             8.8%
--------------------------------------------------------------------------------
Services                                                                    6.5%
--------------------------------------------------------------------------------
Energy                                                                      4.3%
--------------------------------------------------------------------------------
Capital Goods                                                               3.1%
--------------------------------------------------------------------------------
Transportation                                                              0.7%
--------------------------------------------------------------------------------
Other                                                                       1.4%
--------------------------------------------------------------------------------
                                                                  Total     100%

                             www.PreferredGroup.com

The Preferred Large Cap Value Fund seeks its objective of capital appreciation by investing primarily in equity securities that are believed to be undervalued and offer above-average potential for capital appreciation.

Discussion & Analysis

During the twelve months ended June 30, 2001, the Preferred Large Cap Value Fund returned 11.78%, ahead of the S&P 500 Index, which declined 14.83%. Since its inception, the fund has delivered an average annual return of 14.83% versus a return of 15.28% for the benchmark.

We exceeded our benchmark and generated positive returns through good stock selection and a defensive investment posture in a period of uncertainty for the market.

We employ a bottom-up approach in constructing the fund and base our investment decisions on the intrinsic merits of individual companies rather than on more general criteria such as industry projections or economic conditions. However, our bottom-up approach sometimes leads to a concentration of assets in particular sectors. As of June 30, 2001, approximately one-third of the fund's assets were invested in banks and other financial stocks, especially those with strong balance sheets and favorable earnings prospects. Our investments in this sector performed very well and as a group were up 31% for the year.

The most significant contributor to return was the fund's largest holding, Federal Home Loan Mortgage Corp., a quasi-government agency that guarantees and securitizes residential mortgages, which benefited as the housing market remained solid and lower interest rates bolstered refinancing activity. Two of our insurance stocks, Ace Ltd. (1.0% of net assets) and XL Capital Ltd. Class A rebounded on the strengthening of property casualty insurance pricing. Countrywide Credit Industry Inc., the leading independent mortgage lender, realized ongoing efficiencies from its low-cost operations while initiating efforts to expand into diversified financial services.

Outside the financial arena, Alcoa Inc. (2.0%) benefited from higher aluminum prices from energy-related reductions in industry capacity. Waste Management Inc. (1.9%) rebounded as the new management team continued to turn around the company. Carnival Corp. (1.9%) reported good earnings in a soft environment where new capacity put pressure on prices.

Our outlook for the market is neutral. We believe the Federal Reserve's lowering of interest rates, which has served to prop up the stock market, is almost complete. Accordingly, we believe for the market to move forward, companies must deliver earnings. We believe this transition from monetary growth to economic growth will come about, but we expect it to be choppy. Mispricings of individual stocks often are more readily identified when the artificial movements that characterized the previous several quarters unfetter the market. Consequently, we believe the present conditions favor our investment approach.

                                                           - Oppenheimer Capital

                                [PHOTO OMITTED]

Portfolio Manager: John G. Lindenthal
--------------------------------------------------------------------------------

Title: Managing Director, Oppenheimer Capital
--------------------------------------------------------------------------------

Last Five Years' Experience: Portfolio Manager at Oppenheimer Capital. John has managed the Preferred Large Cap Value Fund since its inception on July 1, 1992.
--------------------------------------------------------------------------------

Education: B.S., M.B.A.--University of Santa Clara
--------------------------------------------------------------------------------


16 INVESTMENT REVIEW
   The Preferred Large Cap Value Fund

Fund Facts as of June 30, 2001                                                17

Performance

The following information illustrates the historical performance of the Preferred Large Cap Value Fund compared with the S&P 500 Index. The S&P 500 Index is the most common index for the overall U.S. stock market. It comprises 500 of the leading U.S. companies representing major industries.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Large Cap Value Fund's inception date was July 1, 1992.This report will provide ten-year performance history in the future as the fund matures.

From time to time the fund may invest in a limited number of issuers; therefore, it may be subject to greater risk than other mutual funds having a greater number of holdings.

Cumulative Total Return
================================================================================
                                  PAST         PAST         PAST        SINCE
                                6 MONTHS      1 YEAR       5 YEARS    INCEPTION*
--------------------------------------------------------------------------------
Preferred Large Cap              -0.87%       11.78%       89.51%       247.23%
Value Fund
--------------------------------------------------------------------------------
S&P 500 Index                    -6.70%      -14.83%       96.55%       259.51%
================================================================================
                                                                  * July 1, 1992

Average Annual Total Return
================================================================================
                                              PAST         PAST        SINCE
                                             1 YEAR       5 YEARS    INCEPTION*
--------------------------------------------------------------------------------
Preferred Large Cap Value Fund                11.78%       13.64%      14.83%
--------------------------------------------------------------------------------
S&P 500 Index                                -14.83%       14.47%      15.28%
================================================================================
                                                                  * July 1, 1992

A $10,000 Investment Since Inception

  [The following table was depicted as a line graph in the printed material.]

                  Preferred Large Cap Value Fund            S&P 500 Index
7/1/92                        10,000                           10,000
12/31/92                      10,980                           10,837
6/30/93                       11,673                           11,359
12/31/93                      11,945                           11,921
6/30/94                       11,707                           11,514
12/31/94                      12,001                           12,074
6/30/95                       14,718                           14,510
12/31/95                      16,258                           16,599
6/30/96                       18,322                           18,291
12/31/96                      20,712                           20,429
6/30/97                       24,612                           24,298
12/31/97                      27,218                           26,515
6/30/98                       30,740                           32,046
12/31/98                      30,311                           35,043
6/30/99                       32,743                           39,331
12/31/99                      31,600                           42,395
6/30/00                       31,064                           42,276
12/31/00                      35,028                           38,532
6/30/01                       34,723                           35,951

Top Ten Stock Holdings*

                                                         (% of total net assets)

 1. Federal Home Loan Mortgage Corp.                                        6.9%
--------------------------------------------------------------------------------
 2. Citigroup Inc.                                                          5.2%
--------------------------------------------------------------------------------
 3. Wells Fargo & Co.                                                       4.6%
--------------------------------------------------------------------------------
 4. Aflac Inc.                                                              3.5%
--------------------------------------------------------------------------------
 5. XL Capital Ltd Class A                                                  3.5%
--------------------------------------------------------------------------------
 6. Kroger Co.                                                              3.4%
--------------------------------------------------------------------------------
 7. FleetBoston Financial Corp.                                             3.2%
--------------------------------------------------------------------------------
 8. Boeing Co.                                                              3.1%
--------------------------------------------------------------------------------
 9. Avon Products Inc.                                                      2.9%
--------------------------------------------------------------------------------
10. Countrywide Credit Industry Inc.                                        2.8%
--------------------------------------------------------------------------------

Portfolio Holdings                                                            52
--------------------------------------------------------------------------------

* Holdings listed are as of 6/30/01. Current holdings of any mutual fund are subject to change without notice.

Fund Composition (% of total net assets)

Financials                                                                 33.5%
--------------------------------------------------------------------------------
Telecommunication Services                                                 12.4%
--------------------------------------------------------------------------------
Services                                                                    9.0%
--------------------------------------------------------------------------------
Consumer Goods                                                              8.9%
--------------------------------------------------------------------------------
Transportation                                                              8.3%
--------------------------------------------------------------------------------
Capital Goods                                                               5.3%
--------------------------------------------------------------------------------
Health Care                                                                 4.8%
--------------------------------------------------------------------------------
Basic Materials                                                             4.7%
--------------------------------------------------------------------------------
Technology                                                                  4.3%
--------------------------------------------------------------------------------
Energy                                                                      2.5%
--------------------------------------------------------------------------------
Other                                                                       6.3%
--------------------------------------------------------------------------------
                                                                  Total     100%

                             www.PreferredGroup.com

The Preferred Asset Allocation Fund seeks its objective of both capital appreciation and current income by allocating its assets among stocks, bonds and high quality money market instruments.

Discussion & Analysis

The Preferred Asset Allocation Fund declined 5.13% in the twelve months ended June 30, 2001. In comparison, the 65/30/5 benchmark declined 4.99% for the period. The fund has provided an average annual return of 12.08% since inception, compared to 13.31% for the 65/30/5 benchmark.

US economic growth slowed sharply over the course of the fiscal year. It appears that the slow-down came from two sources: energy prices and the value of the US dollar. Energy costs, acting like a tax, sapped the economy. Likewise, multi-national corporations began reporting lower earnings due to the strong dollar. Throughout the fiscal year, inflation remained subdued.

The Fed, which had been raising the federal funds target in 2000, dropped its anti-inflationary bias in December. It began lowering the target in January 2001. By the end of the second quarter, the target rested at 3.75%, its lowest level since May 1994. This was the fastest pace of rate reductions since Alan Greenspan became Chairman of the Federal Reserve.

The National Association of Purchasing Managers Index (PMI) remained consistently below 50 for most of the fiscal year (starting in August 2000), indicating a sustained contraction in manufacturing. The weakness in manufacturing was confirmed by the year's employment reports. After declining steadily toward a 30-year low of 3.9% in September 2000, the unemployment rate moved higher by year-end to 4.5% (a 2 1/2 year high).

Consumer spending, which accounts for two-thirds of gross domestic product, slowed significantly during the fiscal year. In line with this, the Conference Board's Consumer Confidence Index declined to a five-year low of 109.2 in February 2001 from an all-time high of 144.7 set in January 2000.

During the fiscal year, the fund made several allocation shifts. From September 2000 through March 2001, the fund grew increasingly bullish on stocks and decreased its allocation to bonds. Subsequent increases in stock prices caused us to shift some assets out of stocks and into bonds. At the end of the fiscal year, we continue to favor a larger allocation to stocks than to bonds or short-term securities. We believe we will see signs of economic recovery in the fourth quarter of 2001 and that stocks may outperform bonds by a small margin.

                                               - Mellon Capital Management Corp.
                                               - PanAgora Asset Management, Inc.

                                [PHOTO OMITTED]

Mellon Capital Management Corporation

Portfolio Manager: Thomas B. Hazuka
--------------------------------------------------------------------------------

Title: Chief Investment Officer, Mellon Capital Management Corporation
--------------------------------------------------------------------------------

Last Five Years' Experience: Portfolio Manager at Mellon Capital. Tom has been involved in the management of the Preferred Asset Allocation Fund since its inception on July 1, 1992.
--------------------------------------------------------------------------------

Education: B.S.--Stevens Institute of Technology; M.B.A.--University of Connecticut; Ph.D.--Stanford University
--------------------------------------------------------------------------------

                                [PHOTO OMITTED]

PanAgora Asset Management, Inc.

Portfolio Manager: Edgar E. Peters
--------------------------------------------------------------------------------

Title: Director, Asset Allocation and Chief Investment Strategist, PanAgora Asset Management, Inc.
--------------------------------------------------------------------------------

Last Five Years' Experience: Portfolio Manager at PanAgora Asset Management. Ed has been involved in the management of the Preferred Asset Allocation Fund since its inception on July 1, 1992.
--------------------------------------------------------------------------------

Education: B.S.--Montclair State College; M.B.A.--Rutgers University
--------------------------------------------------------------------------------


18 INVESTMENT REVIEW
   The Preferred Asset Allocation Fund

Fund Facts as of June 30, 2001                                                19


Performance

The following information illustrates the historical performance of the Preferred Asset Allocation Fund compared with a blended benchmark consisting of:
65% - S&P 500 Index; 30% - Lehman Brothers Long-Term Treasury Index; and 5% - 90-Day Treasury Bills. The S&P 500 Index is the most common index for the overall U.S. stock market. It is comprised of 500 of the leading U.S. companies representing major industries. The Lehman Brothers Long-Term Treasury Index is a market-weighted index of all publicly held Treasury issues with maturities greater than 10 years. The 90-Day Treasury Bill benchmark is a performance calculation using recently issued 90-Day Treasury Bills. The performance of the Asset Allocation Fund is also compared with the S&P 500 Index.

The Asset Allocation Fund has a blended benchmark to reflect its flexibility to invest in stocks, bonds and short-term instruments.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Asset Allocation Fund's inception date was July 1, 1992. This report will provide ten-year performance history in the future as the fund matures.

Cumulative Total Return
================================================================================
                                  PAST         PAST          PAST       SINCE
                                6 MONTHS      1 YEAR       5 YEARS    INCEPTION*
--------------------------------------------------------------------------------
Preferred Asset                  -5.58%       -5.13%       73.09%       179.23%
Allocation Fund
--------------------------------------------------------------------------------
65/30/5 Benchmark                -2.43%       -4.99%       84.93%       207.79%
--------------------------------------------------------------------------------
S&P 500 Index                    -6.70%      -14.83%       96.55%       259.51%
================================================================================
                                                                  * July 1, 1992

Average Annual Total Return
================================================================================
                                               PAST         PAST        SINCE
                                              1 YEAR      5 YEARS     INCEPTION*
--------------------------------------------------------------------------------
Preferred Asset Allocation Fund               -5.13%       11.60%       12.08%
--------------------------------------------------------------------------------
65/30/5 Benchmark                             -4.99%       13.08%       13.31%
--------------------------------------------------------------------------------
S&P 500 Index                                -14.83%       14.47%       15.28%
================================================================================
                                                                  * July 1, 1992

A $10,000 Investment Since Inception

  [The following table was depicted as a line graph in the printed material.]

         Preferred Asset Allocation Fund    65/30/5 Benchmark      S&P 500 Index
7/1/92               10,000                      10,000               10,000
12/31/92             10,731                      10,781               10,837
6/30/93              11,357                      11,523               11,359
12/31/93             11,869                      12,057               11,921
6/30/94              11,212                      11,483               11,514
12/31/94             11,563                      11,848               12,074
6/30/95              13,643                      14,057               14,510
12/31/95             15,354                      15,849               16,599
6/30/96              16,132                      16,429               18,291
12/31/96             17,685                      18,021               20,429
6/30/97              19,521                      20,789               24,612
12/31/97             21,384                      23,054               27,218
6/31/98              23,784                      26,167               32,046
12/31/98             27,161                      28,497               35,043
6/30/99              27,879                      30,153               39,331
12/31/99             27,755                      31,526               42,395
6/30/00              29,433                      32,395               42,276
12/31/00             29,573                      31,546               38,532
6/30/01              27,923                      30,779               35,951

Portfolio Allocation* (% of total net assets)

                                            6/30/01**     12/31/00**   6/30/00
--------------------------------------------------------------------------------
Stocks                                        56%            52%         31%
--------------------------------------------------------------------------------
Bonds                                         34%            27%         54%
--------------------------------------------------------------------------------
Short-Term                                     9%            21%         14%
(maturities less than one year)
--------------------------------------------------------------------------------
Other                                          1%                         1%
--------------------------------------------------------------------------------
                             Total           100%           100%        100%

 *    Allocations do not consider the effect of futures contracts.

** Allocations do not consider the effect of short-term investments representing collateral from our securities lending activity.

                             www.PreferredGroup.com

The Preferred Fixed Income Fund seeks its objective of a high level of current income consistent with investment in a diversified portfolio of debt securities.

Discussion & Analysis

For the 12 months ended June 30, 2001, the Preferred Fixed Income Fund returned 10.78%, compared to 11.27% for the Salomon Brothers Broad Investment Grade (BIG) Index. Since its inception, the fund has provided an average annual return of 6.67%, compared to 7.23% for the benchmark.

The U.S. Treasury curve steepened during the first half of 2001 as prices rallied in the front end of the curve. Three-month Treasury bill yields moved lower by approximately 230 basis points, and the two-year Treasury note yield declined from 5.1% at the end of 2000 to 4.23% at the end of June 2001. The corporate and emerging market sectors experienced strong performance. High yield, after a solid January and February, deteriorated throughout the period, as the performance drag from the telecom subsector outweighed all other subsectors.

For most of the period we maintained a long duration position, believing the potentially aggressive Fed easing would push front-end yields lower. Although our move to a more neutral duration position in the second quarter of 2001 was late and resulted in a slight drag on performance, our overall duration position during the period contributed 31 basis points to the portfolio.

We entered the first half of the fiscal year with an underweight position in the corporate sector and moved closer to neutral in the fourth quarter of 2000. We remained significantly overweight in the non-call mortgage sector, which performed well during the period. In residential mortgages we shifted from a slight overweight to a modest underweight by the end of 2000.

In the first half of 2001, we moved to a slight overweight position in the corporate sector and increased the underweight to residential mortgages. We continued holding the liquid asset-backed securities sector as well as the non-call mortgage sector. The portfolio benefited from the overweight in corporates and emerging markets, resulting in four basis points of return from the sector decision.

Security selection was a drag on performance due to high-yield telecom securities and public mortgage coupon selection. Security selection reduced excess return by approximately nine basis points.

We believe recovery is the most likely path for the economy through the second half of 2001. We currently expect to remain overweight in the credit sectors and will look for opportunities to move tactically to a short-duration posture.

                                        - J.P. Morgan Investment Management Inc.

                                [PHOTO OMITTED]

Portfolio Manager: E. Luke Farrell
--------------------------------------------------------------------------------

Title: Vice President, Fixed Income Portfolio Manager, J.P. Morgan Investment Management Inc.
--------------------------------------------------------------------------------

Last Five Years' Experience: Portfolio Manager and Fixed-Income Securities Trader, J.P. Morgan Investment Management Inc. Luke has managed the Preferred Fixed Income Fund since February 1, 2000.
--------------------------------------------------------------------------------

Education: B.S.--University of Virginia
--------------------------------------------------------------------------------


20 INVESTMENT REVIEW
   The Preferred Fixed Income Fund

Fund Facts as of June 30, 2001                                                21


Performance

The following information illustrates the historical performance of the Preferred Fixed Income Fund compared with the Salomon Brothers Broad Investment Grade (BIG) Index. The Index includes approximately 5,000 U.S. Treasury, Agency, Mortgage and Corporate Bonds; credit quality must be investment grade (AAA-BBB by Standard & Poor's).

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Fixed Income Fund's inception date was July 1, 1992. This report will provide ten-year performance history in the future as the fund matures.

Cumulative Total Return
================================================================================
                                  PAST         PAST         PAST         SINCE
                                6 MONTHS      1 YEAR       5 YEARS    INCEPTION*
--------------------------------------------------------------------------------
Preferred Fixed                   2.84%       10.78%       37.47%       78.84%
Income Fund
--------------------------------------------------------------------------------
Salomon Bros. BIG Index           3.61%       11.27%       43.41%       87.45%
================================================================================
                                                                  * July 1, 1992

Average Annual Total Return
================================================================================
                                              PAST         PAST        SINCE
                                             1 YEAR       5 YEARS    INCEPTION*
--------------------------------------------------------------------------------
Preferred Fixed Income Fund                  10.78%        6.57%        6.67%
--------------------------------------------------------------------------------
Salomon Bros. BIG Index                      11.27%        7.48%        7.23%
================================================================================
                                                                  * July 1, 1992

A $10,000 Investment Since Inception

  [The following table was depicted as a line graph in the printed material.]

                 Preferred Fixed Income Fund         Salomon Bros. BIG Index
7/1/92                      10,000                           10,000
12/31/92                    10,471                           10,461
6/30/93                     11,259                           11,198
12/31/93                    11,549                           11,496
6/30/94                     11,207                           11,065
12/31/94                    11,273                           11,169
6/30/95                     12,494                           12,454
12/31/95                    13,264                           13,238
6/30/96                     13,009                           13,071
12/31/96                    13,660                           13,717
6/30/97                     14,101                           14,138
12/31/97                    14,814                           15,038
6/30/98                     15,416                           15,634
12/31/98                    15,848                           16,348
6/30/99                     15,578                           16,121
12/31/99                    15,730                           16,211
6/30/00                     16,144                           16,846
12/31/00                    17,390                           18,091
6/30/01                     17,884                           18,745


Portfolio Statistics

Portfolio Holdings                                                           179
--------------------------------------------------------------------------------
Average Maturity                                                      13.3 years
--------------------------------------------------------------------------------
Average Duration                                                       4.7 years
--------------------------------------------------------------------------------
Average Quality                                                               AA
--------------------------------------------------------------------------------

Portfolio Allocation* (% of total net assets**)

Foreign Corporates & Govt.                                                33.6%
--------------------------------------------------------------------------------
Mortgages/Asset Backed                                                    33.5%
--------------------------------------------------------------------------------
Corporates                                                                26.2%
--------------------------------------------------------------------------------
Short-Term                                                                14.8%
(maturities less than one year)
--------------------------------------------------------------------------------
Treasury                                                                   3.5%
--------------------------------------------------------------------------------
Other                                                                    (11.6%)
--------------------------------------------------------------------------------
                                                                 Total     100%

 * Allocations do not consider the effect of futures contracts. See Note 4 of the notes to the financial statements for open futures contracts at June 30, 2001. Allocations do not consider the effect of short-term investments representing collateral from our securities lending activity.

** Allocations do not consider the effect of short-term investments representing collateral from our securities lending activity.

Quality

Treasury/AAA/Agency                                                        71.3%
--------------------------------------------------------------------------------
AA                                                                          2.5%
--------------------------------------------------------------------------------
A                                                                          10.6%
--------------------------------------------------------------------------------
BBB                                                                        11.2%
--------------------------------------------------------------------------------
BB                                                                          2.2%
--------------------------------------------------------------------------------
B                                                                           2.2%
--------------------------------------------------------------------------------
                                                                 Total      100%

                             www.PreferredGroup.com

The Preferred Short-Term Government Securities Fund The Preferred Short-Term Government Securities Fund seeks its objective of high current income, consistent with preservation of capital, primarily through investment in U.S. Government securities.

Discussion & Analysis

The Preferred Short-Term Government Securities fund returned 8.64% for the year ended June 30, 2001, compared to a return of 9.02% for the Merrill Lynch 1-3 Year Treasury Index. Since inception, the fund has achieved an average annual return of 5.09% versus 5.95% for the benchmark.

During the past 12 months, the Federal Reserve cut the fed funds target rate by 275 basis points, a sharp reversal of the previous 12 months in which the Fed had increased the rate by 175 basis points. While noting that the level of inflation was acceptable, the Fed cited concerns over a drastic drop in capital equipment and productivity spending and in consumer confidence.

Propelled by this sharp reversal of the monetary policy environment, interest rate levels dropped sharply. Shorter-term interest rates dropped by over 2.0% as the yield on the two-year Treasury note fell from 6.35% to 4.23% over the course of the fiscal year. In addition, the yield curve reversed its inverted shape, moving to a more "normal" positively shaped slope. Ten-year and 30-year Treasury rates fell only 0.62% and 0.14% to 5.41% and 5.76%, respectively.

While the fund performed well during the first half of the fiscal year, it lagged during the second half. This was due to our strategy of employing a slight barbelled position around the benchmark to stabilize the yield. Underperformance resulted because of the fund's lack of exposure in one-year and two-year maturities compared to the benchmark.

During the year we continued to emphasize the debt of federal agencies and other government-sponsored enterprises. On June 30, 2001, the portfolio duration was
1.8 versus 1.6 for the benchmark. The sector breakdown was 4% U.S. Treasury, 76% government-sponsored agency debentures, 16% government agency mortgage-related securities, and 4% cash equivalents.

Last year at this time, the Fed's actions had started to slow the growth rate of the domestic economy; however, the shake-out in technology-related sectors of the market exacerbated the slowdown. We believe the swift easing of rates by the Fed, the inventory correction and the recent fiscal stimulus provided by President Bush's tax cut have set the stage for domestic economic growth to stabilize and increase. While a slowing of growth in foreign economies may delay and damper a recovery, the major move to lower rates has been accomplished. Therefore, given current yield spread levels, we currently expect to continue to emphasize short-maturity government agency debt and mortgage securities to improve the performance of the fund.

                                        - Caterpillar Investment Management Ltd.

                                [PHOTO OMITTED]

Portfolio Manager:

Charles T. (C.T.) Urban, III, CFA
--------------------------------------------------------------------------------

Title: Senior Portfolio Manager, Caterpillar Investment Management Ltd. (CIML)
--------------------------------------------------------------------------------

Last Five Years' Experience: Vice President and Senior Portfolio Manager for the Windsor Financial Group in Minneapolis. C.T. assumed management of the Preferred Short-Term Government Securities Fund on November 1, 1999.
--------------------------------------------------------------------------------

Education: B.S.--University of North Carolina; M.B.A.--University of Minnesota; Chartered Financial Analyst
--------------------------------------------------------------------------------


22 INVESTMENT REVIEW
   The Preferred Short-Term Government Securities Fund

Fund Facts as of June 30, 2001                                                23

Performance

The following information illustrates the historical performance of the Preferred Short-Term Government Securities Fund compared with the Merrill Lynch 1-3 Year Treasury Index. The Index comprises primarily U.S. Treasury Notes and Bonds with remaining maturities of one to three years.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Short-Term Government Securities Fund's inception date was July 1, 1992. This report will provide ten-year performance history in the future as the fund matures.

Cumulative Total Return
================================================================================
                                  PAST         PAST         PAST        SINCE
                                6 MONTHS      1 YEAR       5 YEARS    INCEPTION*
--------------------------------------------------------------------------------
Preferred Short-Term              3.38%        8.64%       31.26%       56.38%
Government Securities Fund
--------------------------------------------------------------------------------
ML 1-3 Yr. Treasury Index         3.97%        9.02%       36.79%       68.30%
================================================================================
                                                                  * July 1, 1992

Average Annual Total Return
================================================================================
                                              PAST         PAST         SINCE
                                             1 YEAR       5 YEARS     INCEPTION*
--------------------------------------------------------------------------------
Preferred Short-Term                          8.64%        5.59%         5.09%
Government Securities Fund
--------------------------------------------------------------------------------
ML 1-3 Yr. Treasury Index                     9.02%        6.47%         5.95%
================================================================================
                                                                  * July 1, 1992

A $10,000 Investment Since Inception

  [The following table was depicted as a line graph in the printed material.]

               Preferred Short-Term Gov't. Sec. Fund   ML 1-3 Yr. Treasury Index
7/1/92                          10,000                           10,000
12/31/92                        10,261                           10,317
6/30/93                         10,632                           10,658
12/31/93                        10,833                           10,875
6/30/94                         10,723                           10,830
12/31/94                        10,757                           10,938
6/30/95                         11,336                           11,666
12/31/95                        11,735                           12,140
6/30/96                         11,914                           12,303
12/31/96                        12,287                           12,744
6/30/97                         12,606                           13,111
12/31/97                        13,046                           13,593
6/30/98                         13,327                           14,003
12/31/98                        13,667                           14,544
6/30/99                         13,762                           14,714
12/31/99                        13,982                           14,989
6/30/00                         14,376                           15,438
12/31/00                        15,127                           16,188
6/30/01                         15,638                           16,830

Portfolio Highlights

Weighted Averages
--------------------------------------------------------------------------------
   Average Maturity                                                   2.28 years
--------------------------------------------------------------------------------
   Average Duration                                                   1.81 years
--------------------------------------------------------------------------------
   Average Credit Quality                                                    AAA
--------------------------------------------------------------------------------
   Average Weighted Coupon                                                  6.04
--------------------------------------------------------------------------------
Portfolio Holdings                                                            45
--------------------------------------------------------------------------------

Portfolio Allocation (% of total net assets)

Mortgages                                                                  90.3%
--------------------------------------------------------------------------------
Short-Term                                                                  4.0%
(maturities less than one year)
--------------------------------------------------------------------------------
U.S. Treasury                                                               4.0%
--------------------------------------------------------------------------------
Other                                                                       1.7%
--------------------------------------------------------------------------------
                                                                   Total    100%

                             www.PreferredGroup.com

The Preferred Money Market Fund seeks its objective of the maximum current income believed to be consistent with preservation of capital and maintenance of liquidity by investing in short-term, fixed income instruments.

Discussion & Analysis

The last two quarters of 2000 ushered in a change in market psychology. Market participants were no longer preoccupied by the prospect of additional tightening by the Federal Reserve; instead, their focus switched to the pace and degree of slowdown in U.S. economic activity.

During the first half of 2001, fixed income markets were buffeted by the continued easing of monetary policy by the Fed, more aggressive than expected tax cuts and the continued retrenchment of the capital spending boom.

The U.S. Treasury curve steepened dramatically, driven by changes in monetary and fiscal policy, the reversal of the wealth effect and the lack of inflation pressure on the economy. Non-Treasury sectors fared better in the first half of 2001. Investment-grade issues performed surprisingly well in the face of a record amount of new supply.

Decisions during the last two quarters of 2000 were governed by an inverted LIBOR curve. We shortened the weighted average maturity of the fund to take advantage of relatively high overnight rates and maintained a significant concentration in floating-rate securities and asset-backed commercial paper.

During the first part of 2001, we opportunistically extended the weighted average maturity of the portfolio and lowered our exposure to floating rate securities. As the LIBOR curve steepened, we restructured the fund, taking a more barbelled, rather than a laddered approach, by purchasing one-month and one-year securities. We added the longer duration securities to take advantage of the normalized LIBOR curve. Because the longer end of the LIBOR curve for the first time this year offered higher yields than the fed funds rate, we were able to invest in securities that added incremental yield to the portfolio.

A key contributor to excess return versus the benchmark was our allocation to asset-backed commercial paper. The shorter-weighted average maturity during the first half of the fiscal year, as well as the timely extension of the portfolio, also contributed to excess return.

We believe the most likely path for the economy is for recovery as we move through the second half of the year. In this environment, event risk for corporate credits should decline. Therefore, we expect credit spreads will likely continue to compress, though not at the same pace as earlier in the year. As markets begin to anticipate an end to the Fed's accommodative stance, we expect that interest rates will drift higher, and the yield curve will tend to flatten.

                                        - J.P. Morgan Investment Management Inc.

                                [PHOTO OMITTED]

Portfolio Manager: Mark Settles
--------------------------------------------------------------------------------

Title: Vice President, Portfolio Manager, J.P. Morgan Investment Management Inc.
--------------------------------------------------------------------------------

Last Five Years' Experience: Portfolio Manager, J.P. Morgan Investment Management Inc. Mark assumed responsibility for management of the Preferred Money Market Fund on January 1, 2000.
--------------------------------------------------------------------------------

Education: B.S.--Columbia University; M.B.A.--Northwestern University
--------------------------------------------------------------------------------


24 INVESTMENT REVIEW
   The Preferred Money Market Fund

Fund Facts as of June 30, 2001                                                25


Performance

The following information illustrates the historical performance of the Preferred Money Market Fund compared to Money Fund Report Average/All Taxable. This benchmark is used for taxable money market funds.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The Preferred Money Market Fund's inception date was July 1, 1992. This report will provide ten-year performance history in the future as the fund matures.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Cumulative Total Return
================================================================================
                         PAST     7-DAY CURRENT    PAST       PAST      SINCE
                       6 MONTHS      YIELD++      1 YEAR     5 YEARS  INCEPTION*
--------------------------------------------------------------------------------
Preferred Money          2.44%        3.47%        5.69%      29.54%    51.80%+
Market Fund
--------------------------------------------------------------------------------
Money Fund Report
Avg/All Taxable          2.32%        3.62%        5.47%      28.20%    49.80%
================================================================================
                                                                  * July 1, 1992
 + Total return would have been lower if a portion of the management fee (0.15%)
    had not been waived for the period January 1, 1993 through October 31, 1995. ++ The seven-day current yield for the Money Market Fund more closely reflects the current earnings of the fund than does the total return quotation. The yield for Money Fund Report Avg/All Taxable represents the seven-day current yield as of June 26, 2001.

Average Annual Total Return
================================================================================
                                                 PAST       PAST        SINCE
                                                1 YEAR     5 YEARS    INCEPTION*
--------------------------------------------------------------------------------
Preferred Money Market Fund                      5.69%      5.31%       4.75%+
--------------------------------------------------------------------------------
Money Fund Report Avg/All Taxable                5.47%      5.09%        4.59%
================================================================================
                                                                  * July 1, 1992
 + Total return would have been lower if a portion of the management fee (0.15%) had not been waived for the period January 1, 1993 through October 31, 1995.

A $10,000 Investment Since Inception

  [The following table was depicted as a line graph in the printed material.]

               Preferred Money Market Fund     Money Fund Report Avg/All Taxable
7/1/92                  10,000                               10,000
12/31/92                10,140                               10,148
6/30/93                 10,271                               10,284
12/31/93                10,406                               10,422
6/30/94                 10,569                               10,583
12/31/94                10,814                               10,813
6/30/95                 11,126                               11,113
12/31/95                11,438                               11,407
6/30/96                 11,719                               11,690
12/31/96                12,018                               11,974
6/30/97                 12,319                               12,259
12/31/97                12,638                               12,579
6/30/97                 12,986                               12,896
12/31/98                13,318                               13,211
6/30/99                 13,621                               13,499
12/31/99                13,963                               13,824
6/30/00                 14,363                               14,203
12/31/00                14,818                               14,640
6/30/01                 15,180                               14,980

Portfolio Highlights

Weighted Averages
--------------------------------------------------------------------------------
   Average Maturity                                                      49 days
--------------------------------------------------------------------------------
   Average Credit Quality                                                  A1/P1
--------------------------------------------------------------------------------
   7-Day Current Yield                                                     3.47%
--------------------------------------------------------------------------------
Portfolio Holdings                                                            54
--------------------------------------------------------------------------------

Portfolio Allocation (% of total net assets)

Commercial Paper                                                          36.6%
--------------------------------------------------------------------------------
Government Agencies                                                       27.4%
--------------------------------------------------------------------------------
Floating Rate Notes                                                       17.2%
--------------------------------------------------------------------------------
Certificates of Deposit                                                   11.4%
--------------------------------------------------------------------------------
Corporate Bonds                                                            7.6%
--------------------------------------------------------------------------------
Other                                                                     (0.2%)
--------------------------------------------------------------------------------
                                                                  Total    100%

                             www.PreferredGroup.com

Statements of Assets and Liabilities

===================================================================================================================================

                                                                                       International   International    Small Cap
                                                                      June 30, 2001        Growth           Value         Growth
===================================================================================================================================
Assets
  Investments, at value, including $2,252,615, $54,988,173, $22,612,176,
       $8,138,053, $18,722,474, $27,902,510, $39,216,912, $7,353,038 of
       International Growth, International Value, Small Cap Growth,
       Mid Cap Growth, Large Cap Growth, Large Cap Value, Asset Allocation, and
       Fixed Income Funds' securities on loan ......................................   $  23,522,305   $ 297,805,581  $  93,801,497
  Short term investments at amortized cost .........................................       3,945,478      66,013,906     25,110,508
  Cash .............................................................................                             868
  Foreign currency at value ........................................................           3,011       1,983,654
  Receivable for investments sold ..................................................          59,111                      2,978,305
  Receivable for fund shares sold ..................................................          31,406       3,853,499        433,864
  Unrealized appreciation on forward contracts .....................................           4,703
  Receivable for variation margin ..................................................
  Dividends and interest receivable ................................................          23,336         600,476         15,391
  Foreign tax reclaim receivable ...................................................           4,668         289,482
  Prepaid expenses and other assets ................................................             459             540
                                                                                       --------------------------------------------
       Total assets ................................................................      27,594,477     370,548,006    122,339,565
                                                                                       --------------------------------------------
Liabilities
  Payable for investments purchased ................................................         154,247                      3,625,507
  Payable for fund shares redeemed .................................................           2,611         408,482          3,717
  Payable for distributions ........................................................
  Payable upon return of securities loaned .........................................       2,464,637      57,650,906     22,828,902
  Payable for:
       Management fees .............................................................          21,724         244,634         76,237
       Audit fee ...................................................................          22,447          19,455         14,785
       Custodian fees ..............................................................           9,356          48,697          9,400
       Legal fees ..................................................................           1,016           3,973          1,002
       Trustees' fees ..............................................................                                            273
       Transfer agent fees .........................................................           3,294          15,402          5,031
       Other fees ..................................................................           6,288           9,237         13,808
                                                                                       --------------------------------------------
            Total liabilities ......................................................       2,685,620      58,400,786     26,578,662
                                                                                       --------------------------------------------
  Net assets .......................................................................   $  24,908,857   $ 312,147,220  $  95,760,903
                                                                                       ============================================
  Shares of beneficial interest outstanding ........................................       2,568,004      22,377,672     11,237,660
                                                                                       ============================================
  Offering and redemption price per share ..........................................   $        9.70   $       13.95  $        8.52
                                                                                       ============================================
Composition of Net Assets
  Paid-in capital ..................................................................   $  25,543,594   $ 272,658,223  $ 128,328,002
  Undistributed (Distributions in excess of) net investment income (loss) ..........          (4,209)      2,898,684
  Accumulated net realized gains (losses) on investments, futures,
       forwards, and foreign currency ..............................................        (535,490)      9,994,725    (38,768,063)
  Net unrealized appreciation(depreciation) on:
       Investments .................................................................        (101,191)     26,648,038      6,200,964
       Futures .....................................................................
       Foreign denominated other assets, liabilities & currency ....................           6,153         (52,450)
                                                                                       --------------------------------------------
                                                                                       $  24,908,857   $ 312,147,220  $  95,760,903
                                                                                       ============================================
  Investments and short term investments at cost ...................................   $  27,568,974   $ 337,171,449  $ 112,711,041
  Foreign currency at cost .........................................................           3,011       1,990,495

===================================================================================================================================s

====================================================================================================================================

                                                                                           Mid Cap        Large Cap      Large Cap
                                                                      June 30, 2001        Growth          Growth          Value
====================================================================================================================================
Assets
  Investments, at value, including $2,252,615, $54,988,173, $22,612,176,
       $8,138,053, $18,722,474, $27,902,510, $39,216,912, $7,353,038 of
       International Growth, International Value, Small Cap Growth,
       Mid Cap Growth, Large Cap Growth, Large Cap Value, Asset Allocation,
       and Fixed Income Funds' securities on loan ..................................    $ 31,886,658    $ 579,562,283   $378,422,495
  Short term investments at amortized cost .........................................       9,879,609       27,636,389     55,680,879
  Cash .............................................................................                              805
  Foreign currency at value ........................................................
  Receivable for investments sold ..................................................       1,240,912        3,435,848
  Receivable for fund shares sold ..................................................         192,187        2,705,375      1,934,980
  Unrealized appreciation on forward contracts .....................................
  Receivable for variation margin ..................................................
  Dividends and interest receivable ................................................           5,906          254,896        192,885
  Foreign tax reclaim receivable ...................................................
  Prepaid expenses and other assets ................................................             544              446            129
                                                                                        --------------------------------------------
       Total assets ................................................................      43,205,816      613,596,042    436,231,368
                                                                                        --------------------------------------------
Liabilities
  Payable for investments purchased ................................................       1,419,919        5,592,835      3,234,145
  Payable for fund shares redeemed .................................................           5,412          881,809        689,661
  Payable for distributions ........................................................
  Payable upon return of securities loaned .........................................       8,189,337       19,058,389     28,526,309
  Payable for:
       Management fees .............................................................          26,436          371,245        247,891
       Audit fee ...................................................................          19,733           17,716         16,397
       Custodian fees ..............................................................           6,257           14,640          7,461
       Legal fees ..................................................................             843            7,742          4,058
       Trustees' fees ..............................................................
       Transfer agent fees .........................................................           3,203           29,023         21,251
       Other fees ..................................................................           6,287           57,631         25,371
                                                                                        --------------------------------------------
            Total liabilities ......................................................       9,677,427       26,031,030     32,772,544
                                                                                        --------------------------------------------
  Net assets .......................................................................    $ 33,528,389    $ 587,565,012   $403,458,824
                                                                                        ============================================
  Shares of beneficial interest outstanding ........................................       2,697,957       44,434,077     18,661,162
                                                                                        ============================================
  Offering and redemption price per share ..........................................    $      12.43    $       13.22   $      21.62
                                                                                        ============================================
Composition of Net Assets
  Paid-in capital ..................................................................    $ 27,505,942    $ 650,756,557   $248,823,742
  Undistributed (Distributions in excess of) net investment income (loss) ..........                                       1,608,111
  Accumulated net realized gains (losses) on investments, futures,
       forwards, and foreign currency ..............................................       2,757,579      (69,973,079)    25,236,838
  Net unrealized appreciation(depreciation) on:
       Investments .................................................................       3,264,868        6,781,534    127,790,122
       Futures .....................................................................
       Foreign denominated other assets, liabilities & currency ....................                                              11
                                                                                        --------------------------------------------
                                                                                        $ 33,528,389    $ 587,565,012   $403,458,824
                                                                                        ============================================
  Investments and short term investments at cost ...................................    $ 38,501,399    $ 600,417,138   $306,313,252
  Foreign currency at cost .........................................................

====================================================================================================================================

======================================================================================================================

                                                                                            Asset            Fixed
                                                                      June 30, 2001      Allocation          Income
======================================================================================================================
Assets
  Investments, at value, including $2,252,615, $54,988,173, $22,612,176,
       $8,138,053, $18,722,474, $27,902,510, $39,216,912, $7,353,038 of
       International Growth, International Value, Small Cap Growth,
       Mid Cap Growth, Large Cap Growth, Large Cap Value, Asset Allocation,
       and Fixed Income Funds' securities on loan ..................................     $142,300,453    $ 162,598,244
  Short term investments at amortized cost .........................................       54,508,694       32,661,257
  Cash .............................................................................              513            1,046
  Foreign currency at value ........................................................
  Receivable for investments sold ..................................................          179,544          106,840
  Receivable for fund shares sold ..................................................          542,338          572,341
  Unrealized appreciation on forward contracts .....................................                           384,982
  Receivable for variation margin ..................................................          155,113           17,560
  Dividends and interest receivable ................................................        1,084,512        1,894,321
  Foreign tax reclaim receivable ...................................................
  Prepaid expenses and other assets ................................................
                                                                                         -----------------------------
       Total assets ................................................................      198,771,167      198,236,591
                                                                                         -----------------------------
Liabilities
  Payable for investments purchased ................................................           47,916       22,317,102
  Payable for fund shares redeemed .................................................            4,978          156,938
  Payable for distributions ........................................................            1,302            5,060
  Payable upon return of securities loaned .........................................       39,770,599        7,768,155
  Payable for:
       Management fees .............................................................           92,283           69,111
       Audit fee ...................................................................           19,106           16,727
       Custodian fees ..............................................................           17,472           10,524
       Legal fees ..................................................................            1,404            2,282
       Trustees' fees ..............................................................              339              234
       Transfer agent fees .........................................................           13,863            8,605
       Other fees ..................................................................            9,744            4,457
                                                                                         -----------------------------
            Total liabilities ......................................................       39,979,006       30,359,195
                                                                                         -----------------------------
  Net assets .......................................................................     $158,792,161    $ 167,877,396
                                                                                         =============================
  Shares of beneficial interest outstanding ........................................       11,711,810       16,950,935
                                                                                         =============================
  Offering and redemption price per share ..........................................     $      13.56    $        9.90
                                                                                         =============================
Composition of Net Assets
  Paid-in capital ..................................................................     $147,474,746    $ 172,444,720
  Undistributed (Distributions in excess of) net investment income (loss) ..........            2,233          340,573
  Accumulated net realized gains (losses) on investments, futures,
       forwards, and foreign currency ..............................................        9,493,168       (6,520,688)
  Net unrealized appreciation(depreciation) on:
       Investments .................................................................        2,834,238        1,142,885
       Futures .....................................................................       (1,012,224)          93,471
       Foreign denominated other assets, liabilities & currency ....................                           376,435
                                                                                         -----------------------------
                                                                                         $158,792,161    $ 167,877,396
                                                                                         =============================
  Investments and short term investments at cost ...................................     $193,974,909    $ 194,116,616
                                                                                         =============================
  Foreign currency at cost .........................................................

======================================================================================================================

=========================================================================================================================
                                                                                            Short-Term
                                                                                            Government          Money
                                                                      June 30, 2001         Securities          Market
=========================================================================================================================
Assets
  Investments, at value, including $2,252,615, $54,988,173, $22,612,176,
       $8,138,053, $18,722,474, $27,902,510, $39,216,912, $7,353,038 of
       International Growth, International Value, Small Cap Growth, Mid Cap
       Growth, Large Cap Growth, Large Cap Value, Asset Allocation, and
       Fixed Income Funds' securities on loan ......................................       $  95,162,460
  Short term investments at amortized cost .........................................           4,076,028     $198,210,584
  Cash .............................................................................                                1,743
  Foreign currency at value ........................................................
  Receivable for investments sold ..................................................
  Receivable for fund shares sold ..................................................             339,302          138,675
  Unrealized appreciation on forward contracts .....................................
  Receivable for variation margin ..................................................
  Dividends and interest receivable ................................................           1,392,867          453,751
  Foreign tax reclaim receivable ...................................................
  Prepaid expenses and other assets ................................................                 112              370
                                                                                           ------------------------------
       Total assets ................................................................         100,970,769      198,805,123
                                                                                           ------------------------------
Liabilities
  Payable for investments purchased ................................................
  Payable for fund shares redeemed .................................................              30,747          879,541
  Payable for distributions ........................................................                 324              891
  Payable upon return of securities loaned .........................................
  Payable for:
       Management fees .............................................................              28,828           49,748
       Audit fee ...................................................................              17,737           13,296
       Custodian fees ..............................................................               4,826            7,161
       Legal fees ..................................................................                 612              144
       Trustees' fees ..............................................................                  72            2,106
       Transfer agent fees .........................................................               2,121           12,162
       Other fees ..................................................................               5,090           17,433
                                                                                           ------------------------------
            Total liabilities ......................................................              90,357          982,482
                                                                                           ------------------------------
  Net assets .......................................................................       $ 100,880,412     $197,822,641
                                                                                           ==============================
  Shares of beneficial interest outstanding ........................................          10,344,816      197,822,641
                                                                                           ==============================
  Offering and redemption price per share ..........................................       $        9.75     $       1.00
                                                                                           ==============================
Composition of Net Assets
  Paid-in capital ..................................................................       $ 101,669,573     $197,822,641
  Undistributed (Distributions in excess of) net investment income (loss) ..........
  Accumulated net realized gains (losses) on investments, futures,
       forwards, and foreign currency ..............................................          (1,981,878)
  Net unrealized appreciation(depreciation) on:
       Investments .................................................................           1,192,717
       Futures .....................................................................
       Foreign denominated other assets, liabilities & currency ....................
                                                                                           ------------------------------
                                                                                           $ 100,880,412     $197,822,641
                                                                                           ==============================
  Investments and short term investments at cost ...................................       $  98,045,771     $198,210,584
                                                                                           ==============================
  Foreign currency at cost .........................................................

=========================================================================================================================


See notes to financial statements


26 & 27 STATEMENTS OF ASSETS AND LIABILITIES              www.PreferredGroup.com

Statements of Operations

===================================================================================================================================

                                                                    International   International      Small Cap         Mid Cap
                                  Fiscal Year Ended June 30, 2001       Growth*          Value           Growth          Growth*
===================================================================================================================================
Investment Income
  Dividends .....................................................    $   153,090     $  6,962,582     $    325,616     $    13,683
  Interest ......................................................         31,681          905,859                           21,912
  Securities lending, net of related expenses ...................          2,989          331,998          114,326           6,227
                                                                     --------------------------------------------------------------
                                                                         187,760        8,200,439          439,942          41,822
  Less foreign taxes withheld at source .........................        (13,757)        (869,156)          (2,378)
                                                                     --------------------------------------------------------------
     Total income ...............................................        174,003        7,331,283          437,564          41,822
                                                                     --------------------------------------------------------------
Expenses
  Management fees ...............................................         64,178        3,099,083          973,816          73,983
  Audit fees ....................................................         34,000           35,000           28,000          28,000
  Custodian fees ................................................         34,000          567,000          125,000          22,000
  Registration fees .............................................         17,000           20,000           17,000          17,000
  Legal fees ....................................................          2,000           44,000           12,000           2,000
  Trustees' fees ................................................                          12,000            4,000
  Transfer agent fees ...........................................          8,000          139,000           52,000           8,000
  Insurance fees ................................................                           7,000            3,000
  Organizational expenses .......................................         29,000                                            29,000
  Other expenses ................................................                          26,000           10,000
                                                                     --------------------------------------------------------------
     Total expenses .............................................        188,178        3,949,083        1,224,816         179,983
                                                                     --------------------------------------------------------------
          Net investment income (loss) ..........................        (14,175)       3,382,200         (787,252)       (138,161)
                                                                     --------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments,
Futures and Foreign Currency
Net realized gain (loss) on:
     Investments ................................................       (586,530)      32,248,990      (31,800,107)      2,895,740
     Futures ....................................................
     Forward contracts ..........................................
     Foreign denominated other assets, liabilities & currency ...        (77,147)        (719,458)
Change in net unrealized appreciation (depreciation) on:
     Investments ................................................       (101,191)     (50,855,687)      (5,642,351)      3,264,868
     Futures ....................................................
     Forward contracts ..........................................          4,703
     Foreign denominated other assets, liabilities & currency ...          1,450          (55,325)
                                                                     --------------------------------------------------------------
     Net gain (loss)  ...........................................       (758,715)     (19,381,480)     (37,442,458)      6,160,608
                                                                     --------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations .      ($772,890)    ($15,999,280)    ($38,229,710)    $ 6,022,447
                                                                     ==============================================================

===================================================================================================================================

====================================================================================================================

                                                                       Large Cap        Large Cap         Asset
                                  Fiscal Year Ended June 30, 2001       Growth            Value         Allocation
====================================================================================================================
Investment Income
  Dividends .....................................................   $   3,683,456     $  5,027,458     $  1,091,023
  Interest ......................................................       1,324,465        1,316,287        6,573,477
  Securities lending, net of related expenses ...................         138,083           36,767           63,577
                                                                   -------------------------------------------------
                                                                        5,146,004        6,380,512        7,728,077
  Less foreign taxes withheld at source .........................         (36,343)         (16,055)          (4,555)
                                                                   -------------------------------------------------
     Total income ...............................................       5,109,661        6,364,457        7,723,522
                                                                   -------------------------------------------------
Expenses
  Management fees ...............................................       5,335,847        2,845,233        1,393,289
  Audit fees ....................................................          35,000           31,000           34,000
  Custodian fees ................................................         150,000           88,000          227,000
  Registration fees .............................................          67,000           31,000           13,000
  Legal fees ....................................................          90,000           51,000           25,000
  Trustees' fees ................................................          16,000           11,000            8,000
  Transfer agent fees ...........................................         314,000          210,000          138,000
  Insurance fees ................................................          17,000            7,000            5,000
  Organizational expenses .......................................
  Other expenses ................................................          53,000           27,000           17,000
                                                                   -------------------------------------------------
     Total expenses .............................................       6,077,847        3,301,233        1,860,289
                                                                   -------------------------------------------------
          Net investment income (loss) ..........................        (968,186)       3,063,224        5,863,233
                                                                   -------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments,
Futures and Foreign Currency
Net realized gain (loss) on:
     Investments ................................................      (9,302,833)      45,474,855       19,421,290
     Futures ....................................................                                        (8,104,861)
     Forward contracts ..........................................                              218
     Foreign denominated other assets, liabilities & currency ...
Change in net unrealized appreciation (depreciation) on:
     Investments ................................................    (250,828,245)      (8,814,401)     (28,066,787)
     Futures ....................................................                                          (470,368)
     Forward contracts ..........................................
     Foreign denominated other assets, liabilities & currency ...                               11
                                                                   -------------------------------------------------
     Net gain (loss)  ...........................................    (260,131,078)      36,660,683      (17,220,726)
                                                                   -------------------------------------------------
Net increase (decrease) in net assets resulting from operations .   ($261,099,264)    $ 39,723,907     ($11,357,493)
                                                                   =================================================

====================================================================================================================

=============================================================================================================
                                                                                     Short-Term
                                                                       Fixed         Government      Money
                                  Fiscal Year Ended June 30, 2001      Income        Securities      Market
=============================================================================================================
Investment Income
  Dividends .....................................................
  Interest ......................................................   $ 12,010,295     $5,402,306    $9,624,946
  Securities lending, net of related expenses ...................         25,945
                                                                   ------------------------------------------
                                                                      12,036,240      5,402,306     9,624,946
  Less foreign taxes withheld at source .........................
                                                                   ------------------------------------------
     Total income ...............................................     12,036,240      5,402,306     9,624,946
                                                                   ------------------------------------------
Expenses
  Management fees ...............................................        881,274        295,010       489,596
  Audit fees ....................................................         31,000         32,000        26,000
  Custodian fees ................................................        133,000         57,000        80,000
  Registration fees .............................................         13,000         16,000        29,000
  Legal fees ....................................................         27,000         12,000        23,000
  Trustees' fees ................................................          5,000          3,000         6,000
  Transfer agent fees ...........................................         79,000         33,000       103,000
  Insurance fees ................................................          3,000          1,000         3,000
  Organizational expenses .......................................
  Other expenses ................................................         15,000          8,000        16,000
                                                                   ------------------------------------------
     Total expenses .............................................      1,187,274        457,010       775,596
                                                                   ------------------------------------------
          Net investment income (loss) ..........................     10,848,966      4,945,296     8,849,350
                                                                   ------------------------------------------
Realized and Unrealized Gain (Loss) on Investments,
Futures and Foreign Currency
Net realized gain (loss) on:
     Investments ................................................      3,802,942        461,517
     Futures ....................................................         35,514
     Forward contracts ..........................................        961,185
     Foreign denominated other assets, liabilities & currency ...        (53,510)
Change in net unrealized appreciation (depreciation) on:
     Investments ................................................      1,977,748      1,471,684
     Futures ....................................................        207,006
     Forward contracts ..........................................        384,982
     Foreign denominated other assets, liabilities & currency ...         (8,526)
                                                                   ------------------------------------------
     Net gain (loss)  ...........................................      7,307,341      1,933,201
                                                                   ------------------------------------------
Net increase (decrease) in net assets resulting from operations .   $ 18,156,307     $6,878,497    $8,849,350
                                                                   ==========================================

=============================================================================================================

* For the period 4/2/01 - 6/30/01.

See notes to financial statements


28 & 29 STATEMENTS OF OPERATIONS                          www.PreferredGroup.com

Statements of Changes in Net Assets

=======================================================================================================================

                                                                  International Growth       International Value

                                                              =========================================================

                                                                       Period Ended      Year Ended        Year Ended
                                                                          6/30/01*         6/30/01           6/30/00
                                                                  -----------------------------------------------------
Increase (Decrease) in Net Assets
  Operations:
  Net investment income (loss) ...............................        $    (14,175)    $   3,382,200     $   7,845,922
  Net realized gain (loss) on:
    Investments ..............................................            (586,530)       32,248,990        35,268,014
    Futures
    Forward contracts
    Foreign denominated other assets, liabilities & currency ..           (77,147)         (719,458)         (782,271)
  Change in net unrealized appreciation (depreciation) on:
    Investments ..............................................            (101,191)      (50,855,687)        4,084,273
    Futures
    Forward contracts ........................................               4,703
    Foreign denominated other assets, liabilities & currency .               1,450           (55,325)           22,810
                                                                  -----------------------------------------------------
       Net increase (decrease) in net assets
          resulting from operations ..........................            (772,890)      (15,999,280)       46,438,748
                                                                  -----------------------------------------------------
  Distributions to shareholders from
    Net investment income ....................................                            (6,380,241)       (4,455,000)
    Net realized gains .......................................                           (53,199,084)      (12,186,100)
    In excess of net investment income (loss) ................
                                                                  -----------------------------------------------------
                                                                                         (59,579,325)      (16,641,100)
                                                                  -----------------------------------------------------
  Fund share transactions:
     Receipts for shares sold ................................           1,645,275       654,713,121       704,693,961
     Value of distributions reinvested .......................                            59,212,640        16,534,826
     Cost of shares redeemed .................................            (963,528)     (672,119,909)     (717,490,742)
                                                                  -----------------------------------------------------
       Net increase (decrease) in net assets
          from fund share transactions .......................             681,747        41,805,852         3,738,045
                                                                  -----------------------------------------------------
             Total increase (decrease) .......................             (91,143)      (33,772,753)       33,535,693

Net Assets
    Beginning of period ......................................          25,000,000       345,919,973       312,384,280
                                                                  -----------------------------------------------------
    End of period ............................................        $ 24,908,857     $ 312,147,220     $ 345,919,973
                                                                  =====================================================
    Undistributed (distributions in excess of)
       net investment income (loss) at end of period .........        $     (4,209)    $   2,898,684     $   6,329,013
                                                                  =====================================================
Number of Fund Shares
    Sold .....................................................             165,232        40,463,191        40,342,186
    Issued for distributions reinvested ......................                             4,120,686           917,582
    Redeemed .................................................             (97,228)      (41,306,760)      (40,944,753)
                                                                  -----------------------------------------------------
       Net increase (decrease) in shares outstanding .........              68,004         3,277,117           315,015
Outstanding at:
    Beginning of period ......................................           2,500,000        19,100,555        18,785,540
                                                                  -----------------------------------------------------
    End of period ............................................           2,568,004        22,377,672        19,100,555
                                                                  =====================================================

=======================================================================================================================

====================================================================================================================

                                                                            Small Cap Growth          Mid Cap Growth

                                                                  ==================================================

                                                                     Year Ended       Year Ended       Period Ended
                                                                       6/30/01          6/30/00           6/30/01*
                                                                  --------------------------------------------------
Increase (Decrease) in Net Assets
  Operations:
  Net investment income (loss) ...............................    $    (787,252)    $    (409,996)    $    (138,161)
  Net realized gain (loss) on:
    Investments ..............................................      (31,800,107)        8,459,666         2,895,740
    Futures
    Forward contracts
    Foreign denominated other assets,
       liabilities & currency ................................
  Change in net unrealized appreciation (depreciation) on:
    Investments ..............................................       (5,642,351)       (3,485,987)        3,264,868
    Futures
    Forward contracts ........................................
    Foreign denominated other assets, liabilities & currency .
                                                                  --------------------------------------------------
       Net increase (decrease) in net assets
          resulting from operations ..........................      (38,229,710)        4,563,683         6,022,447
                                                                  --------------------------------------------------
  Distributions to shareholders from
    Net investment income ....................................                           (101,444)
    Net realized gains .......................................
    In excess of net investment income (loss) ................                           (108,556)
                                                                  --------------------------------------------------
                                                                                         (210,000)
                                                                  --------------------------------------------------
  Fund share transactions:
     Receipts for shares sold ................................       54,688,106       101,399,648         2,805,548
     Value of distributions reinvested .......................                            209,837
     Cost of shares redeemed .................................      (39,086,072)      (95,193,046)         (299,606)
                                                                  --------------------------------------------------
       Net increase (decrease) in net assets
          from fund share transactions .......................       15,602,034         6,416,439         2,505,942
                                                                  --------------------------------------------------
             Total increase (decrease) .......................      (22,627,676)       10,770,122         8,528,389

Net Assets
    Beginning of period ......................................      118,388,579       107,618,457        25,000,000
                                                                  --------------------------------------------------
    End of period ............................................    $  95,760,903     $ 118,388,579     $  33,528,389
                                                                  ==================================================
    Undistributed (distributions in excess of)
       net investment income (loss) at end of period .........
                                                                  ==================================================
Number of Fund Shares
    Sold .....................................................        5,927,684         8,293,248           222,777
    Issued for distributions reinvested ......................                             18,635
    Redeemed .................................................       (4,046,203)       (7,884,732)          (24,820)
                                                                  --------------------------------------------------
       Net increase (decrease) in shares outstanding .........        1,881,481           427,151           197,957
Outstanding at:
    Beginning of period ......................................        9,356,179         8,929,028         2,500,000
                                                                  --------------------------------------------------
    End of period ............................................       11,237,660         9,356,179         2,697,957
                                                                  ==================================================

====================================================================================================================

=====================================================================================================

                                                                            Large Cap Growth

                                                                  ===================================

                                                                       Year Ended        Year Ended
                                                                         6/30/01          6/30/00
                                                                  -----------------------------------
Increase (Decrease) in Net Assets
  Operations:
  Net investment income (loss) ...............................       $    (968,186)    $  (2,365,294)
  Net realized gain (loss) on:
    Investments ..............................................          (9,302,833)      169,909,461
    Futures
    Forward contracts
    Foreign denominated other assets, liabilities & currency ..
  Change in net unrealized appreciation (depreciation) on:
    Investments ..............................................        (250,828,245)       29,437,309
    Futures
    Forward contracts ........................................
    Foreign denominated other assets, liabilities & currency .
                                                                  -----------------------------------
       Net increase (decrease) in net assets
          resulting from operations ..........................        (261,099,264)      196,981,476
                                                                  -----------------------------------
  Distributions to shareholders from
    Net investment income ....................................
    Net realized gains .......................................        (192,926,211)      (88,296,267)
    In excess of net investment income (loss) ................
                                                                  -----------------------------------
                                                                      (192,926,211)      (88,296,267)
                                                                  -----------------------------------
  Fund share transactions:
     Receipts for shares sold ................................         179,011,038       249,086,582
     Value of distributions reinvested .......................         192,349,293        88,031,129
     Cost of shares redeemed .................................        (174,685,528)     (267,289,935)
                                                                  -----------------------------------
       Net increase (decrease) in net assets
          from fund share transactions .......................         196,674,803        69,827,776
                                                                  -----------------------------------
             Total increase (decrease) .......................        (257,350,672)      178,512,985

Net Assets
    Beginning of period ......................................         844,915,684       666,402,699
                                                                  -----------------------------------
    End of period ............................................       $ 587,565,012     $ 844,915,684
                                                                  ===================================
    Undistributed (distributions in excess of)
       net investment income (loss) at end of period .........
                                                                  ===================================
Number of Fund Shares
    Sold .....................................................           9,734,907         9,938,690
    Issued for distributions reinvested ......................
    Redeemed .................................................         (10,199,793)      (10,656,147)
                                                                  -----------------------------------
       Net increase (decrease) in shares outstanding .........          12,461,800         2,849,406
Outstanding at:
    Beginning of period ......................................          31,972,277        29,122,871
                                                                  -----------------------------------
    End of period ............................................          44,434,077        31,972,277
                                                                  ===================================

=====================================================================================================

* For the period 4/2/01 - 6/30/01.

See notes to financial statements


30 & 31 STATEMENTS OF CHANGES IN NET ASSETS               www.PreferredGroup.com

====================================================================================================================================


                                                                           Large Cap Value                  Asset Allocation

====================================================================================================================================

                                                                    Year Ended       Year Ended        Year Ended       Year Ended
                                                                       6/30/01         6/30/00           6/30/01         6/30/00
                                                                   -----------------------------------------------------------------
Increase (Decrease) in Net Assets
  Operations:
  Net investment income (loss) ..............................      $   3,063,224    $   2,391,858     $   5,863,233   $   7,497,728
  Net realized gain (loss) on:
    Investments .............................................         45,474,855       26,645,750        19,421,290      29,045,640
    Futures .................................................                                            (8,104,861)     (3,587,434)
    Forward contracts .......................................                218
    Foreign denominated other assets,
       liabilities & currency ...............................
  Change in net unrealized appreciation (depreciation) on:
    Investments .............................................         (8,814,401)     (51,695,979)      (28,066,787)    (22,586,883)
    Futures .................................................                                              (470,368)        769,825
    Forward contracts .......................................
    Foreign denominated other assets, liabilities & currency                  11
                                                                   -----------------------------------------------------------------
       Net increase (decrease) in net assets
          resulting from operations .........................         39,723,907      (22,658,371)      (11,357,493)     11,138,876
                                                                   -----------------------------------------------------------------
  Distributions to shareholders from:
    Net investment income ...................................         (2,484,772)      (2,575,000)       (5,861,074)     (7,497,728)
    Net realized gains ......................................        (42,920,564)     (48,119,216)      (25,591,432)     (4,951,396)
    In excess of net investment income (loss) ...............                                                                (2,161)
                                                                   -----------------------------------------------------------------
                                                                     (45,405,336)     (50,694,216)      (31,452,506)    (12,451,285)
                                                                   -----------------------------------------------------------------
  Fund share transactions:
    Receipts for shares sold ................................         95,604,120       55,593,253        29,136,042      32,412,344
    Value of distributions reinvested .......................         45,343,726       50,537,692        31,162,223      12,389,676
    Cost of shares redeemed .................................        (73,079,638)    (118,739,789)      (75,406,945)    (68,290,892)
                                                                   -----------------------------------------------------------------
       Net increase (decrease) in net assets
          from fund share transactions ......................         67,868,208      (12,608,844)      (15,108,680)    (23,488,872)
                                                                   -----------------------------------------------------------------
            Total increase (decrease) .......................         62,186,779      (85,961,431)      (57,918,679)    (24,801,281)

Net Assets
    Beginning of period .....................................        341,272,045      427,233,476       216,710,840     241,512,121
                                                                   -----------------------------------------------------------------
    End of period ...........................................      $ 403,458,824    $ 341,272,045     $ 158,792,161   $ 216,710,840
                                                                   =================================================================
    Undistributed (distributions in excess of)
       net investment income at end of period ...............      $   1,608,111    $   1,029,659     $       2,233
                                                                   =================================================================

Number of Fund Shares
    Sold ....................................................          4,304,640        2,378,110         1,897,145       1,964,114
    Issued for distributions reinvested .....................          2,153,072        2,324,629         2,133,425         756,642
    Redeemed ................................................         (3,340,961)      (5,097,890)       (5,243,856)     (4,158,781)
                                                                   -----------------------------------------------------------------
       Net increase (decrease) in shares outstanding ........          3,116,751         (395,151)       (1,213,286)     (1,438,025)
Outstanding at:
       Beginning of period ..................................         15,544,411       15,939,562        12,925,096      14,363,121
                                                                   -----------------------------------------------------------------
       End of period ........................................         18,661,162       15,544,411        11,711,810      12,925,096
                                                                   =================================================================

====================================================================================================================================

====================================================================================================================================

                                                                                                           Short-Term Government
                                                                             Fixed Income                        Securities

====================================================================================================================================

                                                                    Year Ended       Year Ended         Year Ended      Year Ended
                                                                      6/30/01          6/30/00            6/30/01         6/30/00
                                                                   -----------------------------------------------------------------
Increase (Decrease) in Net Assets
  Operations:
  Net investment income (loss) ..............................      $  10,848,966     $  10,661,965     $   4,945,296   $  3,757,108
  Net realized gain (loss) on:
    Investments .............................................          3,802,942        (9,690,573)          461,517     (1,558,091)
    Futures .................................................             35,514           619,416
    Forward contracts .......................................            961,185           104,235
    Foreign denominated other assets,
       liabilities & currency ...............................            (53,510)             (687)
  Change in net unrealized appreciation (depreciation) on:
    Investments .............................................          1,977,748         4,400,994         1,471,684        846,898
    Futures .................................................            207,006           (51,139)
    Forward contracts .......................................            384,982
    Foreign denominated other assets, liabilities & currency              (8,526)              (21)
                                                                   -----------------------------------------------------------------
       Net increase (decrease) in net assets
          resulting from operations .........................         18,156,307         6,044,190         6,878,497      3,045,915
                                                                   -----------------------------------------------------------------
  Distributions to shareholders from:
    Net investment income ...................................        (10,895,899)      (10,661,965)       (4,986,646)    (3,743,108)
    Net realized gains ......................................
    In excess of net investment income (loss) ...............           (102,477)
                                                                   -----------------------------------------------------------------
                                                                     (10,998,376)      (10,661,965)       (4,986,646)    (3,743,108)
                                                                   -----------------------------------------------------------------
  Fund share transactions:
    Receipts for shares sold ................................         36,874,358        34,897,091        32,559,054     15,067,186
    Value of distributions reinvested .......................         10,910,116        10,637,001         4,985,249      3,741,524
    Cost of shares redeemed .................................        (54,639,240)      (53,390,274)      (10,376,177)   (12,842,455)
                                                                   -----------------------------------------------------------------
       Net increase (decrease) in net assets
          from fund share transactions ......................         (6,854,766)       (7,856,182)       27,168,126      5,966,255
                                                                   -----------------------------------------------------------------
            Total increase (decrease) .......................            303,165       (12,473,957)       29,059,977      5,269,062

Net Assets
    Beginning of period .....................................        167,574,231       180,048,188        71,820,435     66,551,373
                                                                   -----------------------------------------------------------------
    End of period ...........................................      $ 167,877,396     $ 167,574,231     $ 100,880,412   $ 71,820,435
                                                                   =================================================================
    Undistributed (distributions in excess of)
       net investment income at end of period ...............      $     340,573     $      46,933                      $    14,000
                                                                   =================================================================

Number of Fund Shares
    Sold ....................................................          3,711,335         3,630,673         3,350,770      1,579,811
    Issued for distributions reinvested .....................          1,109,294         1,112,354           514,856        392,938
    Redeemed ................................................         (5,492,261)       (5,564,885)       (1,070,028)    (1,346,739)
                                                                   -----------------------------------------------------------------
       Net increase (decrease) in shares outstanding ........           (671,632)         (821,858)        2,795,598        626,010
Outstanding at:
       Beginning of period ..................................         17,622,567        18,444,425         7,549,218      6,923,208
                                                                   -----------------------------------------------------------------
       End of period ........................................         16,950,935        17,622,567        10,344,816      7,549,218
                                                                   =================================================================

====================================================================================================================================

==================================================================================================


                                                                            Money Market

==================================================================================================

                                                                   Year Ended         Year Ended
                                                                    6/30/01            6/30/00
                                                                   -------------------------------
Increase (Decrease) in Net Assets
  Operations:
  Net investment income (loss) ..............................      $   8,849,350     $   8,274,053
  Net realized gain (loss) on:
    Investments .............................................
    Futures .................................................
    Forward contracts .......................................
    Foreign denominated other assets,
       liabilities & currency ...............................
  Change in net unrealized appreciation (depreciation) on:
    Investments .............................................
    Futures .................................................
    Forward contracts .......................................
    Foreign denominated other assets, liabilities & currency
                                                                   -------------------------------
       Net increase (decrease) in net assets
          resulting from operations .........................          8,849,350         8,274,053
                                                                   -------------------------------
  Distributions to shareholders from:
    Net investment income ...................................         (8,849,350)       (8,274,053)
    Net realized gains ......................................
    In excess of net investment income (loss) ...............
                                                                   -------------------------------
                                                                      (8,849,350)       (8,274,053)
                                                                   -------------------------------
  Fund share transactions:
    Receipts for shares sold ................................        305,383,495       302,468,071
    Value of distributions reinvested .......................          8,784,367         8,216,479
    Cost of shares redeemed .................................       (260,309,994)     (361,527,886)
                                                                   -------------------------------
       Net increase (decrease) in net assets
          from fund share transactions ......................         53,857,868       (50,843,336)
                                                                   -------------------------------
            Total increase (decrease) .......................         53,857,868       (50,843,336)

Net Assets
    Beginning of period .....................................        143,964,773       194,808,109
                                                                   -------------------------------
    End of period ...........................................      $ 197,822,641     $ 143,964,773
                                                                   ===============================
    Undistributed (distributions in excess of)
       net investment income at end of period ...............
                                                                   ===============================

Number of Fund Shares
    Sold ....................................................        305,383,495       302,468,071
    Issued for distributions reinvested .....................          8,784,367         8,216,479
    Redeemed ................................................       (260,309,994)     (361,527,886)
                                                                   -------------------------------
       Net increase (decrease) in shares outstanding ........         53,857,868       (50,843,336)
Outstanding at:
       Beginning of period ..................................        143,964,773       194,808,109
                                                                   -------------------------------
       End of period ........................................        197,822,641       143,964,773
                                                                   ===============================

==================================================================================================

See notes to financial statements


32 & 33 STATEMENTS OF CHANGES IN NET ASSETS (continued)   www.PreferredGroup.com

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the year)

                              ----------------------------------------  ------------------------------------------------------------
                              Income (Loss) From Investment Operations                       Less Distributions
------------------------------------------------------------------------------------------------------------------------------------
                                                 Net
                    Net Asset        Net       Realized       Total                  From Net
                     Value,      Investment      and          from       From Net    Realized     In Excess   In Excess of
                    Beginning      Income     Unrealized   Investment   Investment   Gains on   of Realized  Net Investment
                    of Period      (Loss)     Gain (Loss)  Operations     Income    Investments     Gains     Income (Loss)

------------------------------------------------------------------------------------------------\___________________________________
International Growth (Commenced investment operations on April 2, 2001)
------------------------------------------------------------------------------------------------\___________________________________
Period+ Ended June 30,
 2001                $10.00        $(0.01)      $(0.29)       $(0.30)      $   --       $   --       $ --         $  --

------------------------------------------------------------------------------------------------\___________________________________
International Value
------------------------------------------------------------------------------------------------\___________________________________
Year Ended June 30,
 1997                 13.72          0.33         2.67          3.00        (0.35)       (0.25)        --            --
 1998                 16.12          0.26         0.76          1.02        (0.24)       (0.72)        --            --
 1999                 16.18          0.21         0.88          1.09        (0.17)       (0.47)        --            --
 2000                 16.63          0.37         1.98          2.35        (0.23)       (0.64)        --            --
 2001                 18.11          0.16        (1.06)        (0.90)       (0.35)       (2.91)        --            --

------------------------------------------------------------------------------------------------\___________________________________
Small Cap Growth
------------------------------------------------------------------------------------------------\___________________________________
Year Ended June 30,
 1997                 11.25          0.06         3.18          3.24        (0.03)       (0.16)        --            --
 1998                 14.30          0.03         3.17          3.20        (0.08)       (1.83)        --            --
 1999                 15.59          0.01        (2.96)        (2.95)       (0.02)       (0.57)        --            --
 2000                 12.05          0.02         0.61          0.63        (0.01)          --         --         (0.02)
 2001                 12.65         (0.08)       (4.05)        (4.13)          --           --         --            --

------------------------------------------------------------------------------------------------\___________________________________
Mid Cap Growth    (Commenced investment operations on April 2, 2001)
------------------------------------------------------------------------------------------------\___________________________________
Period+ Ended June 30,
 2001                 10.00         (0.05)        2.48          2.43           --           --         --            --

------------------------------------------------------------------------------------------------\___________________________________
Large Cap Growth
------------------------------------------------------------------------------------------------\___________________________________
Year Ended June 30,
 1997                 18.52          0.00         4.76          4.76           --        (2.86)        --            --
 1998                 20.42          0.00         5.93          5.93           --        (4.38)        --            --
 1999                 21.97          0.00         5.87          5.87           --        (4.96)        --            --
 2000                 22.88          0.00         6.64          6.64           --        (3.09)        --            --
 2001                 26.43         (0.02)       (7.36)        (7.38)          --        (5.83)        --            --
------------------------------------------------------------------------------------------------------------------------------------

               ------------------                                            ---------------------------------------
               Less Distributions                                                  Ratios to Average Net Assets
               ------------------                                            ---------------------------------------
                                                                                           Operating
                                   Net Asset     Total                                      Expenses         Net
                                    Value,     Return at                                     Before       Investment      Portfolio
                      Total         End of     Net Asset     Net Assets,     Operating      Voluntary       Income        Turnover
                  Distributions     Period      Value(1)    End of Period    Expenses        Waiver         (Loss)          Rate

------------------------------------------------------------------------------------------------\___________________________________
International Growth (Commenced investment operations on April 2, 2001)
------------------------------------------------------------------------------------------------\___________________________________
Period+ Ended June 30,
 2001                $   --         $9.70        (3.00%)++   $24,908,857       0.77%++         --          (0.06%)++      42.68%++
------------------------------------------------------------------------------------------------\___________________________________
International Value
------------------------------------------------------------------------------------------------\___________________________________
Year Ended June 30,
 1997                 (0.60)        16.12        22.50%      265,292,395       1.25%           --           2.66%         13.16%
 1998                 (0.96)        16.18         7.18%      284,056,103       1.22%           --           1.76%         17.08%
 1999                 (0.64)        16.63         7.21%      312,384,280       1.20%           --           1.43%         15.31%
 2000                 (0.87)        18.11        14.15%      345,919,973       1.20%           --           2.32%         28.96%
 2001                 (3.26)        13.95        (5.51%)     312,147,220       1.20%           --           1.02%         29.48%
------------------------------------------------------------------------------------------------\___________________________________
Small Cap Growth
------------------------------------------------------------------------------------------------\___________________________________
Year Ended June 30,
 1997                 (0.19)        14.30        29.00%*      84,877,805       0.88%         0.98%          0.66%        104.45%
 1998                 (1.91)        15.59        23.45%      136,303,463       0.90%           --           0.29%        105.32%
 1999                 (0.59)        12.05       (19.07%)     107,618,457       0.92%           --           0.15%        121.53%
 2000                 (0.03)        12.65         5.22%      118,388,579       1.11%           --          (0.39%)       236.49%
 2001                    --          8.52       (32.65%)      95,760,903       1.26%           --          (0.81%)       183.26%
------------------------------------------------------------------------------------------------\___________________________________
Mid Cap Growth    (Commenced investment operations on April 2, 2001)
------------------------------------------------------------------------------------------------\___________________________________
Period+ Ended June 30,
 2001                    --         12.43        24.30%++     33,528,389       0.61%++         --          (0.47%)++      95.83%++
------------------------------------------------------------------------------------------------\___________________________________
Large Cap Growth
------------------------------------------------------------------------------------------------\___________________________________
Year Ended June 30,
 1997                 (2.86)        20.42        28.57%      455,021,877       0.84%           --          (0.13%)        58.31%
 1998                 (4.38)        21.97        33.44%      506,830,491       0.84%           --          (0.08%)        70.35%
 1999                 (4.96)        22.88        30.56%      666,402,699       0.83%           --          (0.15%)        74.31%
 2000                 (3.09)        26.43        30.00%      844,915,684       0.83%           --          (0.31%)        72.50%
 2001                 (5.83)        13.22       (30.38%)     587,565,012       0.85%           --          (0.14%)        95.12%
------------------------------------------------------------------------------------------------------------------------------------

(1) Total return at net asset value assumes reinvestment of dividends and capital gains distributions.
 * Total return for Small Cap Growth would have been lower if a portion of the fees had not been waived/reimbursed by the adviser.
 +    For the period 4/2/01 - 6/30/01.
++    Not annualized


34 & 35  FINANCIAL HIGHLIGHTS                             www.PreferredGroup.com

(Selected data for a share of beneficial interest outstanding throughout the year)

                              ----------------------------------------   -----------------------------------------------------------
                              Income (Loss) From Investment Operations                      Less Distributions
------------------------------------------------------------------------------------------------------------------------------------
                                                 Net
                   Net Asset         Net       Realized       Total                    From Net
                    Value,       Investment      and          from        From Net     Realized     In Excess   In Excess of
                   Beginning       Income     Unrealized   Investment    Investment    Gains on   of Realized  Net Investment
                   of Period       (Loss)     Gain (Loss)  Operations      Income     Investments     Gains     Income (Loss)

------------------------------------------------------------------------------------------------\___________________________________
Large Cap Value
------------------------------------------------------------------------------------------------\___________________________________
Year Ended June 30,
 1997                $16.65         $0.19        $5.10         $5.29       $(0.20)      $(0.58)      $(0.02)       $   --
 1998                 21.14          0.28         5.29          5.57        (0.22)          --           --            --
 1999                 26.49          0.19         1.43          1.62        (0.26)       (1.05)          --            --
 2000                 26.80          0.16        (1.59)        (1.43)       (0.17)       (3.25)          --            --
 2001                 21.95          0.18         2.33          2.51        (0.16)       (2.68)          --            --

------------------------------------------------------------------------------------------------\___________________________________
Asset Allocation
------------------------------------------------------------------------------------------------\___________________________________
Year Ended June 30,
 1997                 12.88          0.44         2.17          2.61        (0.44)       (0.53)          --            --
 1998                 14.52          0.47         2.51          2.98        (0.47)       (1.38)          --            --
 1999                 15.65          0.46         2.18          2.64        (0.46)       (1.02)          --            --
 2000                 16.81          0.57         0.33          0.90        (0.57)       (0.37)          --            --+
 2001                 16.77          0.45        (1.20)        (0.75)       (0.45)       (2.01)          --            --

------------------------------------------------------------------------------------------------\___________________________________
Fixed Income
------------------------------------------------------------------------------------------------\___________________________________
Year Ended June 30,
 1997                 10.09          0.64         0.19          0.83        (0.64)       (0.04)          --            --
 1998                 10.24          0.64         0.29          0.93        (0.64)       (0.11)          --            --
 1999                 10.42          0.58        (0.46)         0.12        (0.59)       (0.11)       (0.08)           --
 2000                  9.76          0.59        (0.25)         0.34        (0.59)          --           --            --
 2001                  9.51          0.62         0.38          1.00        (0.60)          --           --         (0.01)

------------------------------------------------------------------------------------------------\___________________________________
Short-Term Government Securities
------------------------------------------------------------------------------------------------\___________________________________
Year Ended June 30,
 1997                  9.76          0.53         0.02          0.55        (0.53)          --           --            --
 1998                  9.78          0.56        (0.01)         0.55        (0.56)          --           --            --
 1999                  9.77          0.47        (0.16)         0.31        (0.47)          --           --            --
 2000                  9.61          0.52        (0.10)         0.42        (0.52)          --           --            --
 2001                  9.51          0.58         0.23          0.81        (0.57)          --           --            --

------------------------------------------------------------------------------------------------\___________________________________
Money Market
------------------------------------------------------------------------------------------------\___________________________________
Year Ended June 30,
 1997                  1.00          0.05           --          0.05        (0.05)          --           --            --
 1998                  1.00          0.05           --          0.05        (0.05)          --           --            --
 1999                  1.00          0.05           --          0.05        (0.05)          --           --            --
 2000                  1.00          0.05           --          0.05        (0.05)          --           --            --
 2001                  1.00          0.06           --          0.06        (0.06)          --           --            --

                   -------------------                                           --------------------------------------
                   Less Distributions                                                Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             Operating
                                       Net Asset      Total                                     Expenses        Net
                                        Value,      Return at                                    Before     Investment     Portfolio
                          Total         End of      Net Asset     Net Assets,     Operating     Voluntary     Income       Turnover
                      Distributions     Period       Value(1)    End of Period    Expenses       Waiver        (Loss)        Rate

------------------------------------------------------------------------------------------------\___________________________________
Large Cap Value
------------------------------------------------------------------------------------------------\___________________________________
Year Ended June 30,
 1997                   $(0.80)         $21.14        32.62%      373,673,368       0.85%          --           1.06%         7.23%
 1998                    (0.22)          26.49        26.51%      413,609,843       0.84%          --           1.03%        10.14%
 1999                    (1.31)          26.80         6.59%      427,233,476       0.84%          --           0.71%        23.26%
 2000                    (3.42)          21.95        (5.19%)     341,272,045       0.86%          --           0.64%         7.75%
 2001                    (2.84)          21.62        11.78%      403,458,824       0.87%          --           0.81%        25.95%

------------------------------------------------------------------------------------------------\___________________________________
Asset Allocation
------------------------------------------------------------------------------------------------\___________________________________
Year Ended June 30,
 1997                    (0.97)          14.52        21.01%      128,884,756       0.99%          --           3.29%        27.73%
 1998                    (1.85)          15.65        21.84%      171,833,566       0.92%          --           3.19%        27.90%
 1999                    (1.48)          16.81        17.19%      241,512,121       0.89%          --           2.85%         5.80%
 2000                    (0.94)          16.77         5.60%      216,710,840       0.89%          --           3.37%        32.32%
 2001                    (2.46)          13.56        (5.13%)     158,792,161       0.93%          --           2.95%        18.72%

------------------------------------------------------------------------------------------------\___________________________________
Fixed Income
------------------------------------------------------------------------------------------------\___________________________________
Year Ended June 30,
 1997                    (0.68)          10.24         8.39%      140,158,482       0.74%          --           6.32%       105.98%
 1998                    (0.75)          10.42         9.32%      151,204,274       0.67%          --           6.16%       143.66%
 1999                    (0.78)           9.76         1.07%      180,048,188       0.65%          --           5.77%       158.46%
 2000                    (0.59)           9.51         3.62%      167,574,231       0.68%          --           6.20%       253.33%
 2001                    (0.61)           9.90        10.78%      167,877,396       0.69%          --           6.39%       117.61%

------------------------------------------------------------------------------------------------\___________________________________
Short-Term Government Securities
------------------------------------------------------------------------------------------------\___________________________________
Year Ended June 30,
 1997                    (0.53)           9.78         5.81%       54,807,409       0.63%          --           5.49%       183.73%
 1998                    (0.56)           9.77         5.72%       60,236,281       0.60%          --           5.67%       263.47%
 1999                    (0.47)           9.61         3.27%       66,551,373       0.55%          --           4.87%        66.64%
 2000                    (0.52)           9.51         4.46%       71,820,435       0.57%          --           5.46%       120.81%
 2001                    (0.57)           9.75         8.64%      100,880,412       0.54%          --           5.89%        85.75%

------------------------------------------------------------------------------------------------\___________________________________
Money Market
------------------------------------------------------------------------------------------------\___________________________________
Year Ended June 30,
 1997                    (0.05)           1.00         5.14%      109,682,146       0.48%          --           5.03%         N/A
 1998                    (0.05)           1.00         5.40%      104,167,524       0.48%          --           5.28%         N/A
 1999                    (0.05)           1.00         4.89%      194,808,109       0.45%          --           4.73%         N/A
 2000                    (0.05)           1.00         5.45%      143,964,773       0.46%          --           5.21%         N/A
 2001                    (0.06)           1.00         5.69%      197,822,641       0.47%          --           5.42%         N/A
------------------------------------------------------------------------------------------------------------------------------------

(1) Total return at net asset value assumes reinvestment of dividends and capital gains distributions.
 +    Underlying value is less than $(0.01) per share.


36 & 37  FINANCIAL HIGHLIGHTS                             www.PreferredGroup.com

Schedules of Investments

--------------------------------------
Preferred International Growth Fund   \
================================================================================
COMMON STOCK -- 94.43%                                 SHARES           VALUE
================================================================================

AUSTRALIA--2.39%

Construction Materials--0.09%
  CSR Ltd                                                6,400        $   23,177

Non-Ferrous Metals--2.30%
  BHP Billiton Ltd *^                                   92,310           495,503
  WMC Limited                                           15,900            77,692
                                                                      ----------
                                                                         573,195
                                                                      ----------

  Total Australia                                                        596,372
                                                                      ==========

CANADA--0.56%

Non-Ferrous Metals--0.56%
  Alcan Aluminum Inc                                     3,300           138,666
                                                                      ----------

  Total Canada                                                           138,666
                                                                      ==========

CHINA--5.01%

Banks--1.08%
  HSBC Holdings Plc                                     13,400           158,055
  Hang Seng Bank                                        10,800           110,772
                                                                      ----------
                                                                         268,827
                                                                      ----------
Energy Sources--0.88%
  CNOOC Ltd *                                          100,500            95,993
  PetroChina Company Ltd                               598,000           124,203
                                                                      ----------
                                                                         220,196
                                                                      ----------
Real Estate--2.53%
  Henderson Land Development                            18,000            79,617
  Sun Hung Kai Properties Ltd                           49,000           441,325
  Wharf Holding                                         52,000           108,336
                                                                      ----------
                                                                         629,278
                                                                      ----------
Utilities & Power--0.52%
  Huaneng Power International Inc                      210,000           128,561
                                                                      ----------

  Total China                                                          1,246,862
                                                                      ==========

DENMARK--1.65%

Drugs & Healthcare--1.65%
  Novo-Nordisk A/S                                       9,300           411,757
                                                                      ----------

  Total Denmark                                                          411,757
                                                                      ==========

FRANCE--14.10%

Consumer Goods--0.49%
  Loreal                                                 1,900           122,774

Drugs & Healthcare--5.67%
  Aventis SA                                             7,800           623,333
  Sanofi-Synthelabo SA                                  12,000           788,128
                                                                      ----------
                                                                       1,411,461
                                                                      ----------

================================================================================

================================================================================
COMMON STOCK                                            SHARES          VALUE
================================================================================

Electrical Equipment--3.78%
  Alstom                                                16,300        $  453,909
  STMicroelectronics NV                                 14,000           486,436
                                                                      ----------
                                                                         940,345
                                                                      ----------
Energy Sources--3.38%
  TotalFinaElf SA                                        6,000           841,009

Leisure Time Industries--0.78%
  Accor SA                                               4,600           194,329
                                                                      ----------

  Total France                                                         3,509,918
                                                                      ==========

GERMANY--2.78%

Banks--1.84%
  Deutsche Bank AG                                       6,400           459,060

Drugs & Healthcare--0.38%
  Schering AG                                            1,800            94,575

Insurance--0.56%
  Muenchener Rueckversicherungs AG ^                       500           139,490
                                                                      ----------

  Total Germany                                                          693,125
                                                                      ==========

JAPAN--21.30%

Automobiles--3.60%
  Honda Motor Co Ltd                                    18,000           790,955
  Toyota Motor Corp                                      3,000           105,605
                                                                      ----------
                                                                         896,560
                                                                      ----------
Chemicals--0.29%
  Sumitomo Chemical                                     16,000            72,232

Computer Software--0.14%
  Capcom Co                                              1,000            34,320

Consumer Goods--0.90%
  Kao Corp                                               9,000           223,719

Drugs & Healthcare--0.70%
  Olympus Optical Co Ltd                                 5,000            80,106
  Takeda Chemical Industries Ltd                         2,000            93,016
                                                                      ----------
                                                                         173,122
                                                                      ----------
Electrical Equipment--6.06%
  Canon Inc                                             16,000           646,620
  Fuji Photo Film Company Ltd                           12,000           517,681
  Hitachi Ltd                                           27,000           265,215
  Keyence Corp                                             400            79,384
                                                                      ----------
                                                                       1,508,900
                                                                      ----------
Financial--5.47%
  Nikko Securities Co Ltd                               84,000           672,889
  Nomura Securities Co Ltd                              36,000           689,921
                                                                      ----------
                                                                       1,362,810
                                                                      ----------

================================================================================

See notes to financial statements and notes to schedules of investments


38 SCHEDULES OF INVESTMENTS

Preferred International Growth Fund Cont.

================================================================================
COMMON STOCK                                            SHARES          VALUE
================================================================================

Household Appliances--2.53%
  Nintendo Co Ltd                                        1,900        $  345,842
  Sharp Corp                                            10,000           136,316
  Sony Corp                                              2,300           151,231
                                                                      ----------
                                                                         633,389
                                                                      ----------
Industrial Machinery--0.26%
  Komatsu Ltd                                           14,000            64,213
                                                                      ----------

Utilities & Power--1.35%
  Tokyo Electric Power Co                               13,000           336,701
                                                                      ----------

  Total Japan                                                          5,305,966
                                                                      ==========

MEXICO--2.57%

Construction Materials--0.36%
  Cemex SA                                              17,000            90,491

Consumer Goods--0.36%
  Fomento Economico Mexicano SA ADR ^                    2,100            89,901

Merchandising--0.69%
  Wal-Mart de Mexico SA ^                               63,000           171,154

Telecommunications--1.16%
  Telefonos de Mexico SA ADR                             8,200           287,738
                                                                      ----------

  Total Mexico                                                           639,284
                                                                      ==========

NETHERLANDS--11.36%

Consumer Goods - 2.31%
  Heineken NV                                           10,850           437,950
  Unilever NV                                            2,300           137,999
                                                                      ----------
                                                                         575,949
                                                                      ----------
Drugs & Healthcare--0.73%
  Ahold NV                                               5,800           181,863

Electrical Equipment--2.15%
  ASML Holding NV *                                     23,900           536,530

Energy Sources--3.95%
  Royal Dutch Petroleum Co ^                            17,100           985,125

Financial Services--1.18%
  ING Groep NV                                           4,500           294,404

Media--1.04%
  Wolters Kluwer NV                                      9,600           258,303
                                                                      ----------

  Total Netherlands                                                    2,832,174
                                                                      ==========

NORWAY--1.04%

Non-Ferrous Metals--1.04%
  Norsk Hydro ASA                                        6,100           258,588
                                                                      ----------

  Total Norway                                                           258,588
                                                                      ==========

SPAIN--0.70%

Banks--0.24%
  Banco Bilbao Vizcaya                                   4,600            59,566

Energy Sources--0.46%
  Repsol YPF SA ^                                        6,900           114,024
                                                                      ----------

  Total Spain                                                            173,590
                                                                      ==========

SWEDEN--0.87%

Industrial Machinery--0.47%
  Securitas AB                                           6,700           117,387

Merchandising--0.40%
  Hennes & Mauritz AB                                    5,800            99,485
                                                                      ----------
  Total Sweden                                                           216,872
                                                                      ==========

SWITZERLAND--8.05%

Banks--2.08%
  Credit Suisse Group                                    1,700           279,627
  UBS AG                                                 1,660           237,935
                                                                      ----------
                                                                         517,562
                                                                      ----------
Consumer Goods--1.62%
  Nestle SA                                              1,900           404,008

Drugs & Health Care--4.35%
  Novartis                                              23,000           832,814
  Serono SA                                                253           251,099
                                                                      ----------
                                                                       1,083,913
                                                                      ----------

  Total Switzerland                                                    2,005,483
                                                                      ==========

UNITED KINGDOM--22.05%

Aerospace & Defense--0.61%
  Rolls-Royce Plc                                       45,800           151,253

Banks--3.98%
  Allied Irish Banks Plc                                15,000           172,880
  Barclays Plc                                           8,500           260,958
  Bank of Ireland                                       30,700           304,395
  HSBC Holdings Plc                                     12,700           150,685
  Lloyds TSB Group Plc                                  10,500           105,211
                                                                      ----------
                                                                         994,129
                                                                      ----------

================================================================================

         See notes to financial statements and notes to schedules of investments


                                                       39 www.PreferredGroup.com

Schedules of Investments

Preferred International Growth Fund Cont.

================================================================================
COMMON STOCK                                            SHARES           VALUE
================================================================================

Chemicals--0.44%
  BOC Group Plc                                          7,500        $  109,847

Construction Materials--0.62%
  CRH Plc                                                9,000           153,304

Consumer Goods--1.23%
  Diageo Plc                                            27,800           305,376

Drugs & Healthcare--9.68%
  AstraZeneca Plc                                       13,000           606,541
  GlaxoSmithKline Plc                                   38,600         1,087,208
  Elan Corp Plc ADR *^                                  11,800           719,800
                                                                      ----------
                                                                       2,413,549
                                                                      ----------
Energy Sources--2.79%
  BP Plc                                                84,400           694,740

Merchandising--1.51%
  Kingfisher Plc                                        13,800            74,774
  Marks & Spencer Plc                                   37,000           136,521
  Reckitt & Benckiser                                   11,400           164,560
                                                                      ----------
                                                                         375,855
                                                                      ----------
Non-Ferrous Metals--0.34%
  Anglo American Plc                                     5,600            83,991

Telecommunications--0.85%
  Vodafone Group Plc                                    95,400           211,604
                                                                      ----------

  Total United Kingdom                                                 5,493,648
                                                                      ==========

Total Common Stock
  (Cost $23,624,811)                                                  23,522,305
                                                                      ==========

================================================================================
SHORT TERM
INVESTMENTS--15.84%                                   PAR/SHARES       VALUE
================================================================================

Repurchase Agreements--1.50%
  State Street Repo 2.75% July 2, 2001
  (Dated June 29, 2001, due July 2, 2001,
  collateralized by $305,000
  U.S. Treasury Note 7.875%,
  February 15, 2021,
  Market Value $384,804
  Repurchase Proceeds $373,085)                     $    373,000    $   373,000
                                                                    -----------

Rights--0.01%
  Portugal Telecom SGPS SA
    Bonus Rights *
    (Expiration July 9, 2001)                              9,700          1,315
                                                                    -----------

Short Term Investment Fund--4.44%
  State Street Global Advisors
    Money Market Fund
  3.67% yield as of June 30, 2001                      1,106,526      1,106,526
                                                                    -----------

Short Term Investment Trust--9.89%
  Securities Lending Quality Trust
  4.24% yield as of June 30, 2001                      2,464,637      2,464,637
                                                                    ===========

Total Short Term Investments
  (Cost $3,944,163)                                                   3,945,478
                                                                    ===========

Total Investments--110.27%
  (Cost $27,568,974)                                                 27,467,783
                                                                    ===========

Other Assets & Liabilities---10.27%                                  (2,558,926)
                                                                    ===========

Total Net Assets--100%                                              $24,908,857
                                                                    ===========

================================================================================

See notes to financial statements and notes to schedules of investments


40 SCHEDULES OF INVESTMENTS

---------------------------------------
Preferred International Value Fund     \
================================================================================
COMMON STOCK--95.40%                                  SHARES           VALUE
================================================================================

AUSTRALIA--2.75%

Banks--2.75%
  National Australia Bank ^                            480,000      $  8,581,571
                                                                    ------------

  Total Australia                                                      8,581,571
                                                                    ============

CANADA--7.89%

Automobiles--1.45%
  Canadian Tire Ltd                                    264,000         4,521,191

Banks--2.56%
  Bank Nova Scotia Halifax ^                           266,600         7,975,514

Merchandising--1.15%
  Hudsons Bay Co                                       332,600         3,576,721

Non-Ferrous Metals--2.73%
  Alcan Aluminum Ltd                                   203,600         8,559,357
                                                                    ------------

  Total Canada                                                        24,632,783
                                                                    ============

CHINA--3.57%

Financial Services--1.91%
  Swire Pacific Class A                              1,148,800         5,950,347

Publishing & Broadcasting--0.13%
  South China Morning Post                             602,000           397,485

Real Estate--1.53%
  Henderson Land Development                         1,079,800         4,776,161
                                                                    ------------

  Total China                                                         11,123,993
                                                                    ============

FINLAND--2.24%

Paper & Forest Products--2.24%
  Stora Enso Oyj Series R                              645,000         6,996,545
                                                                    ------------

  Total Finland                                                        6,996,545
                                                                    ============

FRANCE--5.15%

Automobile Components--1.82%
  Valeo SA ^                                           140,200         5,666,166

Electrical Equipment--2.58%
  Alstom ^                                             290,000         8,075,687

Energy Sources--0.75%
  TotalFinaElf SA                                       16,696         2,340,248
                                                                    ------------

 Total France                                                         16,082,101
                                                                    ============

================================================================================
COMMON STOCK                                           SHARES          VALUE
================================================================================

GERMANY--3.89%

Consumer Goods--3.89%
  Adidas-Salomon AG                                    114,000      $  6,990,647
  Continental AG                                       375,300         5,146,015
                                                                    ------------

  Total Germany                                                       12,136,662
                                                                    ============

ITALY--4.10%

Apparel & Textiles--1.57%
  Benetton Group SPA ^                                 365,000         4,899,615

Banks--2.53%
  Banca Popolare di Bergamo CV ^                       275,000         4,521,144
  Bipop-Carire ^                                       900,000         3,386,409
                                                                    ------------
                                                                       7,907,553
                                                                    ------------

  Total Italy                                                         12,807,168
                                                                    ============

JAPAN--22.79%

Drugs & Healthcare--5.78%
  Daiichi Pharmaceutical                               379,500         8,779,228
  Tanabe Seiyaku Co                                    980,900         9,257,632
                                                                    ------------
                                                                      18,036,860
                                                                    ------------
Electrical Equipment--2.21%
  Hitachi Ltd                                          700,800         6,883,811

Insurance--5.51%
  Sumitomo Marine & Fire Insurance                   1,300,100         7,266,215
  Yasuda Marine & Fire Insurance                     1,600,200         9,944,311
                                                                    ------------
                                                                      17,210,526
                                                                    ------------
Homebuilders--2.51%
  Daiwa House Industry Co Ltd                        1,000,400         7,845,331

Household Appliances--1.50%
  Matsushita Electric Industries                       300,000         4,695,694

Real Estate--5.28%
  Mitsui Fudosan Co                                    840,300         9,055,915
  Oriental Land Co Ltd                                 100,000         7,425,227
                                                                    ------------
                                                                      16,481,142
                                                                    ------------

  Total Japan                                                         71,153,364
                                                                    ============

NETHERLANDS--5.10%

Chemicals--2.06%
  Akzo Nobel NV                                        151,800         6,432,143

Financial Services--2.16%
  ING Groep NV                                         103,100         6,745,124

Transportation--0.88%
  KLM Royal Dutch Air Lines                            155,000         2,732,178
                                                                    ------------

  Total Netherlands                                                   15,909,445
                                                                    ============

================================================================================

         See notes to financial statements and notes to schedules of investments


                                                       41 www.PreferredGroup.com

Schedules of Investments

Preferred International Value Fund Cont.

================================================================================
COMMON STOCK                                          SHARES           VALUE
================================================================================

SINGAPORE--2.07%

Banks--2.07%
  United Overseas Bank ^                             1,023,200      $  6,458,178
                                                                    ------------

  Total Singapore                                                      6,458,178
                                                                    ============

SOUTH KOREA--3.43%

Electric Utilities--1.54%
  Korea Electric Power                                 259,000         4,819,531

Household Durables--0.80%
  Samsung Electronics Co Ltd                            16,990         2,508,328

Steel--1.09%
  Pohang Iron & Steel                                   42,490         3,397,893
                                                                    ------------

  Total South Korea                                                   10,725,752
                                                                    ============

SPAIN--4.97%

Banks--1.58%
  Banco Bilbao Vizcaya                                 380,300         4,924,517

Food & Drug Retailing--1.74%
  Centros Com Carrefour ^                              406,347         5,440,867

Utilities--1.65%
  Iberdrola SA ^                                       400,000         5,135,545
                                                                    ------------

  Total Spain                                                         15,500,929
                                                                    ============

SWEDEN--3.66%

Household Appliances--1.80%
  Electrolux AB Series B                               406,100         5,621,084

Industrial Machinery--1.86%
  SKF AB Series B ^                                    272,000         4,290,260
  Svedala Industrial                                    90,200         1,505,684
                                                                    ------------
                                                                       5,795,944
                                                                    ------------

  Total Sweden                                                        11,417,028
                                                                    ============

SWITZERLAND--3.06%

Banks--1.88%
  UBS AG                                                40,922         5,865,525

Merchandising--1.18%
  Valora Holding AG                                     20,700         3,675,647
                                                                    ------------

  Total Switzerland                                                    9,541,172
                                                                    ============

UNITED KINGDOM--20.73%

Aerospace & Defense--2.17%
  Rolls-Royce Plc                                    2,053,500         6,781,609

Banks--2.32%
  Royal Bank of Scotland Group Plc                     328,800         7,255,978

Chemicals--1.88%
  Imperial Chemical Industries Plc                     999,200         5,867,913

Construction Materials--2.13%
  Hanson Plc                                           900,000         6,635,205

Insurance--2.31%
  Royal & Sun Alliance                                 955,000         7,195,357

Leisure Time Industries--1.94%
  P&O Princess Cruises Plc                           1,165,100         6,070,998

Merchandising--2.59%
  Reckitt & Benckiser                                  560,000         8,083,642

Steel--3.35%
  Corus Group Plc                                    6,140,800         5,253,714
  Rio Tinto                                            293,300         5,212,746
                                                                    ------------
                                                                      10,466,460
                                                                    ------------
Transportation--2.04%
  British Airways                                    1,317,300         6,381,728
                                                                    ------------

 Total United Kingdom                                                 64,738,890
                                                                    ============

Total Common Stock
  (Cost $271,157,543)                                                297,805,581
                                                                    ============

================================================================================
SHORT TERM
INVESTMENTS--21.15%                                 PAR/SHARES        VALUE
================================================================================

 Repurchase Agreements--2.68%
 State Street Repo 2.75% July 2, 2001
 (Dated June 29, 2001, due July 2, 2001,
 collateralized by $6,765,000
 U.S. Treasury Note 7.875%,
 February 15, 2021,
 Market Value $8,535,069
 Repurchase Proceeds $8,364,917)                   $   8,363,000      8,363,000
                                                                  -------------
Short Term Investment Trust--18.47%
 Securities Lending Quality Trust
 4.24% yield as of June 30, 2001                      57,650,906     57,650,906
                                                                  -------------

Total Short Term Investments
 (Cost $66,013,906)                                                  66,013,906
                                                                  =============

Total Investments--116.55%
 (Cost $337,171,449)                                                363,819,487
                                                                  =============

Other Assets & Liabilities---16.55%                                 (51,672,267)
                                                                  =============

Total Net Assets--100%                                            $ 312,147,220
                                                                  =============

================================================================================

See notes to financial statements and notes to schedules of investments


42 SCHEDULES OF INVESTMENTS

------------------------------------
Preferred Small Cap Growth Fund     \
================================================================================
COMMON STOCK--97.96%                                    SHARES           VALUE
================================================================================


Aerospace--0.55%
  Atlantic Coast Airlines Holdings *                    19,270        $  525,108

Chemicals--1.64%
  Cabot Microelectronics Corp *^                         8,370           522,707
  Millennium Chemicals Inc                              24,610           370,381
  OM Group Inc                                          12,070           678,938
                                                                      ----------
                                                                       1,572,026
                                                                      ----------
Computer Software--9.35%
  Advent Software Inc *                                  4,920           324,671
  Agile Software Corp *^                                28,130           473,991
  Aspen Technology Inc *^                               20,340           482,058
  Docent Inc *^                                         88,700           647,510
  Interwoven Inc *^                                     54,720           990,432
  Matrixone Inc *                                       27,360           559,512
  Midway Games Inc *^                                   29,440           544,640
  Netegrity Inc *^                                      21,510           686,169
  Nuance Communications *^                              27,850           487,375
  Simplex Solutions Inc *^                              15,210           366,865
  SmartForce Plc ADR *^                                 24,990           884,896
  Support.com Inc *                                     30,470           187,391
  THQ Inc *^                                            13,250           807,588
  Ulticom Inc *                                         24,050           809,042
  Webex Communications *^                               26,210           698,759
                                                                      ----------
                                                                       8,950,899
                                                                      ----------
Conglomerates--0.57%
  Steris Corp *                                         27,450           550,373

Consumer Products--2.35%
  Church & Dwight Inc                                   17,460           444,357
  Genesco Inc *^                                        26,140           878,304
  Polaris Industries Inc ^                               8,800           403,040
  Ultimate Electronics Inc *                            16,080           525,173
                                                                      ----------
                                                                       2,250,874
                                                                      ----------
Discount & Fashion Retailing--5.58%
  Abercrombie & Fitch Co *                              20,600           916,700
  Borders Group Inc *                                   21,210           475,104
  Charlotte Russe Holding Inc *                         28,110           668,456
  Duane Reade Inc *^                                    11,020           358,150
  Galyans Trading Inc *                                 16,330           333,132
  Hot Topic Inc *                                       15,390           482,476
  Pacific Sunwear of California *^                      24,560           555,547
  Skechers USA Inc *^                                   14,641           427,956
  Tommy Hilfiger Corp *^                                45,420           635,880
  Vans Inc *                                            20,920           493,712
                                                                      ----------
                                                                       5,347,113
                                                                      ----------
Electrical & Electronics--12.91%
  ATI Technologies Inc *                                54,510           508,578
  Alpha Industries *                                    22,800           644,100
  American Superconductor Corp *                        17,660           410,595
  Amphenol Corp *                                        8,540           342,027
  Axcelis Technologies Inc *                            71,150         1,067,250
  Elantec Semiconductor Inc *                           20,460           687,251
  Emcore Corp *^                                        33,510         1,015,018
  Entegris Inc *                                        61,400           653,296
  Exar Corp *                                           22,880           448,677
  Lattice Semiconductor Corp *^                         30,000           741,300
  Mercury Computer Systems Inc *                         9,450           481,950

================================================================================
COMMON STOCK                                            SHARES          VALUE
================================================================================

Electrical & Electronics (continued)
  Microsemi Corp *                                       8,560      $    603,908
  Microtune Inc *^                                      25,710           536,054
  Optimal Robotics Corp *                                7,600           289,560
  Photon Dynamics Inc *^                                15,300           481,185
  Plexus Corp *^                                        21,330           667,629
  Rudolph Technologies Inc *                            10,070           461,508
  Semtech Corp *^                                       23,400           747,630
  Technitrol Inc                                        12,230           317,980
  Tweeter Home Entertainment Group Inc *^               20,230           708,252
  Veritas DGC Inc *^                                    19,930           553,058
                                                                    ------------
                                                                      12,366,806
                                                                    ------------
Finance-Other--6.04%
  Affiliated Managers Group Inc *^                      17,840         1,097,160
  American Capital Strategies Ltd *                     17,040           471,497
  Gallagher, Arthur J & Co                              23,630           614,380
  Investment Technology Group *                         18,960           953,498
  Investors Financial Services Corp                     10,460           704,690
  NCO Group Inc *^                                       8,750           270,638
  Richmond County Financial Corp                        19,520           732,390
  S1 Corporation *                                      28,560           369,852
  Webster Financial Corp                                16,850           567,003
                                                                    ------------
                                                                       5,781,108
                                                                    ------------
Food--1.22%
  Suiza Foods Corp *^                                    9,750           517,725
  Whole Foods Market Inc *                              24,160           652,562
                                                                    ------------
                                                                       1,170,287
                                                                    ------------
Fuel--2.79%
  Hydril Co *                                           24,770           564,508
  Key Energy Services Inc *                             85,870           930,831
  Plains Resources Inc *                                16,940           406,560
  Shaw Group Inc *^                                     19,310           774,331
                                                                    ------------
                                                                       2,676,230
                                                                    ------------
Health Care--18.83%
  AdvancePCS *                                          10,060           639,816
  Alkermes Inc *^                                       23,160           808,979
  Amerisource Health Corp *^                            16,740           925,722
  Aviron *^                                             11,440           657,686
  Caremark RX Inc *^                                    51,510           847,340
  Cima Labs Inc *^                                       9,210           699,039
  Community Health Systems Inc *                        14,170           418,015
  Cooper Companies Inc                                  17,540           901,556
  CV Therapeutics Inc *^                                 9,490           538,083
  First Health Group Corp *                             33,360           892,714
  Fisher Scientific International Inc *                 33,600           974,400
  Henry Schein Inc *                                    37,490         1,387,505
  Inhale Therapeutic Systems Inc *^                     34,460           835,655
  Manor Care Inc *                                      29,520           937,260
  Medicis Pharmaceutical Corp *                         23,200         1,229,600
  NPS Pharmaceuticals Inc *                             15,760           615,113
  Patterson Dental Co *                                 31,740         1,095,030
  Pharmaceutical Resources Inc *                        19,060           586,085
  Province Healthcare Co *^                             19,080           672,952
  Scios Inc *^                                          31,760           712,694
  Taro Pharmaceuticals Industries *^                     9,430           848,700
  Triad Hospitals Inc *                                 27,380           806,889
                                                                    ------------
                                                                      18,030,833
                                                                    ------------

================================================================================

         See notes to financial statements and notes to schedules of investments


                                                       43 www.PreferredGroup.com

Schedules of Investments

Preferred Small Cap Growth Fund Cont.
================================================================================
COMMON STOCK                                            SHARES           VALUE
================================================================================

Housing & Real Estate--1.10%
  Cousins Properties Inc                                20,950        $  562,508
  IndyMac Bancorp Inc *                                 18,210           488,028
                                                                    ------------
                                                                       1,050,536
                                                                    ------------
Insurance--0.48%
  HCC Insurance Holdings Inc                            18,820           461,090

Leisure Time Industries--1.94%
  Anchor Gaming *                                        7,890           465,905
  Six Flags Inc *                                       30,520           642,141
  Station Casinos Inc *^                                46,720           747,520
  WMS Industries Inc *                                      50             1,609
                                                                    ------------
                                                                       1,857,175
                                                                    ------------
Manufacturing--8.20%
  Advanced Energy Industries Inc *^                     15,840           654,192
  Asyst Technologies Inc *^                             27,590           401,159
  ATMI Inc *                                            17,240           496,167
  C&D Technologies *                                    11,990           371,690
  Coach Inc *                                           14,230           541,452
  Dal-Tile International Inc *                          33,480           621,054
  Drip-Quip Inc *^                                      11,250           242,213
  FEI Co *                                              18,230           713,340
  FMC Technologies Inc *^                               21,330           440,465
  Global Power Equipment Group Inc *^                    9,210           269,853
  Maverick Tube Corp *                                  28,270           479,177
  Mettler Toledo International Inc *                    26,780         1,158,235
  Plantronics Inc *                                     22,300           516,245
  Valspar Corp ^                                        12,840           455,820
  Varian Inc *                                          15,320           494,683
                                                                    ------------
                                                                       7,855,745
                                                                    ------------
Office Equipment & Computers--2.15%
  Cirrus Logic Inc *                                    17,040           434,179
  Integrated Circuit Systems Inc *                      36,390           698,688
  Riverstone Networks Inc *^                            47,890           930,024
                                                                    ------------
                                                                       2,062,891
                                                                    ------------
Publishing & Broadcasting--1.40%
  Mediacom Communications Corp *^                       35,820           637,596
  Radio One Inc *^                                      32,820           707,271
                                                                    ------------
                                                                       1,344,867
                                                                    ------------
Service Industries--13.43%
  Adminstaff Inc *                                      16,580           431,080
  Apollo Group Inc *^                                    9,810           470,390
  CAL Dive International Inc *                          29,970           721,977
  ChipPAC Inc *^                                       102,080         1,022,842
  Corporate Executive Board Co *^                       17,510           732,794
  DiamondCluster International Inc *^                   41,900           484,364
  DoubleClick Inc *^                                    35,850           492,938
  Education Management Corp *                           17,000           696,150
  Expeditors International
    Washington Inc *                                     7,300           444,643
  Exult Inc *                                           24,810           410,357
  Getty Images Inc *^                                   32,480           852,925
  Intranet Solutions Inc *^                             20,050           733,830
  Invitrogen Corp *^                                    12,830           897,715
  Manhattan Associates Inc *^                            8,900           356,445

Service Industries  (continued)
  StorageNetworks Inc *^                                41,680           709,810
  Tech Data Corp *^                                     13,560           473,515
  Tetra Tech Inc *^                                     29,400           786,450
  Unilab Corp *                                         25,490           649,740
  Vastera Inc *                                         54,910           774,231
  Waste Connections Inc *^                              21,370           705,210
                                                                    ------------
                                                                      12,847,406
                                                                    ------------
Telecommunications--4.29%
  Alamosa Holdings Inc *^                               23,680           360,410
  Digital Lightwave Inc *^                              12,710           449,807
  Exfo Electro Optical Engineering Inc *^               13,930           237,507
  Finisar Corp *^                                       46,020           858,503
  Illuminet Holdings Inc *                              16,910           506,624
  Leap Wireless International Inc *^                    18,380           555,260
  Tollgrade Communications Inc *^                       25,440           734,198
  Utstarcom Inc *^                                      16,250           393,250
                                                                    ------------
                                                                       4,095,559
                                                                    ------------
Transportation--1.23%
  Manugistics Group Inc *^                              27,870           729,915
  Swift Transportation Co Inc *                         23,220           444,431
                                                                    ------------
                                                                       1,174,346
                                                                    ------------
Utilities & Power--1.91%
  Active Power Inc *                                    49,390           797,155
  Chesapeake Energy Corp *                              83,330           566,644
  FuelCell Energy Inc *^                                 8,800           209,880
  Proton Energy Systems Inc *^                          23,430           256,546
                                                                    ------------
                                                                       1,830,225
                                                                    ------------
Total Common Stock
  (Cost $87,600,533)                                                  93,801,497
                                                                    ============

================================================================================
SHORT TERM
INVESTMENTS--26.22%                                     SHARES         VALUE
================================================================================
Short Term Investment Fund--2.38%
  State Street Global Advisors
    Money Market Fund
  3.67% yield as of June 30, 2001                      2,281,606      2,281,606
                                                                  --------------
Short Term Investment Trust--23.84%
  Securities Lending Quality Trust
  4.24% yield as of June 30, 2001                     22,828,902     22,828,902
                                                                  --------------

Total Short Term Investments
  (Cost $25,110,508)                                                 25,110,508
                                                                  ==============

Total Investments--124.18%
  (Cost $112,711,041)                                               118,912,005
                                                                  ==============

Other Assets and Liabilities---24.18%                               (23,151,102)
                                                                  ==============

Total Net Assets--100%                                            $  95,760,903
                                                                  ==============

================================================================================

See notes to financial statements and notes to schedules of investments


44 SCHEDULES OF INVESTMENTS

------------------------------------
Preferred Mid Cap Growth Fund       \
================================================================================
COMMON STOCK--95.10%                                    SHARES          VALUE
================================================================================

Chemicals--1.33%
  Air Products & Chemical Inc *                          4,460        $  204,045
  Cabot Microelectronics Corp *                          3,880           242,306
                                                                      ----------
                                                                         446,351
                                                                      ----------
Computer Software--10.40%
  Electronic Arts Inc *                                  7,120           408,688
  Interwoven Inc *^                                      9,360           169,416
  Mercury Interactive Corp *                             3,200           191,680
  Micromuse Inc *                                       11,210           313,880
  Netegrity Inc *                                        8,480           270,512
  Openwave Systems Inc *                                 8,930           290,225
  Peregrine Systems Inc *^                              14,450           443,904
  Quest Software Inc *^                                  7,290           277,676
  Rational Software Corp *^                             12,880           364,762
  SmartForce Plc ADR *^                                  7,650           270,887
  THQ Inc *                                              3,990           243,191
  Vignette Corp *                                       27,700           243,483
                                                                      ----------
                                                                       3,488,304
                                                                      ----------
Consumer Products--0.58%
  Pepsi Bottling Group Inc                               4,820           193,282

Discount & Fashion Retailing--4.37%
  Abercrombie & Fitch Co *                               4,590           204,255
  Barnes & Noble Inc *^                                  7,050           277,418
  Bed Bath & Beyond Inc *                                9,580           292,094
  Best Buy Co Inc *                                      3,820           242,646
  CDW Computer Centers Inc *^                            6,070           241,222
  Tiffany & Co *                                         5,730           207,541
                                                                      ----------
                                                                       1,465,176
                                                                      ----------
Electrical & Electronics--14.99%
  Advanced Micro Devices Inc *                          15,660           452,261
  Agere Systems Inc *                                   19,970           149,775
  Applied Micro Circuits Corp *^                        21,190           376,123
  Broadcom Corp *^                                       4,530           194,971
  Integrated Device Technology Inc *                     6,820           205,623
  Intersil Corp *                                        2,930            97,099
  Jabil Circuit Inc *^                                  10,660           328,968
  KLA Tencor Corp *                                      7,610           446,365
  LSI Logic Corp *                                      14,300           268,840
  Lattice Semiconductor Corp *^                          5,890           145,542
  Marvell Technology Group Ltd *                         4,330           116,910
  Millipore Corp *                                       3,530           218,789
  Nvidia Corp *^                                         2,850           262,699
  Polycom Inc *^                                        10,680           238,591
  QLogic Corp *^                                         6,110           394,095
  SPX Corp *^                                            3,430           429,367
  Sanmina Corp *^                                       21,020           506,582
  Semtech Corp *                                         6,050           193,298
                                                                      ----------
                                                                       5,025,898
                                                                      ----------
Finance-Other--2.42%
  Instinet Group Inc *                                   9,130           167,536
  Providian Financial Corp                               8,640           511,488
  TCF Financial Corp *                                   2,870           132,910
                                                                      ----------
                                                                         811,934
                                                                      ----------

================================================================================
COMMON STOCK                                            SHARES          VALUE
================================================================================

Food--1.92%
  General Mills Inc                                     10,890        $  476,764
  Tricon Global Restaurants Inc *                        3,830           168,137
                                                                      ----------
                                                                         644,901
                                                                      ----------
Fuel--1.87%
  Kerr McGee Corp *                                      3,620           239,897
  Noble Affiliates Inc                                   4,240           149,884
  Ocean Energy Inc *                                    13,660           238,367
                                                                      ----------
                                                                         628,148
                                                                      ----------
Health Care--16.08%
  Allergan Inc                                           2,720           232,560
  Amerisource Health Corp *^                             6,960           384,888
  Andrx Group *                                          3,620           274,649
  Biomet Inc *                                           5,720           274,846
  Cephalon Inc *^                                        3,520           251,680
  Forest Labs Inc *                                      3,340           237,140
  Genzyme Corp *^                                        6,940           407,239
  Healthsouth Corp *                                    12,970           207,131
  Henry Schein Inc *                                     6,800           251,668
  IDEC Pharmaceuticals Corp *^                           4,830           313,660
  IMS Health Inc                                        18,150           517,275
  Inhale Therapeutic Systems Inc *^                      4,390           106,458
  King Pharmaceuticals Inc *                            11,040           593,400
  St Jude Medical Inc *                                  4,820           289,200
  Triad Hospitals Inc *                                  2,780            81,906
  Universal Health Services *                            6,460           293,930
  Varian Medical Systems Inc *                           2,800           200,200
  Watson Pharmaceuticals Inc *^                          7,660           472,162
                                                                      ----------
                                                                       5,389,992
                                                                      ----------
Insurance--1.47%
  Nationwide Financial Services *                        3,090           134,879
  Phoenix Companies Inc *^                               8,870           164,982
  Willis Group Holdings Ltd *                           10,800           191,700
                                                                      ----------
                                                                         491,561
                                                                      ----------
Leisure Time Industries--1.97%
  International Game Technology *^                       3,950           247,863
  Mattel Inc                                            10,900           206,228
  Starwood Hotels & Resorts
    Worldwide Inc *                                      5,530           206,158
                                                                      ----------
                                                                         660,249
                                                                      ----------
Manufacturing--4.76%
  Coach Inc *                                            3,340           127,087
  Cooper Cameron Corp *^                                 7,040           392,832
  Ctytc Corp *                                           8,430           193,890
  Dentsply International Inc *                           4,930           219,138
  Lam Research Corp *                                   14,500           433,260
  Waters Corp *                                          8,280           228,611
                                                                      ----------
                                                                       1,594,818
                                                                      ----------
Metals & Mining--0.53%
  Alcan Aluminum Inc *                                   4,260           179,005

================================================================================

         See notes to financial statements and notes to schedules of investments


                                                       45 www.PreferredGroup.com

Schedules of Investments

Preferred Mid Cap Growth Fund Cont.

================================================================================
COMMON STOCK                                           SHARES           VALUE
================================================================================

Office Equipment & Computers--4.11%
  Apple Computer *                                      10,240        $  247,501
  Brocade Communications System *                       11,570           500,981
  McData Corporation *^                                  5,740           129,724
  Novellus Systems Inc *^                                8,990           501,013
                                                                    ------------
                                                                       1,379,219
                                                                    ------------
Publishing & Broadcasting--1.14%
  Mediacom Communications Corp *                        10,500           186,900
  Westwood One Inc *^                                    5,320           196,042
                                                                    ------------
                                                                         382,942
                                                                    ------------
Service Industries--16.99%
  Apollo Group Inc *^                                    7,680           321,024
  Cendant Corp *^                                       11,200           218,400
  DST Systems Inc *                                      3,580           188,666
  DoubleClick Inc *^                                    21,820           300,025
  Express Scripts Inc *^                                 3,160           171,651
  Extreme Networks *^                                    9,520           269,416
  Fiserv Inc *                                           5,730           355,260
  Getty Images Inc *                                    14,160           371,842
  Homestore.com Inc *^                                   3,680           127,622
  I2 Technologies Inc *^                                12,140           238,551
  Internet Security Systems *                            1,590            78,975
  Invirogen Corp *                                       5,630           393,931
  Laboratory Corp of America Holdings *                  4,100           315,290
  Lamar Advertising Co *                                 5,100           235,518
  Macrovision Corp *                                     5,480           372,092
  Neuberger Berman Inc *                                 2,390           162,520
  SEI Investments                                        4,760           225,434
  StorageNetworks Inc *^                                25,440           433,243
  TMP Worldwide Inc *                                    7,820           459,816
  Tetra Tech Inc *^                                      4,480           119,840
  VeriSign Inc *^                                        5,730           333,429
                                                                    ------------
                                                                       5,692,545
                                                                    ------------
Telecommunications--8.45%
  Broadwing Inc *                                        9,090           222,251
  Finisar Corp *^                                       21,850           407,612
  McLeodUSA Inc *^                                      43,540           190,705
  Oni Systems Corp *^                                   10,810           291,221
  PMC - Sierra Inc *                                     7,840           244,608
  Sonus Networks Inc *^                                 21,580           487,708
  Tellium Inc *^                                        13,470           230,606
  Time Warner Telecom Inc *^                             3,660           122,793
  Univision Communications Inc *                         9,410           402,560
  Utstarcom Inc *^                                       9,700           234,740
                                                                    ------------
                                                                       2,834,804
                                                                    ------------
Utilities & Power--1.72%
  Aquila Inc *^                                          5,550           136,808
  Capstone Turbine Corporation *^                        8,600           191,608
  Orion Power Holdings Inc *^                            5,670           135,003
  Reliant Resources Inc *                                4,620           114,110
                                                                    ------------
                                                                         577,529
                                                                    ------------
Total Common Stock
  (Cost $28,621,790)                                                  31,886,658
                                                                    ============

================================================================================
SHORT TERM
INVESTMENTS--29.47%                                 PAR/SHARES        VALUE
================================================================================

Repurchase Agreements--0.20%
  State Street Repo 2.75% July 2, 2001
  (Dated June 29, 2001, due July 2, 2001,
  collateralized by $60,000
  U.S. Treasury Note 10.75%
  February 15, 2003,
  Market Value $68,434
  Repurchase Proceeds $66,015)                      $     66,000   $     66,000
                                                                   ------------

Short Term Investment Fund--4.84%
  State Street Global Advisors
    Money Market Fund
  3.67% yield as of June 30, 2001                      1,624,272      1,624,272
                                                                   ------------

Short Term Investment Trust--24.43%
  Securities Lending Quality Trust
  4.24% yield as of June 30, 2001                      8,189,337      8,189,337
                                                                   ------------

Total Short Term Investments
  (Cost $9,879,609)                                                   9,879,609
                                                                   ============

Total Investments--124.57%
  (Cost $38,501,399)                                                 41,766,267
                                                                   ============

Other Assets and Liabilities---24.57%                                (8,237,878)
                                                                   ============

Total Net Assets--100%                                             $ 33,528,389
                                                                   ============

================================================================================

See notes to financial statements and notes to schedules of investments


46 SCHEDULES OF INVESTMENTS

---------------------------------------
Preferred Large Cap Growth Fund        \
================================================================================
COMMON STOCK--98.64%                                   SHARES           VALUE
================================================================================

Aerospace--0.70%
  Northrop Grumman Corp                                 51,400       $ 4,117,140

Banks--1.83%
  Bank One Corp                                        186,500         6,676,700
  JP Morgan Chase & Co                                  91,200         4,067,520
                                                                     -----------
                                                                      10,744,220
                                                                     -----------
Computer Software--5.86%
  Microsoft Corp *                                     344,600        24,828,430
  Oracle Corp *                                        274,300         5,368,051
  Veritas Software Corp *                               62,700         4,259,211
                                                                     -----------
                                                                      34,455,692
                                                                     -----------
Conglomerates--2.31%
  Household International Inc                          113,400         7,563,780
  Nasdaq 100 - Index Tracking Stock *                  132,000         6,032,400
                                                                     -----------
                                                                      13,596,180
                                                                     -----------
Consumer Products--3.00%
  Harley Davidson Inc                                   72,700         3,422,716
  Pepsico Inc                                          320,900        14,183,780
                                                                     -----------
                                                                      17,606,496
                                                                     -----------
Discount & Fashion
Retailing--11.34%
  BJ's Wholesale Club Inc *                             25,700         1,368,782
  Home Depot Inc                                       421,797        19,634,650
  Kohls Corp *                                         290,600        18,229,338
  Target Corp                                          240,100         8,307,460
  Tiffany & Co                                         276,400        10,011,208
  Wal-Mart Stores                                      185,800         9,067,040
                                                                     -----------
                                                                      66,618,478
                                                                     -----------
Electrical & Electronics--8.79%
  ASM Lithography Holding NV *^                        205,000         4,622,750
  General Electric Co                                  492,800        24,024,000
  Intel Corp                                           190,200         5,799,198
  KLA Tencor Corp *                                     37,700         2,211,294
  STMicroelectronics NV ^                               52,100         1,771,400
  Texas Instruments Inc                                420,500        13,245,750
                                                                     -----------
                                                                      51,674,392
                                                                     -----------
Finance-Other--10.79%
  American Express Co                                  238,000         9,234,400
  Citigroup Inc                                        516,766        27,305,915
  Goldman Sachs Group Inc                               78,000         6,692,400
  Merrill Lynch & Co Inc                               194,200        11,506,350
  Morgan Stanley Dean Witter & Co                      134,440         8,635,081
                                                                     -----------
                                                                      63,374,146
                                                                     -----------

================================================================================
COMMON STOCK                                           SHARES           VALUE
================================================================================

Fuel--4.31%
  Halliburton Co                                       345,700       $12,306,920
  Schlumberger Ltd                                     246,800        12,994,020
                                                                     -----------
                                                                      25,300,940
                                                                     -----------
Health Care--15.28%
  Abbott Labs                                          205,200         9,851,652
  American Home Products Corp                          317,800        18,572,232
  Amgen Inc *                                          252,500        15,662,575
  Baxter International Inc                              91,500         4,483,500
  Genentech Inc *                                      174,200         9,598,420
  Johnson & Johnson                                    137,400         6,870,000
  Pfizer Inc                                           343,975        13,776,199
  Pharmacia Corp                                       240,097        11,032,457
                                                                     -----------
                                                                      89,847,035
                                                                     -----------
Insurance--3.88%
  American International Group Inc                     188,725        16,230,350
  Hartford Financial Services Group                     96,300         6,586,920
                                                                     -----------
                                                                      22,817,270
                                                                     -----------
Leisure Time Industries--1.55%
  Marriott International Inc Class A                    90,000         4,260,600
  Starwood Hotels & Resorts
    Worldwide Inc                                      130,000         4,846,400
                                                                     -----------
                                                                       9,107,000
                                                                     -----------
Manufacturing--3.11%
  Applied Materials Inc *                               45,500         2,338,700
  Minnesota Mining &
    Manufacturing Co                                    65,100         7,427,910
  Tyco International Ltd                               155,700         8,485,650
                                                                     -----------
                                                                      18,252,260
                                                                     -----------
Office Equipment
& Computers--8.34%
  Cisco Systems Inc *                                  518,100        10,019,536
  Dell Computer Corp *                                 369,200         9,972,092
  EMC Corp *                                           153,900         4,470,795
  International Business Machines                      120,600        13,627,800
  Novellus Systems Inc *                                57,500         3,204,475
  Sun Microsystems Inc *                               474,700         7,680,646
                                                                     -----------
                                                                      48,975,344
                                                                     -----------
Publishing & Broadcasting--6.74%
  AOL Time Warner Inc *                                267,350        14,169,550
  Knight Ridder Inc ^                                   32,300         1,915,390
  New York Times Co Class A                             65,300         2,742,600
  Pearson Plc ADR ^                                    119,300         2,031,679
  Tribune Co                                             7,200           288,072
  Viacom Inc *                                         356,577        18,452,860
                                                                     -----------
                                                                      39,600,151
                                                                     -----------

================================================================================

         See notes to financial statements and notes to schedules of investments


                                                       47 www.PreferredGroup.com

Schedules of Investments

Preferred Large Cap Growth Fund Cont.

================================================================================
COMMON STOCK                                           SHARES          VALUE
================================================================================

Service Industries--2.65%
  Concord EFS Inc *                                     74,500      $  4,138,475
  eBay Inc *                                            51,400         3,487,490
  Omnicom Group Inc                                     92,100         7,920,600
                                                                    ------------
                                                                      15,546,565
                                                                    ------------
Telecommunications - 8.16%
  AT&T Corp *                                          847,800        14,828,022
  NTL Inc *                                             81,900           986,895
  Nokia Corp ADR                                       498,100        10,978,124
  Qwest Communications
     International Inc                                 186,500         5,943,755
  Univision Communications Inc *^                      165,000         7,058,700
  Vodafone Group Plc ADR ^                             363,914         8,133,478
                                                                    ------------
                                                                      47,928,974
                                                                    ------------
Total Common Stock
  (Cost $572,780,749)                                                579,562,283
                                                                    ============

================================================================================
SHORT TERM
INVESTMENTS--4.70%                               PAR/SHARES           VALUE
================================================================================

Finance-Other--1.46%
  American Express Corp                         $  8,578,000      $   8,578,000
   4.09% July 2, 2001 @                                           -------------

Short Term Investment Trust--3.24%
  Securities Lending Quality Trust
  4.24% yield as of June 30, 2001                 19,058,389         19,058,389
                                                                  -------------
Total Short Term Investments
  (Cost $27,636,389)                                                 27,636,389
                                                                  =============
Total Investments--103.34%
  (Cost $600,417,138)                                               607,198,672
                                                                  =============

Other Assets and Liabilities--- 3.34%                               (19,633,660)
                                                                  =============

Total Net Assets--100%                                            $ 587,565,012
                                                                  =============

================================================================================

-----------------------------------------
Preferred Large Cap Value Fund           \
================================================================================
COMMON STOCK--93.80%                                   SHARES          VALUE
================================================================================

Aerospace--3.10%
  Boeing Co                                            225,000       $12,510,000

Banks--9.44%
  FleetBoston Financial Corp                           325,000        12,821,250
  JP Morgan Chase & Co                                 150,000         6,690,000
  Wells Fargo & Co                                     400,000        18,572,000
                                                                     -----------
                                                                      38,083,250
                                                                     -----------
Computer Software--2.23%
  Computer Associates International Inc                130,000         4,680,000
  Microsoft Corp *                                      60,000         4,323,000
                                                                     -----------
                                                                       9,003,000
                                                                     -----------
Consumer Products--4.30%
  Avon Products Inc ^                                  250,000        11,570,000
  Gillette Co                                          200,000         5,798,000
                                                                     -----------
                                                                      17,368,000
                                                                     -----------
Discount & Fashion Retailing--1.19%
  May Department Stores Co                             140,000         4,796,400

Electrical & Electronics--2.78%
  Emerson Electric Co                                   50,000         3,025,000
  Intel Corp                                           160,000         4,878,400
  Motorola Inc                                         200,000         3,312,000
                                                                     -----------
                                                                      11,215,400
                                                                     -----------

================================================================================
COMMON STOCK                                            SHARES         VALUE
================================================================================

Finance-Other--19.60%
  Citigroup Inc                                        400,000       $21,136,000
  Countrywide Credit Industry Inc                      250,000        11,470,000
  Federal Home Loan Mortgage Corp                      400,000        28,000,000
  Morgan Stanley Dean Witter & Co                       70,000         4,496,100
  XL Capital Ltd Class A                               170,000        13,957,000
                                                                     -----------
                                                                      79,059,100
                                                                     -----------
Food--3.41%
  Kroger Co *                                          550,000        13,750,000

Fuel--2.47%
  Chevron Corp ^                                       110,000         9,955,000

Health Care--4.83%
  Bristol Myers Squibb Co                               75,000         3,922,500
  Merck & Co Inc                                        50,000         3,234,145
  Pharmacia Corp                                       130,000         5,973,500
  Schering Plough Corp                                 175,000         6,342,000
                                                                     -----------
                                                                      19,472,145
                                                                     -----------
Insurance--4.48%
  Ace Ltd                                              100,000         3,909,000
  Aflac Inc                                            450,000        14,170,500
                                                                     -----------
                                                                      18,079,500
                                                                     -----------

================================================================================

See notes to financial statements and notes to schedules of investments


48 SCHEDULES OF INVESTMENTS

Preferred Large Cap Value Fund Cont.

================================================================================
COMMON STOCK                                           SHARES          VALUE
================================================================================

Leisure Time Industries--4.25%
  Carnival Corp                                       250,000      $   7,675,000
  McDonalds Corp                                      350,000          9,471,000
                                                                   -------------
                                                                      17,146,000
                                                                   -------------
Manufacturing--5.34%
  Caterpillar Inc                                     150,000          7,507,500
  Dover Corp                                          100,000          3,765,000
  Minnesota Mining &
    Manufacturing Co                                   90,000         10,269,000
                                                                   -------------
                                                                      21,541,500
                                                                   -------------
Metals & Mining--1.95%
  Alcoa Inc                                           200,000          7,880,000

Office Equipment &
Computers--2.11%
  Compaq Computer Corp                                200,000          3,098,000
  Dell Computer Corp *                                200,000          5,402,000
                                                                   -------------
                                                                       8,500,000
                                                                   -------------
Publishing & Broadcasting--4.11%
  Clear Channel Communications *                      130,000          8,151,000
  News Corp Ltd ADR PFD ^                             260,000          8,424,000
                                                                   -------------
                                                                      16,575,000
                                                                   -------------
Service Industries--4.72%
  Arrow Electronics Inc                               200,000          4,858,000
  Sabre Holdings Corp                                 130,000          6,500,000
  Waste Management Inc                                250,000          7,705,000
                                                                   -------------
                                                                      19,063,000
                                                                   -------------
Telecommunications--8.28%
  SBC Communications Inc                              200,000          8,012,000
  Sprint Corp                                         500,000         10,680,000
  Verizon Communications                              100,000          5,350,000
  Worldcom Inc ***                                    600,000          8,970,000
  Worldcom Inc, New ***                                24,000            403,200
                                                                   -------------
                                                                      33,415,200
                                                                   -------------
Transportation--5.21%
  AMR Corp                                            200,000          7,226,000
  Burlington Northern Santa Fe                        200,000          6,034,000
  Canadian Pacific Ltd                                200,000          7,750,000
                                                                   -------------
                                                                      21,010,000
                                                                   -------------
Total Common Stock & Equivalents
  (Cost $250,632,373)                                                378,422,495
                                                                   =============

================================================================================
SHORT TERM
INVESTMENTS--13.80%                                 PAR/SHARES        VALUE
================================================================================

Commercial Paper--5.32%
  American Express Credit Corp
    3.75% July 10, 2001 @                          $ 5,000,000    $   4,995,313
    3.75% July 12, 2001 @                            6,500,000        6,492,552
  Household Finance Corp
    3.88% July 3, 2001 @                             5,000,000        4,998,922
    3.88% July 5, 2001 @                             5,000,000        4,997,844
                                                                  -------------
                                                                     21,484,631
                                                                  -------------
Short Term Investment Fund--1.41%
  State Street Global Advisors
    Money Market Fund
  3.67% yield as of June 30, 2001                    5,669,939        5,669,939
                                                                  -------------

Short Term Investment Trust--7.07%
  Securities Lending Quality Trust
  4.24% yield as of June 30, 2001                   28,526,309       28,526,309
                                                                  -------------

Total Short Term Investments
  (Cost $55,680,879)                                                 55,680,879
                                                                  =============

Total Investments--107.60%
  (Cost $306,313,252)                                               434,103,374
                                                                  =============

Other Assets and Liabilities---7.60%                                (30,644,550)
                                                                  =============

Total Net Assets--100%                                            $ 403,458,824
                                                                  =============

================================================================================

         See notes to financial statements and notes to schedules of investments


                                                       49 www.PreferredGroup.com

Schedules of Investments

-------------------------------------
Preferred Asset Allocation Fund      \
================================================================================
COMMON STOCK--55.78%                                     SHARES         VALUE
================================================================================

Aerospace--0.64%
  Boeing Co                                               6,712       $  373,187
  General Dynamics Corp                                   1,530          119,049
  Lockheed Martin Corp                                    4,438          164,428
  Northrop Grumman Corp                                     300           24,030
  Raytheon Co                                             3,200           84,960
  United Technologies Corp                                3,490          255,677
                                                                      ----------
                                                                       1,021,331
                                                                      ----------
Automotive--0.54%
  Cooper Tire & Rubber Co                                   300            4,260
  Cummins Engine Inc ^                                      200            7,740
  Dana Corp ^                                             1,518           35,430
  Delphi Automotive Systems Corp                          6,007           95,692
  Eaton Corp                                                300           21,030
  Ford Motor Co                                          16,347          401,319
  General Motors Corp                                     3,850          247,748
  Goodyear Tire and Rubber ^                                600           16,800
  Navistar International Corp Inc *                         210            5,907
  Paccar Inc                                                260           13,299
  Visteon Corp                                              558           10,256
                                                                      ----------
                                                                         859,481
                                                                      ----------
Banks--3.56%
  Amsouth Bancorporation                                  3,950           73,036
  BB&T Corp                                               4,300          157,810
  Bank New York Inc                                       6,500          312,000
  Bank of America Corp                                   12,452          747,494
  Bank One Corp                                          10,288          368,310
  Charter One Financial Inc                                 830           26,477
  Comerica Inc                                            1,850          106,560
  Fifth Third Bancorp                                     5,183          312,794
  First Union Corp ^                                      9,048          316,137
  FleetBoston Financial Corp                              9,619          379,470
  JP Morgan Chase & Co                                   15,497          691,166
  Keycorp                                                 4,100          106,805
  MBNA Corp                                               7,702          253,781
  National City Corp                                      6,500          200,070
  PNC Financial Services Group Inc                        1,100           72,369
  Regions Financial Corp ^                                  900           28,341
  Southtrust Corp                                         1,400           36,246
  State Street Corporation                                1,960           97,000
  Suntrust Banks Inc                                      2,490          161,302
  U.S.  Bancorp                                          16,853          384,080
  Union Planters Corp                                     1,700           74,120
  Wachovia Corp                                             800           56,920
  Wells Fargo & Co                                       14,290          663,485
  Zions Bancorp                                             400           23,260
                                                                      ----------
                                                                       5,649,033
                                                                      ----------
Chemicals--0.69%
  Air Products & Chemical Inc                             2,160           98,820
  Dow Chemical Co                                         8,288          275,576
  Du Pont E I de Nemours & Co                             9,314          449,307
  Eastman Chemical Co                                       975           46,439
  Engelhard Corp                                            525           13,540
  Freeport McMoRan Copper
    & Gold Class B *^                                     2,300           25,415
  Goodrich Corp                                             400           15,192
  Great Lakes Chemical Corp ^                               200            6,170

================================================================================
COMMON STOCK                                             SHARES         VALUE
================================================================================

Chemicals (continued)
  Hercules Inc                                              420       $    4,746
  International Flavors & Fragrances                        440           11,057
  Praxair Inc                                             1,630           76,610
  Rohm & Haas Co                                          2,216           72,906
                                                                      ----------
                                                                       1,095,778
                                                                      ----------
Computer Software--3.77%
  Adobe Systems Inc                                       2,300          108,284
  Autodesk Inc ^                                            200            7,440
  Automatic Data Processing Inc                           5,380          267,386
  BMC Software Inc *                                      2,300           51,842
  Broadvision Inc *^                                      3,000           15,360
  Citrix Systems Inc *                                    1,800           62,550
  Computer Associates International Inc                   5,368          193,248
  Computer Sciences Corp *                                  700           24,220
  Compuware Corp *                                        3,800           52,136
  Comverse Technology Inc *^                              1,330           76,542
  Electronic Data Systems Corp                            3,730          233,125
  First Data Corp                                         3,600          231,300
  Intuit Inc *                                              800           31,112
  Mercury Interactive Corp *                                300           18,540
  Microsoft Corp *                                       42,830        3,085,902
  Novell Inc *                                            4,000           20,760
  Oracle Corp *                                          47,708          933,646
  Parametric Technology Corp *                            2,800           36,120
  Peoplesoft Inc *                                        3,050          147,315
  Siebel Systems Inc *                                    3,640          172,208
  Veritas Software Corp *                                 3,150          213,980
                                                                      ----------
                                                                       5,983,016
                                                                      ----------
Conglomerates--0.49%
  Cintas Corp ^                                           1,800           84,492
  Harcourt General Inc                                      300           17,451
  Honeywell International Inc                             6,416          224,496
  Household International Inc                             4,213          281,007
  Pall Corp                                                 533           12,541
  Perkinelmer Inc                                           400           11,012
  Pinnacle West Capital Corp                                300           14,220
  Rockwell International Corp                             2,000           76,240
  TRW Inc                                                 1,400           57,400
                                                                      ----------
                                                                         778,859
                                                                      ----------
Consumer Products--3.23%
  Alberto Culver Co Class B ^                               200            8,408
  Anheuser Busch Cos Inc                                  7,660          315,592
  Avon Products Inc                                         900           41,652
  Brown Forman Corp Class B                                 300           19,182
  Circuit City Stores Inc                                   800           14,400
  Clorox Co                                                 900           30,465
  Coca Cola Co                                           20,310          913,950
  Coca Cola Enterprises Inc                               1,700           27,795
  Colgate Palmolive Co                                    4,940          291,411
  Coors Adolph Co Class B ^                                 100            5,018
  Ecolab Inc                                                500           20,485
  Fortune Brands Inc                                        600           23,016
  Gillette Co                                             9,240          267,868
  Harley Davidson Inc ^                                   3,000          141,240
  Liz Claiborne Inc                                         200           10,090
  Masco Corp                                              4,340          108,326

================================================================================

See notes to financial statements and notes to schedules of investments


50 SCHEDULES OF INVESTMENTS

Preferred Asset Allocation Fund Cont.

================================================================================
COMMON STOCK                                             SHARES          VALUE
================================================================================

Consumer Products (continued)
  Maytag Corp                                               300       $    8,778
  Newell Rubbermaid Inc ^                                 2,505           62,876
  Nike Inc Class B                                        2,880          120,931
  Pepsi Bottling Group Inc                                  600           24,060
  Pepsico Inc                                            12,480          551,616
  Phillip Morris Cos Inc ^                               18,020          914,515
  Proctor & Gamble Co                                    10,220          652,036
  Radioshack Corp                                         1,700           51,850
  Reebok International Ltd *^                               220            7,029
  Starbucks Corp *                                        1,500           32,985
  Tupperware Corp                                           200            4,686
  UST Inc ^                                               1,860           53,680
  Unilever NV ^                                           5,070          302,020
  V F Corp                                                1,360           49,477
  Whirlpool Corp                                            930           58,125
                                                                      ----------
                                                                       5,133,562
                                                                      ----------
Containers & Packing--0.05%
  Ball Corp                                                 100            4,756
  Bemis Inc                                                 200            8,034
  Pactiv Corp *                                             600            8,040
  Sealed Air Corp *^                                        360           13,410
  Temple Inland Inc                                         900           47,961
                                                                      ----------
                                                                          82,201
                                                                      ----------
Discount & Fashion Retailing--2.86%
  Autozone Inc *^                                           400           15,000
  Bed Bath & Beyond Inc *                                 1,100           33,539
  Best Buy Co Inc *                                       1,690          107,349
  Big Lots Inc *                                          2,200           30,096
  Costco Wholesale Corp *                                 4,090          171,535
  Dillards Inc Class A                                      310            4,734
  Dollar General Corp                                     3,302           64,389
  Federated Department Stores Inc *                       2,100           89,250
  Gap Inc                                                 7,934          230,086
  Home Depot Inc                                         18,604          866,016
  JC Penney Inc ^                                         2,100           55,356
  K Mart Corp *                                           1,900           21,793
  Kohls Corp *                                            2,620          164,353
  Limited Inc                                             3,956           65,353
  Lowe's Companies Inc ^                                  3,050          221,278
  May Department Stores Co                                3,515          120,424
  Nordstrom Inc ^                                           520            9,646
  Sears Roebuck & Co                                      3,700          156,547
  TJX Cos Inc                                             1,100           35,057
  Target Corp                                             8,160          282,336
  Tiffany & Co                                              600           21,732
  Toys R Us Inc *                                         1,970           48,758
  Wal-Mart Stores                                        35,470        1,730,936
                                                                      ----------
                                                                       4,545,563
                                                                      ----------
Electrical & Electronics--5.36%
  Advanced Micro Devices Inc *^                           1,400           40,432
  Agilent Technologies *                                  3,893          126,523
  Altera Corp *                                           3,900          115,518
  Ameren Corp                                             1,350           57,645
  Analog Devices Inc *                                    3,350          144,888
  Applied Micro Circuits Corp *                           3,000           53,250
  Broadcom Corp *^                                        2,010           86,510
  Calpine Corp *                                          2,600           98,280
  Conexant Systems Inc *                                  2,500           22,200
  Consolidated Edison Inc ^                               2,010           79,998
  Cooper Industries Inc                                     400           15,836
  Emerson Electric Co                                     3,330          201,465
  General Electric Co                                    79,140        3,858,075
  Intel Corp                                             54,670        1,666,888
  Jabil Circuit Inc *                                       800           24,688
  Johnson Controls Inc                                      300           21,741
  KLA Tencor Corp *                                         700           41,059
  LSI Logic Corp *                                        1,400           26,320
  Linear Technology Corp                                  3,150          146,885
  Maxim Integrated Products Inc *                         3,150          148,271
  Micron Technology Inc *                                 4,910          201,801
  Millipore corp                                            200           12,396
  Molex Inc ^                                               825           29,964
  Motorola Inc                                           19,251          318,797
  National Semiconductor Corp *                             700           20,384
  National Services Industries Inc                          200            4,514
  Power One Inc *^                                          300            4,956
  Qlogic Corp *^                                            900           58,050
  Sanmina Corp *^                                         3,200           77,120
  Solectron Corp *                                        5,950          108,885
  Symbol Technologies Inc                                   900           19,980
  Tektronix Inc *                                           400           10,860
  Teradyne Inc *                                          1,700           56,270
  Texas Instruments Inc                                  14,020          441,630
  Thermo Electron Corp *                                  1,800           39,636
  Thomas & Betts Corp                                       200            4,414
  Vitesse Semiconductor Corp *                              700           14,833
  Xilinx Inc *                                            2,750          115,995
                                                                      ----------
                                                                       8,516,957
                                                                      ----------
Finance-Other--4.24%
  AMBAC Financial Group Inc                                 400           23,280
  American Express Co                                    11,350          440,380
  American General Corp                                   4,976          231,135
  Bear Stearns Cos Inc ^                                    391           23,057
  Capital One Financial Corp                              1,810          108,600
  Cincinnati Financial Corp                                 600           24,018
  Citigroup Inc                                          40,260        2,127,338
  Conseco Inc ^                                           1,398           19,083
  Countrywide Credit Industry Inc                           500           22,940
  Equifax Inc                                               600           22,008
  Federal Home Loan Mortgage Corp                         5,980          418,600
  Federal National Mortgage Association                   7,870          670,131
  Golden West Financial Corp                                600           38,544
  H&R Block Inc                                             400           25,820
  Huntington Bancshares Inc                                 980           15,729
  Jefferson Pilot Corp                                    1,709           82,579
  Lehman Brothers Holding Corp                            2,050          159,388
  Mellon Financial Corp                                   4,800          220,800
  Merrill Lynch & Co Inc                                  6,460          382,755
  Morgan Stanley Dean Witter & Co                         8,666          556,617
  Northern Trust Corp                                       900           58,140
  Paychex Inc                                             3,525          145,230
  Progressive Corp Ohio                                     700           94,633
  Providian Financial Corp ^                              2,740          162,208
  Schwab (Charles) Corp                                  12,225          187,043

================================================================================

         See notes to financial statements and notes to schedules of investments


                                                       51 www.PreferredGroup.com

Schedules of Investments

Preferred Asset Allocation Fund Cont.

================================================================================
COMMON STOCK                                           SHARES           VALUE
================================================================================

Finance-Other (continued)
  Synovus Financial Corp                                1,200        $    37,656
  T Rowe Price Group Inc                                  500             18,340
  USA Education Inc                                     1,600            116,800
  Washington Mutual Inc                                 8,175            306,971
                                                                     -----------
                                                                       6,739,823
                                                                     -----------
Food--1.12%
  Albertsons Inc                                        4,688            140,593
  Archer Daniels Midland Co                             6,170             80,210
  Campbell Soup Co                                      4,200            108,150
  ConAgra Inc                                           5,440            107,766
  General Mills Inc                                     1,100             48,158
  HJ Heinz Co                                           3,415            139,639
  Hershey Foods Corp                                      500             30,855
  Kellogg Co                                            3,620            104,980
  Kroger Co *                                           7,900            197,500
  Quaker Oats Co                                        1,110            101,288
  Ralston Purina Co                                     1,200             36,024
  Safeway Inc *                                         4,500            216,000
  Sara Lee Corp                                         7,720            146,217
  Supervalu Inc                                           500              8,775
  Sysco Corp                                            6,880            186,792
  Tricon Global Restaurants Inc *                       1,518             66,640
  WM Wrigley Jr Co                                        900             42,165
  Winn Dixie Stores Inc                                   640             16,723
                                                                     -----------
                                                                       1,778,475
                                                                     -----------
Fuel--3.79%
  Amerada Hess Corp                                       910             73,528
  Anadarko Petroleum Corp                               1,018             55,003
  Apache Corp                                           1,200             60,900
  Ashland Inc                                             300             12,030
  Baker Hughes Inc                                      3,340            111,890
  Burlington Resources Inc                              2,255             90,087
  Chevron Corp                                          4,410            399,105
  Conoco Inc                                            6,728            194,439
  Dynegy Inc                                            3,000            139,500
  El Paso Corp                                          4,261            223,873
  Exxon Mobile Corp                                    27,044          2,362,293
  Halliburton Co                                        1,700             60,520
  Kerr McGee Corp                                       1,086             71,969
  Kinder Morgan Inc ^                                     500             25,125
  Nabors Industries Inc *                                 600             22,320
  Noble Drilling Corp *                                   500             16,375
  Occidental Petroleum Inc                              3,810            101,308
  Oneok Inc                                               200              3,940
  Phillips Petroleum Co ^                               2,450            139,650
  Rowan Companies Inc *                                   400              8,840
  Royal Dutch Petroleum Co                             16,900            984,763
  Schlumberger Ltd                                      4,360            229,554
  Texaco Inc                                            4,330            288,378
  Tosco Corp                                              600             26,430
  Transocean Sedco Forex Inc                            3,050            125,813
  USC Marathon Group                                    3,100             91,481
  Unocal Corp                                           2,700             92,205
                                                                     -----------
                                                                       6,011,319
                                                                     -----------
Health Care--7.44%
  Abbott Labs                                          12,730            611,167
  Allergan Inc                                          1,180            100,890
  American Home Products Corp                          10,490            613,036
  Amgen Inc *                                           8,370            519,191
  Applera Corp-Applied
    Biosystems Group                                      800             21,400
  Bard (C.R.) Inc                                         200             11,390
  Bausch & Lomb Inc                                       200              7,248
  Baxter International Inc                              4,560            223,440
  Becton Dickerson & Co                                 1,000             35,790
  Biogen Inc *                                            600             32,430
  Biomet Inc                                            1,850             88,893
  Boston Scientific Corp *                              3,900             66,300
  Bristol Myers Squibb Co                              15,650            818,495
  CVS Corp                                              3,490            134,714
  Cardinal Health Inc                                   3,690            254,610
  Chiron Corp *                                         1,900             99,161
  Eli Lilly & Co                                        8,768            648,832
  Forest Labs Inc *                                     1,800            127,800
  Guidant Corp *                                        3,000            108,000
  HCA-The Healthcare Company                            5,249            237,202
  Healthsouth Corp *                                    3,800             60,686
  Humana Inc *                                          2,500             24,625
  IMS Health Inc                                        1,200             34,200
  Johnson & Johnson                                    23,636          1,181,800
  King Pharmaceuticals Inc *^                           1,700             91,375
  Manor Care Inc *                                        400             12,700
  McKesson HBOC Inc                                     1,136             42,168
  Medimmune Inc *                                       1,950             92,489
  Medtronic Inc                                        10,090            464,241
  Merck & Co Inc                                       18,030          1,152,297
  Pfizer Inc                                           51,095          2,046,355
  Pharmacia Corp                                       10,994            505,174
  Quintiles Transnational Corp *                          500             12,745
  Schering Plough Corp                                 12,560            455,174
  Sigma Aldrich                                           700             28,343
  St Jude Medical Inc *                                   350             21,000
  Stryker Corp                                          1,930            105,861
  Tenet Healthcare Corp *                               3,360            173,342
  United Healthcare Corp                                3,000            185,250
  Walgreen Corp                                         8,840            301,886
  Watson Pharmaceuticals Inc *                            400             24,656
  Wellpoint Health Networks
    Inc Class A *                                         300             28,272
                                                                     -----------
                                                                      11,804,628
                                                                     -----------
Housing & Real Estate--0.06%
  Centex Corp ^                                           200              8,150
  KB Home ^                                               200              6,034
  PPG Industries Inc                                      700             36,799
  Pulte Corp ^                                            200              8,526
  Sherwin Williams Co                                   1,780             39,516
                                                                     -----------
                                                                          99,025
                                                                     -----------
Insurance--2.09%
  AON Corp                                              1,075             37,625
  Aetna Inc                                             1,166             30,164
  Aflac Inc                                             5,100            160,599
  Allstate Corp                                         7,058            310,481

================================================================================

See notes to financial statements and notes to schedules of investments


52 SCHEDULES OF INVESTMENTS

Preferred Asset Allocation Fund Cont.

================================================================================
COMMON STOCK                                           SHARES           VALUE
================================================================================

Insurance (continued)
  American International Group Inc                      17,945        $1,543,270
  Chubb Corp                                             1,550           120,017
  Cigna Corp                                               600            57,492
  Hartford Financial Services Group                      2,180           149,112
  John Hancock Financial Svcs                            1,200            48,312
  Lincoln National Corp Inc                                700            36,225
  Loews Corp                                             2,200           141,746
  MBIA Inc                                                 600            33,408
  MGIC Investment Corp                                     400            29,056
  Marsh & McLennan Cos Inc                               1,930           194,930
  Metlife Inc                                            7,300           226,154
  Safeco Corp                                              500            14,870
  St Paul Cos Inc                                        2,262           114,661
  Torchmark Corp                                           500            20,105
  Unum Provident Corp                                      984            31,606
                                                                      ----------
                                                                       3,299,833
                                                                      ----------
Leisure Time Industries--0.91%
  American Greetings Corp Class A ^                        200             2,200
  Brunswick Corp                                           300             7,209
  Carnival Corp                                          5,600           171,920
  Darden Restaurants Inc                                   530            14,787
  Eastman Kodak Co                                       2,680           125,102
  Harrahs Entertainment Inc *                              450            15,885
  Hasbro Inc                                               753            10,881
  Hilton Hotels Corp                                     4,320            50,112
  Marriott International Inc Class A                     2,760           130,658
  Mattel Inc                                             1,722            32,580
  McDonalds Corp                                        11,800           319,308
  Starwood Hotels & Resorts
    Worldwide Inc                                          800            29,824
  Walt Disney Co                                        17,880           516,553
  Wendy's International Inc                                500            12,770
                                                                      ----------
                                                                       1,439,789
                                                                      ----------
Manufacturing--1.42%
  Applied Materials Inc *                                3,200           164,768
  Avery Dennison Corp                                      400            20,420
  Black & Decker Corp                                      300            11,838
  Caterpillar Inc                                        3,080           154,154
  Corning Inc                                            8,250           137,858
  Crane Co                                                 200             6,200
  Danaher Corp                                           1,400            78,400
  Deere & Co                                             2,660           100,681
  Dover Corp                                               800            30,120
  FMC Corp *                                               100             6,856
  ITT Industries Inc                                       300            13,275
  Illinois Tool Works Inc                                2,250           142,425
  Ingersoll Rand Co                                      1,660            68,392
  Leggett & Platt Inc                                      800            17,624
  Minnesota Mining & Manufacturing Co                    2,890           329,749
  Parker Hannifin Corp                                     425            18,037
  Snap On Inc                                              200             4,832
  Stanley Works                                            300            12,564
  Textron Inc                                            1,250            68,800
  Timken Co                                                200             3,388
  Tyco International Ltd                                14,809           807,091
  Vulcan Materials Co                                    1,200            64,500
                                                                      ----------
                                                                       2,261,972
                                                                      ----------
Metals & Mining--0.38%
  Alcan Aluminum Ltd                                     1,300            54,626
  Alcoa Inc                                              7,648           301,331
  Allegheny Technologies Inc                               288             5,210
  Barrick Gold Corp                                      3,300            49,995
  Homestake Mining Company                               1,000             7,750
  Inco Ltd *^                                            2,060            35,556
  Newmont Mining Corp                                      818            15,223
  Nucor Corp                                               300            14,667
  Phelps Dodge Corp                                        901            37,392
  Placer Dome Inc                                        3,150            30,870
  USX US Steel Group                                     2,400            48,360
  Worthington Industries Inc                               350             4,760
                                                                      ----------
                                                                         605,740
                                                                      ----------
Office Equipment & Computers--3.82%
  American Power Conversion Corp *^                        800            11,840
  Apple Computer *                                       3,800            91,656
  Boise Cascade Corp                                       200             7,034
  Cabletron Systems Inc *                                  700            15,995
  Cisco Systems Inc *                                   60,060         1,161,560
  Compaq Computer Corp                                  14,755           228,555
  Dell Computer Corp *                                  21,600           583,416
  Deluxe Corp                                              300             8,670
  EMC Corp                                              17,590           510,990
  Gateway Inc *                                          3,200            52,640
  Hewlett Packard Co                                    16,540           473,044
  International Business Machines                       13,620         1,539,060
  JDS Uniphase Corp *                                   11,400           150,138
  Lexmark International Group Inc *                      1,200            80,700
  NCR Corp *                                               400            18,800
  Network Appliance Inc *^                               3,000            41,250
  Novellus Systems Inc *                                 1,190            66,319
  Palm Inc *                                             2,283            13,835
  Pitney Bowes Inc                                       2,500           105,300
  Qualcomm Inc *                                         6,400           364,480
  Staples Inc *                                          1,850            27,787
  Sun Microsystems Inc *                                27,800           449,804
  Unisys Corp *                                          1,300            19,123
  Xerox Corp                                             5,340            51,104
                                                                      ----------
                                                                       6,073,100
                                                                      ----------
Paper & Forest Products--0.43%
  Georgia Pacific Group                                  2,378            80,495
  International Paper Co                                 4,788           170,932
  Kimberly Clark Co                                      4,426           247,413
  Louisiana Pacific Corp ^                                 400             4,692
  Mead Corp ^                                              400            10,856
  Potlatch Corp ^                                          100             3,441
  Westvaco Corp                                            400             9,716
  Weyerhaeuser Co                                        1,970           108,291
  Williamette Industries Inc                             1,100            54,395
                                                                      ----------
                                                                         690,231
                                                                      ----------
Publishing & Broadcasting--2.36%
  AOL Time Warner Inc *                                 34,900         1,849,700
  Clear Channel Communications *                         4,550           285,285
  Comcast Corp Class A *                                 8,100           351,864
  Dow Jones & Co Inc                                       970            57,919
  Gannett Inc                                            2,130           140,367

================================================================================

         See notes to financial statements and notes to schedules of investments


                                                       53 www.PreferredGroup.com

Schedules of Investments

Preferred Asset Allocation Fund Cont.

================================================================================
COMMON STOCK                                           SHARES           VALUE
================================================================================

Publishing & Broadcasting (continued)
  Knight Ridder Inc ^                                     920        $    54,556
  McGraw Hill Inc                                       1,810            119,732
  Meredith Corp                                           200              7,162
  New York Times Co Class A                               600             25,200
  Tribune Co                                            3,325            133,033
  Viacom Inc *                                         13,922            720,464
                                                                     -----------
                                                                       3,745,282
                                                                     -----------
Service Industries--0.84%
  Allied Waste Industries Inc *                           800             14,944
  Cendant Corp *^                                       7,808            152,256
  Concord BFS Inc *^                                    1,700             94,435
  Convergys Corp *                                      1,600             48,400
  Fedex Corp *                                          3,292            132,338
  Fiserv Inc *                                            500             31,000
  Fluor Corp                                              300             13,545
  Franklin Resources Inc                                2,800            128,156
  Genuine Parts Co                                        650             20,475
  Grainger (W.W.) Inc ^                                   400             16,464
  Interpublic Group Cos Inc                             1,500             44,025
  McDermott International Inc *^                          200              2,330
  Moody's Corp                                            630             21,105
  Office Depot Inc *                                    1,200             12,456
  Omnicom Group Inc                                     1,300            111,800
  RR Donnelley & Sons Co                                  500             14,850
  Robert Half International Inc *                         700             17,423
  Sabre Holdings Corp *                                 1,292             64,600
  Sapient Corp *                                        1,900             18,601
  Stilwell Financial Inc                                2,200             73,832
  TMP Worldwide Inc *^                                    400             23,520
  Vivendi Universal ADR ^                                   1                 58
  Waste Management Inc                                  5,959            183,656
  Yahoo Inc *                                           4,900             95,648
                                                                     -----------
                                                                       1,335,917
                                                                     -----------
Telecommunications--3.55%
  ADC Telecommunications Inc *                          7,300             50,151
  AT&T Corp                                            28,881            635,382
  AT&T Wireless Group                                   1,176             19,228
  Alltel Corp                                           2,320            142,123
  Andrew Corp *                                           305              5,630
  Avaya Inc *                                           2,863             39,223
  BellSouth Corp                                       15,240            613,715
  CenturyTel Inc                                          600             18,180
  Citizens Communications Co *^                         1,100             13,233
  Global Crossing Ltd *^                                8,455             73,051
  Lucent Technologies Inc                              29,771            184,580
  Nextel Communications *^                              6,850            118,437
  Nortel Networks Corp                                 27,160            246,884
  Qwest Communications
    International Inc                                  13,821            440,475
  SBC Communications Inc                               27,052          1,083,703
  Scientific Atlanta Inc ^                              1,270             51,562
  Sprint Corp *^                                       12,110            282,692
  Tellabs Inc *                                         3,550             65,675
  Univision Communications Inc *^                         800             34,224
  Verizon Communications                               21,258          1,137,303
  Worldcom Inc                                         24,883            372,001
                                                                     -----------
                                                                       5,627,452
                                                                     -----------

Transportation--0.36%
  AMR Corp *                                            1,620        $    58,531
  Burlington Northern Santa Fe                          1,552             46,824
  CSX Corp                                              2,220             80,453
  Delta Airlines Inc                                      520             22,922
  Norfolk Southern Corp                                 3,950             81,765
  Ryder Systems Inc                                       200              3,920
  Southwest Airlines Co                                 7,655            141,541
  US Airways Group Inc *                                  300              7,290
  Union Pacific Corp                                    2,260            124,097
                                                                     -----------
                                                                         567,343
                                                                     -----------
Utilities & Power--1.78%
  AES Corp *                                            4,600            198,030
  Allegheny Energy Inc                                    500             24,125
  American Electric Power Inc                           1,260             58,174
  CMS Energy Corp                                         500             13,925
  Cinergy Corp ^                                        1,406             49,140
  Constellation Energy Group Inc                        1,560             66,456
  DTE Energy Co ^                                       1,280             59,443
  Devon Energy Corporation                              1,300             68,250
  Dominion Resources Inc                                1,862            111,962
  Duke Energy Co                                        6,702            261,445
  EOG Resources Inc                                       500             17,775
  Edison International ^                                2,630             29,325
  Enron Corp                                            6,030            295,470
  Entergy Corp                                          2,080             79,851
  Exelon Corp                                           2,477            158,825
  FPL Group Inc                                         1,690            101,755
  First Energy Corp                                     2,050             65,928
  GPU Inc                                                 500             17,575
  Keyspan Corp                                            500             18,240
  Mirant Corp *                                         2,720             93,568
  Niagara Mohawk Holdings Inc *                           600             10,614
  Nicor Inc                                               200              7,796
  NiSource Inc                                            837             22,875
  PG&E Corp                                             3,940             44,128
  PPL Corp                                              1,500             82,500
  Peoples Energy Corp                                     100              4,020
  Progress Energy Inc                                   2,852            128,112
  Progress Energy CVO                                     300                135
  Public Services Enterprise Group                      1,930             94,377
  Reliant Energy Inc                                    3,272            105,391
  Sempra Energy                                           800             21,872
  Southern Co                                           6,090            141,593
  Sunoco Inc                                              321             11,758
  TXU Corp ^                                            2,437            117,439
  Williams Cos Inc                                      4,710            155,195
  XCEL Energy Inc ^                                     3,135             89,181
                                                                     -----------
                                                                       2,826,248
                                                                     -----------
Total Common Stock
  (Cost $86,908,263)                                                  88,571,958
                                                                     ===========

================================================================================

See notes to financial statements and notes to schedules of investments


54 SCHEDULES OF INVESTMENTS

Preferred Asset Allocation Fund Cont.

================================================================================
FIXED INCOME--33.83%                                 PAR                VALUE
================================================================================

U.S. Treasury--33.83%
  United States Treasury Bonds
   5.25% November 15, 2028                        $1,290,000         $ 1,178,338
   5.25% February 15, 2029                           495,000             452,613
   5.50% August 15, 2028                           1,660,000           1,572,070
   6.00% February 15, 2026 ^                         535,000             541,270
   6.125% November 15, 2027                        1,044,000           1,074,662
   6.125% August 15, 2029                          1,510,000           1,564,028
   6.25% August 15, 2023                             660,000             686,809
   6.25% May 15, 2030                                940,000             995,657
   6.375% August 15, 2027                          3,225,000           3,418,500
   6.50% November 15, 2026                           361,000             388,750
   6.625% February 15, 2027                          960,000           1,050,154
   6.75% August 15, 2026                           1,490,000           1,652,261
   6.875% August 15, 2025 ^                        1,245,000           1,395,757
   7.125% February 15, 2023 ^                      1,345,000           1,542,123
   7.25% May 15, 2016 ^                            2,320,000           2,642,619
   7.25% August 15, 2022                           1,285,000           1,490,202
   7.50% November 15, 2016                           435,000             506,775
   7.50% November 15, 2024 ^                       1,094,000           1,313,139
   7.625% November 15, 2022 ^                        768,000             925,317
   7.625% August 15, 2025                          1,485,000           1,807,988
   7.875% February 15, 2021 ^                      1,285,000           1,574,716
   8.00% November 15, 2021 ^                       2,000,000           2,491,240
   8.125% August 15, 2019 ^                        1,100,000           1,369,665
   8.125% May 15, 2021 ^                             930,000           1,168,601
   8.125% August 15, 2021 ^                          930,000           1,168,601
   8.50% February 15, 2020 ^                         428,000             552,723
   8.75% May 15, 2017 ^                              895,000           1,161,406
   8.75% May 15, 2020 ^                              660,000             872,025
   8.75% August 15, 2020 ^#                        2,000,000           2,648,440
   8.875% August 15, 2017 ^                        1,685,000           2,211,832
   8.875% February 15, 2019 ^#                     2,709,000           3,589,425
   9.00% November 15, 2018                           520,000             695,583
   9.125% May 15, 2018 ^                             583,000             784,496
   9.25% February 15, 2016 ^                         750,000           1,000,545
   9.875 November 15, 2015                           240,000             334,049
   10.375% November 15, 2012 ^                       395,000             499,612
   10.625% August 15, 2015                           435,000             635,779
   11.25% February 15, 2015 ^                        940,000           1,422,333
   11.75% November 15, 2014                          285,000             403,854
   12.00% August 15, 2013 ^                          850,000           1,176,324
   12.50% August 15, 2014                            380,000             553,263
   13.25% May 15, 2014                               705,000           1,052,650
   14.00% November 15, 2011                          115,000             162,301
                                                                     -----------
                                                                      53,728,495
                                                                     -----------
Total Fixed Income
  (Cost $52,557,952)                                                  53,728,495
                                                                     ===========
Total Long Term Assets
  (Cost $139,466,215)                                                142,300,453
                                                                     ===========

================================================================================
SHORT TERM
INVESTMENTS--34.33%                                PAR/SHARES        VALUE
================================================================================

Commercial Paper--2.52%
  Citicorp
    4.10% July 2, 2001 @                          $ 4,006,681     $   4,006,225
                                                                  -------------

Repurchase Agreements--5.20%
  State Street Repo 2.75%
  July 2, 2001 (Cost - $8,253,000)
  (Dated June 29, 2001, due July 2, 2001,
  collateralized by $6,675,000
  U.S. Treasury Note 7.875%
  February 15, 2021,
  Market Value $8,421,520
  Repurchase Proceeds $8,254,891) @                 8,253,000         8,253,000
                                                                  -------------

Short Term Investment Fund--0.39%
  State Street Global Advisors
    Money Market Fund
  3.67% yield as of June 30, 2001                     619,225           619,225
                                                                  -------------

Short Term Investment Trust--25.05%
  Securities Lending Quality Trust
  4.24% yield as of June 30, 2001                  39,770,599        39,770,599
                                                                  -------------

U.S. Treasury--1.17%
  United States Treasury Bills
    3.35% September 27, 2001 #                      1,875,000         1,859,645
                                                                  -------------
Total Short Term Investments
  (Cost $54,508,694)                                                 54,508,694
                                                                  =============

Total Investments--123.94%
  (Cost $193,974,909)                                               196,809,147
                                                                  =============

Other Assets and
Liabilities---23.94%                                                (38,016,986)
                                                                  =============

Total Net Assets--100%                                            $ 158,792,161
                                                                  =============

================================================================================

         See notes to financial statements and notes to schedules of investments


                                                       55 www.PreferredGroup.com

Schedules of Investments

------------------------------------
Preferred Fixed Income Fund         \
================================================================================
FIXED INCOME--96.85%                                    PAR+            VALUE
================================================================================

Asset Backed--11.63%
  Americredit Auto Trust
    5.96% March 12, 2006                             $3,500,000      $ 3,553,594
  Arcadia Automobile Trust
    6.51% September 15, 2004                          1,000,000        1,022,380
  Citibank Credit Card Issuance Trust
    6.90% October 17, 2007 ^                          2,095,000        2,188,605
  Coti Mortgage Home Equity
    Loan Trust
    6.57% March 15, 2023                              4,000,000        4,002,480
  EQCC Home Equity Loan Trust
    6.41% December 15, 2004 #                         1,348,847        1,376,885
  Residential Asset Securities
    Mortgage Pass
    7.355% January 25, 2026                           1,705,000        1,748,158
  Sears Credit Account Master Trust
    6.35% February 16, 2007                           3,500,000        3,568,880
    6.45% November 15, 2009 #                         2,000,000        2,062,413
                                                                     -----------
                                                                      19,523,395
                                                                     -----------
Collateralized Mortgage
 Obligations--15.83%
  Banc America Commercial
    Mortgage Inc
    7.109% November 15, 2008                          1,130,464        1,164,908
  Commercial Mortgage
    Acceptance Corp
    6.57% October 15, 2007 #                          4,000,000        4,036,162
  First Union Lehman
    Brothers Commercial
    6.60% May 18, 2007 #                              5,845,000        5,965,160
    7.38% April 18, 2007                              5,785,000        6,058,309
  LB Commercial Conduit
    Mortgage Trust
    6.48% January 18, 2008                            5,200,000        5,183,688
  Morgan Stanley Capital I Inc
    6.25% July 15, 2007 #                               583,939          594,341
  Nations Link Funding Corp
    6.316% November 20, 2008                          2,245,000        2,222,481
  Residential Asset Securities
    Mortgage Pass
    7.205% September 25, 2016                         1,329,715        1,346,376
                                                                     -----------
                                                                      26,571,425
                                                                     -----------
Electric--2.84%
  CMS Energy Corp
    8.50% April 15, 2011                                235,000          228,060
  Chesapeake Energy Corp
    8.125% April 1, 2011 **                             310,000          289,850
  Dominion Resources Inc
    8.125% June 15, 2010                              1,265,000        1,361,039
  Dynegy Inc
    6.875% April 1, 2011                                690,000          672,067
  Sonat Inc
    7.625% July 15, 2011                              1,000,000        1,001,760
  TXU Eastern Funding Co
    6.75% May 15, 2009 #                                625,000          592,181
  WCG Note Trust Corp
    8.25% March 15, 2004 **                              90,000           89,807
  XCEL Energy Inc
    7.00% December 1, 2010                              535,000          536,081
                                                                     -----------
                                                                       4,770,845
                                                                     -----------
Finance & Banking--9.08%
  AXA
    8.60% December 15, 2030                            800,000           874,552
  Bank of America Corp
    7.40% January 15, 2011                           1,445,000         1,501,037
  First Union National
    7.80% August 18, 2010                            1,085,000         1,154,006
  ERAC USA Finance Co
    8.00% January 15, 2011 **                          950,000           971,269
  Ford Motor Credit Co
    7.375% February 1, 2011                            155,000           157,035
    7.875% June 15, 2010                             2,575,000         2,700,300
  General Motors Acceptance Corp
    7.25% March 2, 2011                                375,000           380,790
  HSBC Capital Funding DLR
    9.547% December 31, 2049 **###^                  1,075,000         1,210,751
  ING Capital Funding Trust III
    8.439% December 31, 2049                           910,000           965,410
  Royal Bank of Scotland Group Plc
    9.118% March 31, 2049                              500,000           552,650
  Royal Bank of Scotland Group Plc
    7.816% November 30, 2049                           900,000         1,044,000
  UBS AG
    8.622% October 1, 2010                             800,000           864,497
  Wachovia Corp
    6.70% June 21, 2004 #                            2,000,000         2,051,260
  Wells Fargo & Co
    6.45% February 1, 2011                             830,000           813,798
                                                                     -----------
                                                                      15,241,355
                                                                     -----------
Foreign Government--7.62%
  Brazil (Federal Republic)
    7.625% April 15, 2024 ###                          115,000            83,806
    7.69% April 15, 2009 ###                           127,059           103,235
    8.00% April 15, 2014 ###                            86,199            63,791
    10.125% May 15, 2027                               105,000            75,926
    11.00% August 17, 2040                             150,000           109,950
    12.75% January 15, 2020                             75,000            66,413
    14.50% October 15, 2009                            165,000           169,125
  Bulgaria (National Republic)
    3.00% July 28, 2012 ###                            115,000            93,006
    7.75% July 28, 2011 ###                             85,000            66,725
    7.75% July 28, 2024 ###                             50,000            39,375
  Columbia Republic
    9.75% April 23, 2009                                35,000            33,600
    9.75% April 9, 2011                                 75,000            76,688
    10.50% June 13, 2006                                85,000            87,550
    11.75% February 25, 2020                            75,000            69,413
  Costa Rica Republic
    9.335% May 15, 2009                                 40,000            41,940
  France Republic
    5.00% January 12, 2006 EUR                       5,600,000         4,814,057
  Germany Republic
    5.00% February 17, 2006 EUR                      5,500,000         4,734,151

================================================================================

See notes to financial statements and notes to schedules of investments


56 SCHEDULES OF INVESTMENTS

Preferred Fixed Income Fund Cont.

================================================================================
FIXED INCOME                                            PAR+            VALUE
================================================================================

Foreign Government (continued)
  Mexico
    8.625% March 12, 2008                           $    95,000      $    98,259
    9.875% February 1, 2010                             135,000          147,083
    10.375% February 17, 2009                            45,000           50,063
    11.375% September 15, 2016                          200,000          240,000
    11.50% May 15, 2026                                 155,000          194,835
  Panama Republic **
    6.438% July 17, 2016 ###                            114,451           95,281
    9.625% February 8, 2011                              45,000           45,675
  Peru Republic
    4.00% March 7, 2017 ###                             155,000           96,488
    4.50% March 7, 2017 ###                              95,000           65,431
  Philippines Republic
    9.875% March 16, 2010                                50,000           49,063
    9.875% January 15, 2019                             130,000          113,456
  Qatar
    9.75% June 15, 2030                                 260,000          291,097
  Russian Federation
    2.50% March 31, 2030 ** ###                         360,000          169,920
    8.25% March 31, 2010 **                             140,000          107,275
    10.00% June 26, 2007 **                             100,000           88,750
    12.75% June 24, 2028 **                              95,000           93,575
  Trinidad & Tobago Republic
    9.875% October 1, 2009                               55,000           60,497
  Turkey Republic
    11.75% June 15, 2010                                 25,000           21,463
    11.875% January 15, 2030                             20,000           16,550
    12.375% June 15, 2009                                15,000           13,568
                                                                     -----------
                                                                      12,787,080
                                                                     -----------
Government Sponsored--26.00%
  Federal Home Loan Mortgage Corp
    6.875% September 15, 2010                           910,000          955,072
    7.00% May 1, 2029 #                               1,861,555        1,874,910
  Federal National Mortgage Association
    6.00% March 1, 2014                                  70,063           69,188
    6.00% December 31, 2099 TBA                       7,465,000        7,353,025
    6.50% November 1, 2028 #                            436,942          430,798
    6.50% January 1, 2029                                76,715           75,636
    6.50% February 1, 2029                              419,025          412,869
    6.50% March 1, 2029                                  75,266           74,160
    6.50% April 1, 2029                                  80,156           78,979
    6.50% June 1, 2029                                   80,235           79,056
    6.50% August 1, 2029                                126,129          124,277
    6.50% December 1, 2029                               49,045           48,325
    6.50% January 1, 2030                               106,129          104,570
    6.50% August 1, 2031 TBA                         14,900,000       14,662,494
    6.625% November 15, 2010                            125,000          129,140
    7.00% November 1, 2025 #                            266,411          268,324
    7.00% October 1, 2028   #                           242,162          243,447
    7.00% August 1, 2029                                438,750          440,803
    7.00% September 1, 2029                              21,787           21,889
    7.00% October 1, 2029                               884,641          888,781
    7.00% January 1, 2030                             1,144,033        1,149,387
    7.00% February 1, 2030                            1,307,816        1,313,936
    7.00% May 1, 2030                                 1,710,169        1,717,886
    7.00% June 1, 2030                                1,941,250        1,949,733
    7.00% July 1, 2030                                  642,030          644,836
    7.00% August 1, 2030                              1,305,426        1,311,131
    7.00% September 1, 2030                             329,728          331,169
    7.00% November 1, 2030                              253,239          254,346
    7.00% December 1, 2030                              837,860          841,521
    7.00% January 1. 2031                               550,345          552,750
    7.125% June 15, 2010                              3,585,000        3,826,414
    7.125% January 15, 2030 #                         1,345,000        1,433,676
                                                                     -----------
                                                                      43,662,528
                                                                     -----------
Industrials--6.99%
  Allied Waste Industries Inc
    10.00% August 1, 2009 ^                             235,000          241,463
  Calpine Corp
    8.625% August 15, 2010                              245,000          238,228
  DaimlerChrysler Auto Trust
    6.81% July 6, 2003                                  843,497          853,509
  General Motors Corp
    7.20% January 15, 2011                              435,000          441,434
  Healthsouth Corp
    10.75% October 1, 2008                              230,000          247,825
  Huntsman ICI Chemicals LLC
    10.125% July 1, 200                                 150,000          151,500
  KPNQwest NV
    8.125% June 1, 2009                                 200,000          114,000
  Kroger Co
    7.25% June 1, 2009                                  535,000          544,812
  Lockheed Martin Corp
    8.20% December 1, 2009                            1,275,000        1,373,787
  Lowe's Companies Inc
    7.50% December 15, 2005                             450,000          468,072
  Lyondell Chemical Co
    9.875% May 1, 2007                                  300,000          299,250
  Mandalay Resort Group
    10.25% August 1, 2007                                75,000           78,000
  Marconi Plc
    8.375% September 15, 2030                           840,000          723,862
  Mariner Health Group Inc
    9.50% April 1, 2006 ***#                            400,000            1,796
  News America Holdings Inc
    8.50% February 15, 2005                           1,200,000        1,288,548
  Premier Parks Inc
    9.75% June 15, 2007                                 270,000          275,400
  Primedia Inc
    8.875% May 15, 2011 **                              155,000          143,375
  Royal KPN NV
    8.00% October 1, 2010 **                            315,000          300,192
    8.375% October 1, 2030 **                           550,000          500,621
  Tosco Corp
    8.125% February 15, 2030                            835,000          906,426
  Tricon Global Restaurants Inc
    8.875% April 15, 2011                               235,000          240,288
  U.S. Airways Group Inc
    7.076% March 20, 2021                             1,235,000        1,224,293
  Ultramar Diamond Shamrock Corp
    6.75% October 15, 2037 #                            920,000          898,592
  Winn Dixie Stores Inc
    8.875% April 4, 2008                                180,000          181,800
                                                                     -----------
                                                                      11,737,073
                                                                     -----------

================================================================================

         See notes to financial statements and notes to schedules of investments


                                                       57 www.PreferredGroup.com

Schedules of Investments

Preferred Fixed Income Fund Cont.

================================================================================
FIXED INCOME                                            PAR+            VALUE
================================================================================

Mortgage Related-
Other Marketable--1.09%
  MBNA Master Credit Card Trust II
    6.40% January 18, 2005                         $1,800,000       $  1,837,674
                                                                    ------------

Telecommunications--7.36%
  AT&T Corp
    6.50% March 15, 2029 #                            380,000            323,540
  AT&T Wireless Group
    7.875% March 1, 2011 **                           555,000            556,058
  Adelphia Communications Corp
    7.875% May 1, 2009                                200,000            178,000
    9.375% November 15, 2009                          210,000            195,300
  American Tower Corp
    9.375% February 1, 2009 **                        150,000            140,250
  British Telecommunications Plc
    8.125% December 15, 2010                          790,000            833,450
  Charter Communications Holdings
    8.25% April 1, 2007 #                             350,000            327,250
    11.125% January 15, 2011                           45,000             47,250
  Clear Channel Communications
    7.65% September 15, 2010                        1,000,000          1,036,590
  Cox Communications Inc
    7.75% November 1, 2010                            865,000            906,070
  Cox Enterprises Inc
    7.875% September 15, 2010                         290,000            300,063
  Deutsche Telekom
    8.25% June 15, 2030                               605,000            613,803
  France Telecom SA
    7.75% March 1, 2011                               740,000            753,860
  Global Crossing Ltd
    9.125% November 15, 2006                          230,000            182,850
  Liberty Media Corp
    8.25% February 1, 2030                            445,000            382,193
  McLeodUSA Inc
    9.25% July 15, 2007 ^#                            235,000            131,600
    11.375% January 1, 2009                           105,000             65,625
  Nextel Communications
    9.375% November 15, 2009 ^                        370,000            292,300
    9.50% February 1, 2011                            175,000            133,000
  Qwest Communications
    International Inc
    7.25% February 15, 2011 **                        890,000            881,287
  Rogers Wireless Inc
    9.625% May 1, 2011 **                             145,000            143,453
  Sprint Capital Corp
    5.875% May 1, 2004                              1,500,000          1,466,805
    6.875% November 15, 2028                          265,000            222,701
  TCI Communications Inc
    7.875% February 15, 2026                          975,000            983,239
  Telewest Communications
    9.875% February 1, 2010 ^                         100,000             83,000
  Time Warner Telecom Inc
    7.57% February 1, 2024                            825,000            816,313
    10.125% February 1, 2011                          120,000            107,400
  Williams Communications Group
    10.70% October 1, 2007 #                          300,000            123,000
  Young Broadcasting Inc
    10.00% March 1, 2011 **                           130,000            124,150
                                                                    ------------
                                                                      12,350,400
                                                                    ------------
U.S. Government Agency Mortgage -
Backed Securities--4.90%
  Governmental National
    Mortgage Association
    6.50% December 15, 2028 #                       4,408,956          4,363,500
    7.00% May 15, 2029                              1,405,701          1,418,000
    7.00% June 15, 2029                               917,010            925,034
    7.00% December 15, 2029                           368,939            372,168
    7.00% May 15, 2030                                476,661            485,869
    7.50% February 15, 2031                           649,753            666,198
                                                                    ------------
                                                                       8,230,769
                                                                    ------------
U.S. Treasury--3.51%
  United States Treasury Bonds
    5.375% February 15, 2031 ^                        330,000            312,675
    6.125% August 15, 2029                            275,000            284,840
    6.25% May 15, 2030 ^                            1,320,000          1,398,157
    8.875% February 15, 2019 #                        300,000            397,500
  United States Treasury Notes
    5.00% February 15, 2011 ^                       3,600,000          3,492,528
                                                                    ------------
                                                                       5,885,700
                                                                    ------------
Total Fixed Income
  (Cost $161,453,540)                                                162,598,244
                                                                    ============

================================================================================
SHORT TERM
INVESTMENTS--19.46%                               PAR+/SHARES         VALUE
================================================================================

Finance & Banking--6.92%
  Federal Farm Credit Bank
    3.94% July 2, 2001 @                           4,624,000          4,623,494
  State Street Corp
    4.15% July 2, 2001 @                           7,000,000          6,999,193
                                                                  -------------
                                                                     11,622,687
                                                                  -------------
Industrials--5.41%
  Ford Motor Co
    9.00% September 15, 2001 @#                    1,695,000          1,709,119
  General Electric Capital Corp
    4.10% July 2, 2001 @                           7,000,000          6,999,203
  Oil Purchase Co
    7.10% April 30, 2002 @**#                        376,637            368,900
                                                                  -------------
                                                                      9,077,222
                                                                  -------------
Telecommunications - 2.50%
  SBC Communications Inc
    3.89% July 16, 2001 @                          4,200,000          4,193,193
                                                                  -------------

Short Term Investment Trust--4.63%
  Securities Lending Quality Trust
  4.24% yield as of June 30, 2001                  7,768,155          7,768,155
                                                                  -------------

Total Short Term Investments
  (Cost $32,663,076)                                                 32,661,257
                                                                  =============

Total Investments--116.31%
  (Cost $194,116,616)                                               195,259,501
                                                                  =============

Other Assets and Liabilities-- -16.31%                              (27,382,105)
                                                                  =============

Total Net Assets--100%                                            $ 167,877,396
                                                                  =============

================================================================================

See notes to financial statements and notes to schedules of investments


58 SCHEDULES OF INVESTMENTS

----------------------------------------------------
Preferred Short-Term Government Securities Fund     \
================================================================================
FIXED INCOME--94.33%                                    PAR            VALUE
================================================================================

Collateralized Mortgage
Obligation ^^--15.80%
  Federal Home Loan Mortgage Corp
    5.75% November 15, 2020                         $    48,217      $    48,157
    5.89% July 15, 2008                                 726,311          728,352
    5.89% December 15, 2023                             120,156          120,194
    6.50% October 15, 2014                            2,000,000        2,041,860
    6.75% February 15, 2006                              93,125           93,125
    6.743% December 25, 2011                          2,705,000        2,751,070
    6.75% March 15, 2019                                  4,828            4,820
    7.25% April 15, 2024                                999,800        1,004,479
    7.30% November 25, 2019                           3,320,492        3,313,220
    8.40% April 15, 2021                                175,000          179,757
    8.50% August 15, 2013                             1,062,000        1,093,860
  Federal National Mortgage
    Association REMIC
    6.75% March 25, 2019                                188,233          187,762
    7.00% December 25, 2019                             838,578          841,194
    7.00% June 25, 2021                               1,455,285        1,473,010
    7.25% December 25, 2006                           1,475,796        1,488,709
    7.50% May 25, 2007                                  275,384          281,492
    8.00% January 25, 2019                              285,998          285,998
                                                                     -----------
                                                                      15,937,059
                                                                     -----------
Government Sponsored--74.50%
  Federal Farm Credit Banks
    6.80% October 12, 2007                            5,000,000        5,242,200
  Federal Home Loan Banks
    6.00% August 15, 2002                            12,000,000       12,249,360
    6.305% December 9, 2002                           2,000,000        2,056,560
    6.375% November 15, 2002                          1,000,000        1,027,500
    6.405% June 21, 2011                              2,000,000        1,992,800
    6.75% August 15, 2002                             5,000,000        5,137,500
  Federal Home Loan Mortgage Corp
    5.00% May 15, 2004                               12,000,000       11,997,000
    5.25% January 15, 2006                            3,000,000        2,967,180
    5.375% February 12, 2003                          2,000,000        2,014,380
    5.75% July 15, 2003                               5,000,000        5,108,600
    6.04% March 21, 2006                              2,000,000        1,992,820
    6.25% October 15, 2002                            3,000,000        3,073,590
    6.625% August 15, 2002                            1,000,000        1,026,560
  Federal National Mortgage Association
    5.50% December 29, 2003                           2,000,000        2,033,440
    5.69% January 23, 2006                            2,500,000        2,495,700
    6.00% December 15, 2005                           1,000,000        1,019,840
    6.19% July 7, 2008                                1,000,000          986,250
    6.20% January 17, 2006                            1,000,000          999,060
    6.76% July 16, 2007                               5,000,000        5,085,950
    7.26% May 2, 2005                                 1,050,000        1,076,576
    7.47% May 7, 2007                                 2,500,000        2,565,225
  Student Loan Marketing Trust
    4.75% April 23, 2004                              2,000,000        1,987,180
    6.55% December 19, 2003                           1,000,000        1,023,100
                                                                     -----------
                                                                      75,158,371
                                                                     -----------

================================================================================
FIXED INCOME                                           PAR             VALUE
================================================================================

U.S. Treasury--4.03%
  United States Treasury Notes
    4.75% January 31, 2003                         $ 1,000,000       $ 1,008,440
    5.25% May 15, 2004                               2,000,000         2,034,380
    5.75% November 15, 2005                          1,000,000         1,024,210
                                                                     -----------
                                                                       4,067,030
                                                                     -----------

Total Fixed Income
  (Cost $93,969,535)                                                  95,162,460
                                                                     ===========

================================================================================
SHORT TERM
INVESTMENTS--4.04%                                   PAR/SHARES        VALUE
================================================================================

Government Sponsored--0.21%
  Overseas Private Investment Corp
    6.13% September 15, 2001 @                      $    208,333         208,125
                                                                    ------------

Short Term Investment Fund--3.83%
  State Street Global Advisors
    Government Money Market Fund
  3.88% yield as of June 30, 2001                      3,867,903       3,867,903
                                                                    ------------

Total Short Term Investments
  (Cost $4,076,236)                                                    4,076,028
                                                                    ============

Total Investments--98.37%
  (Cost $98,045,771)                                                  99,238,488
                                                                    ============

Other Assets and Liabilities--1.63%                                    1,641,924
                                                                    ============

Total Net Assets--100%                                              $100,880,412
                                                                    ============

================================================================================

         See notes to financial statements and notes to schedules of investments


                                                       59 www.PreferredGroup.com

Schedules of Investments

----------------------------------
Preferred Money Market Fund       \
================================================================================
SHORT TERM
INVESTMENTS--100.20%                                   PAR              VALUE
================================================================================

Certificates of Deposit--11.37%
  Bank One Corp
    3.75% July 23, 2001 @                          $5,000,000        $ 4,988,542
  Deutsche Bank New York
    6.71% September 20, 2001 @                      1,000,000            999,916
  Deutsche Bank AG
    3.65% September 17, 2001                        5,000,000          5,000,000
  Dexia Delaware
    4.245% July 20, 2001 @                          1,500,000          1,496,639
  Dresdner Bank AG
    5.25% July 16, 2001 @                           4,000,000          4,000,033
  National City Corp
    6.98% August 2, 2001 @                          1,000,000            999,966
  Westdeutsche Landesbank
    4.30% May 1, 2002 @                             5,000,000          5,002,023
                                                                     -----------
                                                                      22,487,119
                                                                     -----------
Commercial Paper--36.65%
  Alpine Securitization Corp
    4.25% July 23, 2001 @                           6,400,000          6,383,378
  Amstel Funding Corp
    4.269% July 23, 2001 @                          5,000,000          4,986,953
  BBL North American Funding Corp
    3.96% July 6, 2001 @                            5,000,000          4,997,250
  CBA Finance Inc
    3.75% July 30, 2001 @                           5,000,000          4,984,896
  Commerzbank AG
    4.24% July 24, 2001 @                           2,000,000          1,994,582
  Credit Agricole Indosuez NY
    4.54% October 11, 2001                          1,000,000          1,000,000
  Credit Agricole Indosuez NY
    5.223% February 20, 2002 @                      3,000,000          2,999,630
  Credit Suisse Group
    5.129% July 20, 2001 @                          1,000,000            997,293
  Danske Corp
    4.21% July 25, 2001 @                           2,000,000          1,994,387
  Enterprise Funding Corp
    4.23% July 25, 2001 @                           1,141,000          1,137,782
  Four Winds Funding Corp
    4.299% July 16, 2001 @                          3,000,000          2,994,625
  General Electric Capital Corp
    4.099% July 2, 2001 @                           8,432,000          8,431,040
  Halifax Plc
    4.15% August 8, 2001 @                           1,711,000         1,703,505
  Landesbank Hessen
    3.77% December 17, 2001                          5,000,000         5,000,000
  Nordea North America Inc
    4.32% October 10, 2001 @                         2,000,000         1,975,760
  Paribas New York
    3.75% December 10, 2001                          5,000,000         5,000,000
  Province De Quebec
    4.49% August 27, 2001 @                          2,000,000         1,985,782
  Rio Tinto
    3.97% July 9, 2001 @                             5,000,000         4,995,589
  Toyota Motor Credit Corp
    3.71% August 3, 2001 @                           5,000,000         4,982,996
  Union Bank of Switzerland
    4.419% October 12, 2001 @                        4,000,000         3,949,416
                                                                     -----------
                                                                      72,494,864
                                                                     -----------
Corporate Bonds--7.56%
  Hewlett Packard Co
    3.70% September 5, 2001 @                        5,000,000         4,966,083
  Texaco Inc
    3.98% July 10, 2001 @                            5,000,000         4,995,025
  Volkswagen of America Inc
    3.96% July 6, 2001 @                             5,000,000         4,997,250
                                                                     -----------
                                                                      14,958,358
                                                                     -----------
Floating Rate Notes--17.19%
  American Express Credit Corp
    3.972% July 15, 2001 ##                          3,000,000         3,000,000
  Bank of America Charlotte NC MTN
    3.978% July 6, 2001 @##                          1,000,000         1,000,151
  Bank One Corp
    3.563% September 21, 2001 @##                    2,000,000         2,001,024
  Bayerische Hypo-und Vereinsbank AG
    3.897% July 3, 2001 @##                          5,000,000         4,999,452
  Bayerische Landesbank
    3.888% July 3, 2001 @##                          1,500,000         1,499,872
  Canadian Imperial Bank
    3.81% July 3, 2001 @##                           2,000,000         1,999,813

================================================================================

See notes to financial statements and notes to schedules of investments


60 SCHEDULES OF INVESTMENTS

Preferred Money Market Fund Cont.

================================================================================
SHORT TERM
INVESTMENTS                                            PAR            VALUE
================================================================================

Floating Rate Notes (continued)
  Citigroup Inc
    3.993% July 12, 2001 #                        $ 5,000,000     $   5,000,000
  Credit Agricole Indosuez NY
    3.793% July 3, 2001 @##                         3,000,000         2,999,868
  First Union National
    3.889% July 3, 2001 ##                          1,000,000         1,000,000
  Merita Bank Plc
    3.803% July 3, 2001 ##                          3,000,000         3,000,000
  Norwest Financial Inc
    3.975% July 3, 2001 @##                         4,000,000         3,999,899
  Wal-Mart Stores
    3.729% July 27, 2001 @##                        3,500,000         3,499,162
                                                                  -------------
                                                                     33,999,241
                                                                  -------------

Government Agency--27.43%
  Federal Home Loan Mortgage
    4.125% May 14, 2002 @                           5,000,000         4,999,566
  Federal National Mortgage Association
    3.58% September 13, 2001 @                      5,000,000         4,963,206
    3.649% December 13, 2001 @                      5,000,000         4,916,354
    3.779% July 9, 2001 @                           5,000,000         4,995,800
    4.129% July 26, 2001 @                          4,000,000         3,988,528
    4.15% July 12, 2001 @                           1,000,000           998,732
    4.15% July 19, 2001 @                           4,588,000         4,578,480
    4.36% September 7, 2001 @                       2,000,000         1,983,529
    4.379% October 4, 2001 @                        1,000,000           988,442
    4.688% August 15, 2001 @                        5,000,000         4,970,750
    4.70% August 15, 2001 @                         7,000,000         6,958,875
    4.839% August 23, 2001 @                       10,000,000         9,928,740
                                                                  -------------
                                                                     54,271,002
                                                                  -------------

Total Short Term Investments
  (Cost $198,210,584)                                               198,210,584
                                                                  =============

Total Investments--100.20%
  (Cost $198,210,584)                                               198,210,584
                                                                  =============

Other Assets and Liabilities-- -0.20%                                  (387,943)
                                                                  =============

Total Net Assets--100%                                            $ 197,822,641
                                                                  =============

================================================================================

Notes to Schedules of Investments

*     Non-income producing security.

** Pursuant to Rule 144A under the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2001, these securities amounted to $6,320,439 or 3.76% of the net assets of the Preferred Fixed Income Fund.

*** Non-income producing security--issuer filed for protection under the Federal Bankruptcy Code and is in reorganization or is in default of interest payment.

# All or a portion of this security is being used to collateralize futures contracts outstanding at June 30, 2001.

## Floating rate note. The interest rate shown reflects the rate currently in effect. The maturity date shown reflects the next reset date.

### Variable rate bond. The interest rate shown reflects the rate currently in effect.

@     Yields are at time of purchase (unaudited).

+     Par is in U.S. dollars unless otherwise noted.

^     All or a portion of this security is out on loan.

^^ Maturity dates represent legal final maturity and not the average life assumed by expected prepayment characteristics and security structure.

Abbreviations:

ADR - American Depositary Receipt
CVO - Contingent Value Obligation
EUR - Par value is stated in Euro
MTN - Medium Term Notes
PFD - Preferred Stock
REMIC - Real Estate Mortgage Investment Conduit
TBA   - To Be Announced, these securities have been purchased on a delayed delivery basis.

         See notes to financial statements and notes to schedules of investments


                                                       61 www.PreferredGroup.com

Notes to Financial Statements

1. Accounting Policies

The Preferred Group of Mutual Funds ("The Preferred Group" or the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified series management investment company offering ten portfolios (the "Funds"):

Preferred International Growth Fund ("International Growth")--seeks its objective of long-term capital appreciation by investing primarily in common stocks of non-U.S. companies believed to offer the potential for capital appreciation.

Preferred International Value Fund ("International Value")--seeks its objective of long-term capital appreciation by investing primarily in equity securities traded principally on markets outside the United States.

Prior to April 2, 2001, the Preferred International Value Fund was known as the Preferred International Fund.

Preferred Small Cap Growth Fund ("Small Cap Growth")--seeks its objective of long-term capital appreciation through investments in companies with small equity capitalizations.

Prior to April 2, 2001, the Preferred Small Cap Growth Fund was known as the Preferred Small Cap Fund.

Preferred Mid Cap Growth Fund ("Mid Cap Growth")--seeks its objective of long-term capital appreciation by investing primarily in U.S. companies with medium market capitalizations believed to have strong earnings growth potential.

Preferred Large Cap Growth Fund ("Large Cap Growth")--seeks its objective of long-term capital appreciation by investing primarily in equity securities believed to offer the potential for capital appreciation, including stocks of companies that are experiencing above-average earnings growth.

Prior to April 2, 2001, the Preferred Large Cap Growth Fund was known as the Preferred Growth Fund.

Preferred Large Cap Value Fund ("Large Cap Value")--seeks its objective of capital appreciation by investing primarily in equity securities that are believed to be undervalued and that offer above-average potential for capital appreciation.

Prior to April 2, 2001, the Preferred Large Cap Value Fund was known as the Preferred Value Fund.

Preferred Asset Allocation Fund ("Asset Allocation")--seeks its objective of both capital appreciation and current income by allocating its assets among stocks, bonds and high quality money market instruments.

Preferred Fixed Income Fund ("Fixed Income")--seeks its objective of a high level of current income consistent with investment in a diversified portfolio of debt securities.

Preferred Short-Term Government Securities Fund ("Short-Term Government")--seeks its objective of high current income, consistent with preservation of capital, primarily through investment in U.S. Government securities.

Preferred Money Market Fund ("Money Market")--seeks its objective of the maximum current income believed to be consistent with preservation of capital and maintenance of liquidity by investing in short-term, fixed income instruments.

The Preferred Group was established in 1991 as a business trust under Massachusetts law and has an unlimited authorized number of shares of beneficial interest which may, without shareholder approval, be divided into an unlimited number of series of such shares.


62 NOTES TO FINANCIAL STATEMENTS

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of income and expenses during the reporting period and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates. The following significant accounting policies are consistently followed by the funds in the preparation of their financial statements.

Security Valuations

Portfolio securities and futures for which market quotations are readily available are valued at market value, which is determined by using the last reported sale price, or, if no sales are reported, the last reported bid price. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Trustees, which prices reflect broker/dealer supplied market valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bonafide market maker is used. Forward contracts are valued at market. Obligations with a remaining maturity of 60 days or less and holdings in Money Market are valued at amortized cost which approximates market value. Equity securities that have reached the limit for aggregate foreign ownership may trade at a premium to the local share price. The premium is valued based on prices supplied by a broker. Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

The short term investment funds are valued daily based on market quotations of their underlying assets.

Certain investments in securities held by the Fixed Income fund were valued on the basis of a price provided by a principal market maker. At June 30, 2001, the total value of these securities represented 0.2% of net assets of the Fixed Income fund. These prices may differ from the value that would have been used had a broader market for securities existed.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal tax purposes.

Corporate actions (including cash dividends) are recorded on the ex-date (except for certain foreign securities for which corporate actions are recorded as soon after the ex-date as the funds become aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received. All funds (except Short-Term Government) may invest in foreign securities. There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may include foreign currency exchange rate fluctuations, adverse political and economic developments and the imposition of unfavorable foreign governmental laws or restrictions, including the possible prevention of currency exchange. The funds may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations.

Federal Taxes

Consistent with each fund's policy to qualify as a regulated investment company and to distribute all of its taxable income and net realized capital gains to its shareholders, no federal tax has been accrued.

At June 30, 2001, capital loss carryforwards available (to the extent provided in federal income tax regulations) to offset future realized gains were as follows:

--------------------------------------------------------------------------------
                                                    Year of         Capital Loss
Fund                                               Expiration       Carryforward
--------------------------------------------------------------------------------
International Growth                                  2009           $  516,573
Small Cap Growth                                      2007            5,897,783
Small Cap Growth                                      2009            8,573,430
Fixed Income                                          2008            5,851,143
Fixed Income                                          2009              128,113
Short-Term Government                                 2003              408,901
Short-Term Government                                 2004              302,863
Short-Term Government                                 2005               96,867
Short-Term Government                                 2007               34,485
Short-Term Government                                 2008              679,840
Short-Term Government                                 2009              458,922
Money Market                                          2009                2,650

To the extent the loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed.

From November 1, 2000 through June 30, 2001, the Small Cap Growth and Large Cap Growth funds incurred approximately $22,290,000 and $54,340,000, respectively, of net realized capital losses. As permitted by tax regulations, the funds intend to elect to defer these losses and treat them as arising in the fiscal year ending June 30, 2002.

Interest Income, Debt Discount and Premium

Interest income is recorded on the accrual basis. Original issue discount and market discount are accreted, with the exception of mortgage-backed securities that pay down, to interest income over the life of a security with a corresponding adjustment in the cost basis; premium is amortized on debt securities, with the exception of mortgage-backed securities that pay down, with a corresponding adjustment to the cost basis. For Short-Term Government, income earned on short-term investment funds is included in interest income in the


                                                63 NOTES TO FINANCIAL STATEMENTS

Statement of Operations. Payments received in kind are recorded at the fair market value of the securities received.

Distributions to Shareholders

Large Cap Growth, Large Cap Value, International Value, Small Cap Growth, International Growth, and Mid Cap Growth declare and pay dividends at least annually. Dividends are declared and paid quarterly for Asset Allocation. Dividends are declared and recorded daily and paid monthly for Fixed Income, Short-Term Government and Money Market.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of foreign currency transactions, net operating losses, losses deferred due to wash sales and post-October 31 losses. Permanent book and tax differences relating to shareholder distributions will result in reclassifications in the funds' capital accounts.

Expenses

Expenses specific to an individual fund are charged to that fund. Common expenses are allocated to the funds based on their relative net asset values.

Foreign Currency Translation

The accounting records of the funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the daily exchange rates.

Net realized gains and losses on foreign denominated other assets, liabilities and currency transactions disclosed in the Statement of Operations represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. Further, the effects of changes in foreign currency exchange rates on securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but rather, are included with the net realized and unrealized gain or loss on investments.

Forward Contracts

All funds (except Short-Term Government and Money Market) may enter into forward contracts to purchase or sell foreign currencies at predetermined exchange rates at future dates. The market value of the contract will fluctuate with changes in currency exchange rates. All contracts are marked-to-market daily, resulting in unrealized gains or losses which become realized at the time the forward contracts are settled. Forward contracts do not eliminate fluctuations in the prices of the funds' portfolio securities. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Sales and purchases of forward contracts having the same settlement date and broker are offset and any gain (loss) is realized on the settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy and a forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Futures Contracts

All funds (except Short-Term Government and Money Market) may enter into futures contracts. A fund may use futures contracts to manage its exposure to the stock and fixed income markets. Buying futures tends to increase the fund's exposure to the underlying instrument. Selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund instruments. Upon entering into such a contract, the fund is required to pledge to the broker an amount of cash or investment securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin," and are recorded by the fund as unrealized gains or losses in the Statement of Assets and Liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, which is disclosed in the Statement of Operations. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Losses may arise from the changes in the value of the underlying instrument, the illiquidity of the secondary market for the contracts, or the failure of counterparties to perform under the contract terms. See Note 4 for all open futures contracts held as of June 30, 2001.

Loans of Portfolio Securities

Each fund (except Money Market) may lend its portfolio securities to counterparties under contracts calling for collateral equal to at least the market value of the securities loaned. Each fund would continue to benefit from interest on the securities loaned and would also receive either interest, through investment of any cash collateral by the fund in permissible investments, or a fee. This income is recognized in the Statements of Operations net of any related expenses. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails financially.


64 NOTES TO FINANCIAL STATEMENTS

See the Statements of Assets & Liabilities and Schedules of Investments for values of securities on loan and the cash collateral invested in the Securities Lending Quality Trust. See Note 5 for description of collateral as of June 30, 2001.

Delayed Delivery Transactions

All funds (except Money Market) may purchase or sell securities on a forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fund identifies securities as earmarked in its custodial records with a value at least equal to the amount of the purchase commitment.

Repurchase Agreements

The funds' custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the funds. The funds may experience costs and delays in liquidating the collateral if the issuer defaults or declares bankruptcy.

Industry Concentrations

While none of the funds is permitted to invest more than 25% of its assets in a particular industry (other than Money Market, which may concentrate in the domestic banking industry), each fund may, from time to time, "focus" its investments (generally considered to include investing more than 10% of its assets) in certain industries. This may subject a fund to greater risk than funds that are not so focused.

New Accounting Pronouncement

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies (the "Guide"), was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the funds to amortize premium and discount on all fixed-income securities. Currently, the funds are amortizing premium and discount on all fixed-income securities with the exception of mortgage-backed securities which pay down. Adopting this accounting principle may change the classification of certain amounts between interest income and realized and unrealized gains and losses in the Statements of Operations. The funds expect that the impact of this change in principle will not be material to the financial statements.


65 www.PreferredGroup.com

2. Fees and Compensation Paid to Affiliates

Management Fee

Caterpillar Investment Management Ltd. (the "Manager"), a wholly owned subsidiary of Caterpillar Inc., provides investment advisory and portfolio management services for the funds. Each fund pays a monthly fee based on the average net assets of the fund at the following rates:

---------------------------------------------------------
                                     Annual Percentage of
Fund                                  Average Net Assets
---------------------------------------------------------
International Growth                         1.05%
International Value                          0.95%
Small Cap Growth                             1.00%
Mid Cap Growth                               1.00%
Large Cap Growth                             0.75%
Large Cap Value                              0.75%
Asset Allocation                             0.70%
Fixed Income                                 0.50%
Short-Term Government                        0.35%
Money Market                                 0.30%
---------------------------------------------------------

To assist in carrying out its res ponsibilities, the Manager has retained various subadvisers to render advisory services to the funds:

--------------------------------------------------------------------------------
Fund                            Subadvisers
--------------------------------------------------------------------------------
International Growth            Marvin & Palmer Associates, Inc. ("Marvin")
International Value             Mercator Asset Management(R), LP ("Mercator")
Small Cap Growth                Turner Investment Partners, Inc. ("Turner")
Mid Cap Growth                  Turner Investment Partners, Inc. ("Turner")
Large Cap Growth                Jennison Associates LLC ("Jennison")
Large Cap Value                 Oppenheimer Capital ("Oppenheimer")
Asset Allocation                Mellon Capital Management Corporation ("Mellon")
                                and PanAgora Asset Management, Inc. ("PanAgora")
Fixed Income and Money Market   J.P. Morgan Investment Management Inc.
                                ("Morgan")
Short-Term Government           None
--------------------------------------------------------------------------------

The subadvisers operate under the supervision of the Manager and the Preferred Group's Trustees. The Manager pays the fees of each of the subadvisers; the funds do not pay subadvisory fees in addition to the management fee paid to the Manager.

For the fiscal year ended June 30, 2001, brokerage commissions were paid to the following affiliates of the Trust's subadvisers by the following funds:

-------------------------------------------------------------------------------------------------------------
                                  International    Large Cap        Large Cap     International     Small Cap
                                      Value          Value            Growth          Growth         Growth
-------------------------------------------------------------------------------------------------------------
Chase Manhattan Bank                                                 $    88
Credit Lyonnais Securities           $ 1,095                             396          $  506
Deutsche Bank Alex Brown                                               8,899
Dresdner Kleinwort Benson              4,711                             462                        $   726
J.P. Morgan Securities, Inc.          17,705        $10,440           61,083                         15,301
BNP Paribas                                                                            1,381
-------------------------------------------------------------------------------------------------------------
                                     $23,511        $10,440          $70,928          $1,887        $16,027
-------------------------------------========================================================================

Trustees' Fees

For the fiscal year ended June 30, 2001, the Trustees who were not "interested persons" of the Preferred Group, as defined in the Investment Company Act of 1940, as amended, received an annual fee of $12,000 plus $2,500 for each Trustees' meeting attended.


66 NOTES TO FINANCIAL STATEMENTS

3. Beneficial Interest

As of June 30, 2001, affiliated shareholders beneficially holding more than 5% of total shares outstanding were as follows:

-----------------------------------------------------------------------------------------------------------------------------
                                                                                      Caterpillar
                                         Group                      Preferred Stable   Investment      Empire   Gregory Poole
                                       Insurance        Insurance      Principal       Management      Savings     Equipment
                        401(k) Plan*  Trust A & B**    Reserves***  Collective Trust       Ltd.         Plan          Co.
-----------------------------------------------------------------------------------------------------------------------------
International Growth           --           --            38.99%            --            58.48%          --          --
International Value         32.72%       36.80%            6.38%            --               --           --          --
Small Cap Growth            37.66%       36.21%           16.16%            --               --           --          --
Mid Cap Growth               6.58%          --            37.28%            --            55.92%          --          --
Large Cap Growth            67.13%          --             7.81%            --               --           --          --
Large Cap Value             67.43%          --            11.91%            --               --           --          --
Asset Allocation            53.17%        8.71%              --             --               --         6.01%       5.63%
Fixed Income                25.62%          --               --          60.40%              --           --          --
Short-Term Government       22.31%       18.25%           31.16%         25.44%              --           --          --
Money Market                81.14%          --               --           6.38%              --           --          --

-----------------------------------------------------------------------------------------------------------------------------

  *   Caterpillar Investment Trust 401(k) Plan.
 ** Caterpillar Inc. Supplemental Unemployment and Benefits Group Insurance Trust A and Caterpillar Group Insurance Trust B (Trust A and B).
*** Caterpillar Insurance Company Limited Insurance Reserves. Included on the Short-Term Government Securities Fund are holdings of 24.32% held by American Banker's Insurance Company of Florida for the benefit of Caterpillar Insurance Company Limited.

4. Portfolio Information

Security Purchases and Sales

During the fiscal year ended June 30, 2001, purchases and sales of long-term investments (investments other than short-term obligations and U.S. Government securities) and U.S. Government securities (short- and long-term), respectively, were as follows:

------------------------------------------------------------------------------------------------
                                      Long-Term                        U.S. Government
                            --------------------------------------------------------------------
                              Purchases           Sales           Purchases            Sales
------------------------------------------------------------------------------------------------
International Growth        $ 33,238,630       $  9,078,328                --                 --
International Value           87,008,000        102,481,010                --                 --
Small Cap Growth             187,721,149        172,610,459                --                 --
Mid Cap Growth                48,484,883         22,758,832                --                 --
Large Cap Growth             659,819,302        650,779,672                --                 --
Large Cap Value              105,462,439         94,825,247                --                 --
Asset Allocation              70,185,641         33,307,723       $43,662,745       $114,038,989
Fixed Income                 218,584,198        197,868,653        56,089,161         74,447,335
Short-Term Government        107,657,782         67,971,258        32,600,078         33,095,547
------------------------------------------------------------------------------------------------

During the fiscal year ended June 30, 2001, Money Market had purchases and sales (including maturities and excluding repurchase agreements) of short-term obligations of:

------------------------------------------------------------------------------------------------
                                         Other                           U.S. Government
                            --------------------------------------------------------------------
                              Purchases           Sales            Purchases           Sales
------------------------------------------------------------------------------------------------
Money Market              $3,592,518,264     $3,546,884,108       $19,949,832        $20,000,000
------------------------------------------------------------------------------------------------


                                                       67 www.PreferredGroup.com

Futures Contracts

Asset Allocation and Fixed Income had the following futures contracts open at June 30, 2001:

------------------------------------------------------------------------------------------
                           Number of    Expiration     Underlying          Unrealized
Contracts                  Contracts       Date        Face Value         Appreciation
                                                                       (Depreciation), Net
------------------------------------------------------------------------------------------
Asset Allocation:
Long Positions:
   S&P 500                     13         Sep 01        $4,146,025      $   (143,000)
   S&P 500                     63         Sep 01        20,220,951          (821,676)
                                                                        ------------------
                                                                            (964,676)
                                                                        ------------------
Short Positions:
    U.S. Treasury Bonds       (78)        Sep 01        (7,776,827)          (47,548)
                                                                        ------------------
                                                                        $ (1,012,224)
                                                                        ==================
Fixed Income:
Long Positions:
   U.S. Treasury Notes        110         Sep 01        10,928,534      $    105,840
   U.S. Treasury Notes         40         Sep 01         8,185,970            19,655
                                                                        ------------------
                                                                             125,495
                                                                        ------------------
Short Positions:
    U.S. Treasury Notes      (168)        Sep 01       (17,241,380)          (65,244)
    U.S. Treasury Notes       (68)        Sep 01        (7,060,594)           33,220
                                                                        ------------------
                                                                             (32,024)
                                                                        ------------------
                                                                        $      93,471
------------------------------------------------------------------------==================

Forward Contracts

International Growth and Fixed Income had the following forward contracts open at June 30, 2001:

--------------------------------------------------------------------------------------------------
                                                   Principal                       Unrealized
                                                 Amount Covered    Expiration     Appreciation
                                 Currency         By Contract         Month    (Depreciation), Net
--------------------------------------------------------------------------------------------------
International Growth:
   Sells:                      Japanese Yen       328,140,000      August 01        $  10,017
                               Japanese Yen       298,300,000      August 01           (5,314)
                                                                                    ---------
                                                                                        4,703
                                                                                    =========
Fixed Income:
   Sells:                          Euro            11,608,500      August 01          384,982
                                                                                    =========

--------------------------------------------------------------------------------------------------


68 NOTES TO FINANCIAL STATEMENTS

Unrealized Appreciation (Depreciation)

Unrealized appreciation (depreciation) for each fund at June 30, 2001, based on cost of both long-term and short-term securities for federal tax purposes were as follows:

----------------------------------------------------------------------------------------------------------
                                                                        Net unrealized          Cost for
                                Gross unrealized   Gross unrealized      appreciation/        federal tax
Fund                              appreciation      (depreciation)      (depreciation)          purposes
----------------------------------------------------------------------------------------------------------
International Growth              $    703,976       $   (824,084)       $    (120,108)       $ 27,587,891
International Value                 50,777,018        (24,153,905)          26,623,113         337,196,374
Small Cap Growth                    10,386,678         (6,192,644)           4,194,034         114,717,971
Mid Cap Growth                       4,073,540           (843,230)           3,230,310          38,535,957
Large Cap Growth                    50,212,312        (59,077,370)          (8,865,058)        616,063,730
Large Cap Value                    145,021,831        (17,231,709)         127,790,122         306,313,252
Asset Allocation                    10,368,707         (8,226,956)           2,141,751         194,667,396
Fixed Income                         3,354,919         (2,275,012)           1,079,907         194,179,594
Short-Term Government                1,336,194           (143,477)           1,192,717          98,045,771
Money Market                                --                 --                   --         198,210,584
----------------------------------------------------------------------------------------------------------

5. Collateral For Securities Lending

The funds authorized the custodian or appropriate third party institutions to receive and hold collateral for securities on loan. The collateral may be in the form of cash (U.S. or foreign currency); or securities issued or guaranteed by the United States government or its agencies or instrumentalities, but not interest-only, principal-only or other "stripped" securities; or such other collateral as determined and agreed to in writing. Cash collateral is invested in the Securities Lending Quality Trust.

Collateral for those securities that are out on loan as of June 30, 2001, is as follows:

--------------------------------------------------------------------------------
                                        Cash          Non-Cash           Total
--------------------------------------------------------------------------------
International Growth               $  2,464,637                     $  2,464,637
International Value                  57,650,906                       57,650,906
Small Cap Growth                     22,828,902     $     75,814      22,904,716
Mid Cap Growth                        8,189,337           31,380       8,220,717
Large Cap Growth                     19,058,389                       19,058,389
Large Cap Value                      28,526,309                       28,526,309
Asset Allocation                     39,770,599        1,576,669      41,347,268
Fixed Income                          7,768,155                        7,768,155
--------------------------------------------------------------------------------


                                                       69 www.PreferredGroup.com

Report of Independent Accountants

To the Trustees and Shareholders of
The Preferred Group of Mutual Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the ten funds constituting The Preferred Group of Mutual Funds (the "Trust") at June 30, 2001, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
August 17, 2001


70 REPORT OF INDEPENDENT ACCOUNTANTS

Income Tax Information (Unaudited)

The funds which declared and paid a long-term capital gain distribution in calendar year 2001 (International Value, Large Cap Growth, Large Cap Value and Asset Allocation) hereby designate the following amounts as long-term capital gain distributions:

--------------------------------------------
                              Long-term
Fund                         capital gains
--------------------------------------------
International Value          $  44,023,703
Large Cap Growth               171,446,614
Large Cap Value                 42,920,564
Asset Allocation                25,591,506
--------------------------------------------

Shareholder Actions (Unaudited)

On March 15, 2001, the sole shareholder of Mid Cap Growth approved by written consent the Management Contract between the Trust and the Manager with respect to the fund, the Subadviser Agreement between the Manager and Turner with respect to the Fund, the Trustees' appointment of PricewaterhouseCoopers LLP as independent accountants to act as auditors for the fund and certain investment restrictions of the fund.

On March 15, 2001, the sole shareholder of International Growth approved by written consent the Management Contract between the Trust and the Manager with respect to the fund, the Subadviser Agreement between the Manager and Marvin with respect to the Fund, the Trustees' appointment of PricewaterhouseCoopers LLP as independent accountants to act as auditors for the fund and certain investment restrictions of the fund.

Subsequent Event (Unaudited)

Caterpillar Inc. Supplemental Unemployment and Benefits Group Insurance Trust A and Caterpillar Group Insurance Trust B (collectively referred to as Trust A and
B) redeemed assets of approximately $176 million in July 2001.

-----------------------------------------------------------------------------------------------------------------
                                 Shares             Date        Percent of Fund       Cash            In-Kind
                                Redeemed          Redeemed       at Redemption     Redemption        Redemption
-----------------------------------------------------------------------------------------------------------------
International Value           8,204,371.43       July 9, 2001        39.36%        $ 8,675,220       $102,822,188
Small Cap Growth              4,055,367.66       July 9, 2001        36.15%            637,184         31,765,204
Asset Allocation              1,016,900.94       July 9, 2001         8.67%         13,585,797
Short-Term Government         1,885,938.77      July 12, 2001        18.21%         18,476,440
-----------------------------------------------------------------------------------------------------------------

The in-kind redemptions resulted in a realized gain of $6,560,218 in International Value and a realized loss of $561,336 in Small Cap Growth.

See also Note 3 for Trust A and B ownership percentages at June 30, 2001.


                                                       71 www.PreferredGroup.com

                                    PREFERRED
                                     [LOGO]
                                    GROUP(R)

                              THE PREFERRED GROUP
                                OF MUTUAL FUNDS

                                 1-800-662-4769

                             www.PreferredGroup.com

This report and the financial statements contained herein are submitted for the general information of the shareholders of The Preferred Group of Mutual Funds. The report is not intended for distribution to prospective investors unless preceded or accompanied by a current prospectus.

--------------------------------------------------
Officers and Trustees

     Gary M. Anna .........................Trustee
     William F. Bahl ......................Trustee
     F. Lynn McPheeters ...................Trustee
     Dixie L. Mills .......................Trustee
     Kenneth J. Zika ......................Trustee
     David L. Bomberger .................President
     Fred L. Kaufman..Vice President and Treasurer
     Sean X. McKessy ........................Clerk
--------------------------------------------------

--------------------------------------------------
Investment Adviser

     Caterpillar Investment Management Ltd.
     411 Hamilton Boulevard, Suite 1200
     Peoria, IL  61602-1104
--------------------------------------------------

--------------------------------------------------
Distributor

     Caterpillar Securities Inc.
     411 Hamilton Boulevard, Suite 1200
     Peoria, IL  61602-1104
--------------------------------------------------

--------------------------------------------------
Custodian

     State Street Bank & Trust Co.
     P.O. Box 1713
     Boston, MA  02101
--------------------------------------------------

--------------------------------------------------
Transfer Agent and Investor Services

     Boston Financial Data Services, Inc.
     The BFDS Building
     Two Heritage Drive
     N. Quincy, MA  02171
--------------------------------------------------

--------------------------------------------------
Legal Counsel

     Ropes & Gray
     One International Place
     Boston, MA  02110-2624
--------------------------------------------------

--------------------------------------------------
Independent Accountants

     PricewaterhouseCoopers LLP
     160 Federal Street
     Boston, MA  02110
--------------------------------------------------


72 www.PreferredGroup.com

Shareholder Privileges

--------------------------------------------------------------------------------
      Online Access to Your Account

      As a shareholder, keeping up with your Preferred Group account is easy. Just point your computer's Web browser to
      www.PreferredGroup.com and click on "My Account." It's the easy way to get balances, exchange assets among funds, redeem shares, order checks and more.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      Affordable Minimum Investment

      You may open a Preferred account with an investment of $1,000 or more. Subsequent investments of $50 or more may be made at any time.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      Free Checkwriting

      You can write an unlimited number of free checks (minimum $250 per check) against the assets in your account (Money Market and
      Short-Term Government Securities Funds only). You must maintain the minimum required account balance of $1,000.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      Systematic Savings Plan

      You may authorize your bank to debit your checking account automatically and send regular monthly investments of $50 or more to your fund account. If you select this option, you may open an account with your first monthly investment of $50.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      Exchange Privilege

      Should you wish to change your investment selection, you may move all or a portion of your assets to another fund. One toll-free call is all it takes.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      IRA Plans

      If you consider a comfortable retirement to be one of your financial goals, you might be especially interested in opening a Preferred Traditional or Roth IRA account. You may transfer or roll over your current IRA. You may also convert your current IRA at another institution to a Preferred Roth IRA. Call 1-800-662-4769 for a free
      IRA kit.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      Comprehensive Investor Services

      You can reach the Preferred Group at 1-800-662-4769 during normal business hours of 8 a.m. to 6 p.m. eastern time to discuss your questions with our Investor Services Representatives. After business hours you can access pre-recorded information via the Preferred Tele-Services line. You will also receive easy-to-read account statements and a comprehensive year-end summary statement for your tax records. High quality service is our top priority at the
      Preferred Group.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      100% No-Load*

      We are a 100% no-load fund group. There are no sales commissions, exchange fees, exit fees or 12b-1 fees when you invest in a Preferred Group fund.
--------------------------------------------------------------------------------

* The Preferred Group is a no-load mutual fund family and does not charge 12b-1 fees. As with any no-load mutual fund, however, certain other fees and expenses apply to continued investments in the funds. These fees and expenses are described in the funds' current prospectus, which should be read carefully before making an investment.


                                                       73 SHAREHOLDER PRIVILEGES

                               [GRAPHIC OMITTED]

-----------------------------------
THE PREFERRED GROUP OF MUTUAL FUNDS
                 Annual Report 2001
-----------------------------------

                                                             ===================

                                                               PRESORT STANDARD
                                                               U.S. POSTAGE PAID
                                                              SOUTH SUBURBAN, IL
                                                                  PERMIT #3602
                                                             ===================

Preferred International Growth Fund o Preferred International Value Fund o Preferred Small Cap Growth Fund o Preferred Mid Cap Growth Fund o Preferred Large Cap Growth Fund o Preferred Large Cap Value Fund o Preferred Asset Allocation Fund o Preferred Fixed Income Fund o Preferred Short-Term Government Securities Fund o Preferred Money Market Fund

         PREFERRED
          [LOGO]
          GROUP(R)

   THE PREFERRED GROUP
     OF MUTUAL FUNDS

       P.O. Box 8320
   Boston, MA 02266-8320

  www.PreferredGroup.com

      Distributed by
Caterpillar Securities Inc.